UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to §240.14a -12

ENERGY FUELS INC.
(Name of Registrant as specified in its charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement), if other than Registrant)

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[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
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[   ]      Fee paid previously with preliminary materials.
[   ]      Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ENERGY FUELS INC.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY MAY 30, 2018

MANAGEMENT INFORMATION CIRCULAR
____, 2018

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ENERGY FUELS INC.
NOTICE OF ANNUAL AND SPECIAL MEETING
OF SHAREHOLDERS TO BE HELD ON
WEDNESDAY, MAY 30, 2018

TO THE HOLDERS OF COMMON SHARES:

Notice is hereby given that an annual and special meeting (the “Meeting”) of the holders of common shares of Energy Fuels Inc. (the “Corporation”) will be held at the Corporation’s offices at 225 Union Blvd., Suite 600, Lakewood Colorado, USA, 80228 on Wednesday, May 30, 2018 at 10:00 am (Mountain time) for the following purposes:

1.	to elect directors of the Corporation;

2.	to appoint the auditors of the Corporation and to authorize the directors to fix the remuneration of the auditors;

3.

to consider and, if deemed appropriate, pass an ordinary resolution approving the amendment and extension of the Corporation’s Shareholder Rights Plan for a three-year term, as more particularly described under “Particulars of Matters to be Acted Upon at the Meeting – Amendment and Extension of Shareholder Rights Plan of the Corporation” in the accompanying management information circular (the “Circular”);

4.

to consider and, if thought advisable, to pass an ordinary resolution ratifying and approving the Corporation’s 2018 Omnibus Equity Incentive Compensation Plan for a further three-year term, as more particularly described under “Particulars of Matters to be Acted Upon at the Meeting – Ratification and Approval of 2018 Omnibus Equity Incentive Compensation Plan for a Further Three-Year Term” in the Circular;

5.

to consider and, if thought advisable, to pass an ordinary resolution ratifying and approving a consulting arrangement, and approving the issuance of common shares as compensation thereunder, as more particularly described under “Particulars of Matters to be Acted Upon at the Meeting – Approval of Consulting Arrangement” in the Circular; and

6.	to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

The accompanying Circular provides additional information relating to the matters to be dealt with at the Meeting and forms part of this Notice.

The Corporation has elected to use the notice-and-access provisions under National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (the “Notice-and-Access Provisions”) and the applicable rules of the United States Securities and Exchange Commission (the “SEC”) for the Meeting. The Notice-and-Access Provisions are a set of rules developed by the Canadian Securities Administrators that reduce the volume of materials that must be physically mailed to shareholders by allowing the Corporation to post the Circular and any additional materials online. Shareholders will still receive this Notice of Meeting and a form of proxy and may choose to receive a paper copy of (i) the Circular; (ii) the Corporation’s Annual Report on Form 10-K, together with any document, or the pertinent pages of any document, incorporated therein by reference, and/or (iii) the Corporation’s audited financial statements for the most recently completed financial year, together with the report of the auditor thereon, and any interim financial statements of the Corporation subsequent to the financial statements for the Corporation’s most recently completed financial year. The Corporation will not use the procedure known as 'stratification' in relation to the use of Notice-and-Access Provisions. Stratification occurs when a reporting issuer using the Notice-and-Access Provisions provides a paper copy of the Circular to some shareholders with this notice package. In relation to the Meeting, all shareholders will receive the required documentation under the Notice-and-Access Provisions, which will not include a paper copy of the Circular.

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Please review the Circular carefully and in full prior to voting, as the Circular has been prepared to help you make an informed decision on the matters to be acted upon. The Circular is available on the website of the Corporation’s transfer agent, AST Trust Company, Inc. at www.meetingdocuments.com/astca/EFR, and under the Corporation’s SEDAR profile at www.sedar.com and on EDGAR at www.sec.gov. Any shareholder who wishes to receive a paper copy of the Circular, should contact AST Trust Company, Inc., at 1-888-433-6443 or fulfilment@astfinancial.com. Shareholders may also use the toll-free number noted above to obtain additional information about the Notice-and-Access Provisions.

Shareholders who cannot attend the Meeting in person may vote by proxy. Instructions on how to complete and return the proxy are provided with the proxy form and are described in the Circular. To be valid, proxies must be received by AST Trust Company, Inc. by mail at c/o Cover-All, P. O. Box 721, Agincourt, Ontario, Canada, M1S 0A1 or by fax to 1-866-781-3111 (toll-free) or 416-368-2502 or by email to proxy@astfinancial.com, or by telephone to 1-888-489-7352, no later than 10:00 a.m. (Toronto time) on May 28, 2018, or if the Meeting is adjourned, no later than 10:00 a.m. (Toronto time) on the last business day preceding the day to which the Meeting is adjourned.

Dated at Lakewood, Colorado, USA this __ day of _____, 2018.

BY ORDER OF THE BOARD

(Signed) “Mark S. Chalmers”
President and Chief Executive Officer

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MANAGEMENT INFORMATION CIRCULAR OF ENERGY FUELS INC.
(the “Circular”)

I

SCHEDULE “A” – FORM 8-K REGARDING 2017 CHANGE OF AUDITOR
SCHEDULE “B” -- AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT
SCHEDULE “C” – 2018 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN
SCHEDULE “D” – CONSULTING AGREEMENT

ii

PRELIMINARY
MANAGEMENT INFORMATION CIRCULAR

The information contained in this management information circular (“Circular”) is furnished in connection with the solicitation of proxies to be used at the annual and special meeting of shareholders of Energy Fuels Inc. (the “Corporation”) to be held at the Corporation’s offices at 225 Union Blvd., Suite 600, Lakewood Colorado, USA, 80228 on Wednesday, May 30, 2018 at 10:00 am (Mountain time) (the “Meeting”), and at all adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. It is expected that the solicitation will be made primarily by mail but proxies may also be solicited personally by directors, officers or regular employees of the Corporation. The solicitation of proxies by this Circular is being made by or on behalf of the management of the Corporation. The total cost of the solicitation will be borne by the Corporation.

Except as otherwise indicated, information in this Circular is given as of _______, 2018.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the form of proxy accompanying this Circular are officers and/or directors of the Corporation. A shareholder of the Corporation has the right to appoint a person other than the persons specified in such form of proxy and who need not be a shareholder of the Corporation to attend and act for the shareholder and on the shareholder’s behalf at the Meeting. Such right may be exercised by striking out the names of the persons specified in the proxy, inserting the name of the person to be appointed in the blank space provided in the proxy, signing the proxy and returning it in the reply envelope in the manner set forth in the accompanying Notice of Meeting.

A shareholder of the Corporation who has given a proxy may revoke it by an instrument in writing, including another completed form of proxy, executed by the shareholder or the shareholder’s attorney authorized in writing, deposited at the registered office of the Corporation, or at the offices of AST Trust Company, Inc. by mail to c/o Cover-All, P.O. Box 721, Agincourt, Ontario, Canada, M1S 0A1 or by fax to 1-866-781-3111 (toll-free) or 416-368-2502 or by email to proxy@astfinancial.com, or by telephone to 1-888-489-7352, up to 10:00 a.m. (Toronto time) on the second business day preceding the date of the Meeting, or any adjournment thereof, or with the Chair of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner permitted by law.

VOTING OF SHARES REPRESENTED BY MANAGEMENT PROXIES

The persons named in the enclosed form of proxy will vote the common shares in respect of which they are appointed by proxy on any ballot that may be called for in accordance with the instructions thereon. If a shareholder of the Corporation specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the absence of such instructions, such shares will be voted in favour of each of the matters referred to herein.

The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments to or variations of matters identified in the Notice of Meeting and with respect to other matters, if any, which may properly come before the Meeting. At the date of this Circular, the management of the Corporation knows of no such amendments, variations, or other matters to come before the Meeting. However, if any other matters which are not now known to management should properly come before the Meeting, the proxy will be voted on such matters in accordance with the best judgement of the named proxy holder.

VOTING BY NON-REGISTERED SHAREHOLDERS

Only registered shareholders or the persons they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, common shares owned by a person (a “non-registered owner”) are registered either (a) in the name of an intermediary (an “Intermediary”) that the non-registered owner deals with in respect of the common shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered savings plans, registered retirement income funds, registered education savings plans and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited in Canada (“CDS”), or The Depository Trust Company in the United States) of which the Intermediary is a participant.

In accordance with applicable laws, non-registered owners who have advised their Intermediary that they do not object to the Intermediary providing their ownership information to issuers whose securities they beneficially own (“NOBOs”) will receive by mail: (i) a voting information form which is not signed by the Intermediary and which, when properly completed and signed by the non-registered holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “Voting Instruction Form”); (ii) a letter from the Corporation with respect to the notice and access procedure; and (iii) the request for financial statements form (collectively, the “Notice and Access Package”). The Circular and the Notice of Meeting may be found at and downloaded from www.meetingdocuments.com/astca/EFR.

NOBOs who have standing instructions with the Intermediary for physical copies of the Circular will receive by mail the Notice and Access Package, the Circular and the Notice of Meeting.

Intermediaries are required to forward the Notice and Access Package to non-registered owners who have advised their Intermediary that they object to the Intermediary providing their ownership information (“OBOs”) unless an OBO has waived the right to receive them. Very often, Intermediaries will use service companies to forward proxy-related materials to OBOs. Generally, OBOs who have not waived the right to receive proxy-related materials will either:

(a)

be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile stamped signature), which is restricted as to the number and class of securities beneficially owned by the OBO but which is not otherwise completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the non-registered owner when submitting the proxy. In this case, the OBO who wishes to vote by proxy should otherwise properly complete the form of proxy and deliver it as specified; or

(b)

be given a Voting Instruction Form which the Intermediary must follow. The OBO should properly complete and sign the Voting Instruction Form and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit non-registered owners to direct the voting of the common shares they beneficially own. Should a non-registered owner who receives either form of proxy wish to vote at the Meeting in person if a ballot is called, the non-registered owner should strike out the persons named in the form of proxy and insert the non-registered owner’s name in the blank space provided. Non-registered owners should carefully follow the instructions of their Intermediary including those regarding when and where the form of proxy or Voting Instruction Form is to be delivered.

Management of the Corporation does not intend to pay for Intermediaries to forward the Notice and Access Package to OBOs. An OBO will not receive the Notice and Access Package unless the Intermediary assumes the cost of delivery.

BROKER NON-VOTES

In the United States, brokers and other intermediaries holding shares in street name for their customers are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the securities at their discretion on routine matters, but not on non-routine matters. Other than the proposal for the appointment of KPMG LLP as our auditors for the fiscal year ended December 31, 2018, all of the other matters to be voted on at the Meeting are non-routine matters and brokers may not vote the securities held in street name for their customers in relation to these items of business without direction from their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any securities represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors or any other matter to be voted on at the Meeting, except to the extent that the failure to vote for an individual nominee results in another individual receiving a larger proportion of votes cast for the election of directors. For purposes of the Corporation’s majority voting policy, a broker non-vote is not considered to be a vote withheld.

DISTRIBUTION OF MEETING MATERIALS TO NON-OBJECTING BENEFICIAL OWNERS

The Notice and Access Package is being sent to both registered and non-registered owners of the securities using notice and access pursuant to applicable laws. Electronic copies of the Circular and the Notice of Meeting may be found and downloaded from www.meetingdocuments.com/astca/EFR. If you are a NOBO, and the Corporation or its agent has sent the Notice and Access Package directly to you, your name, address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.

The Corporation (and not the Intermediary holding on your behalf) has assumed responsibility for (i) delivering the Notice and Access Package to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

The authorized capital of the Corporation consists of an unlimited number of common shares (“Common Shares”), an unlimited number of preferred shares issuable in series, and an unlimited number of Series A preferred shares. On November 5, 2013, the Corporation consolidated the then outstanding common shares on the basis of one post-consolidation share for every fifty pre-consolidation shares (the “Consolidation”). All share information in this Circular for periods prior to Consolidation have been adjusted to give effect to the Consolidation. No fractional common shares were issued pursuant to the Consolidation. As of March 29, 2018, the Corporation had issued and outstanding 75,761,761 Common Shares and no preferred shares.

The Corporation will make a list of all persons who are registered holders of Common Shares as of the close of business on April 2, 2018 (the “Record Date”) and the number of Common Shares registered in the name of each person on that date. Each shareholder as of the Record Date is entitled to one vote for each Common Share registered in his or her name as it appears on the list on all matters which come before the Meeting.

To the knowledge of the directors and senior officers of the Corporation, as of March 29, 2018, no person beneficially owns or exercises control or direction over securities carrying more than 10% of the voting rights attached to any class of outstanding voting securities of the Corporation entitled to be voted at the Meeting.

PARTICULARS OF MATTERS TO BE ACTED UPON AT THE MEETING

Proposal 1 - Election of Directors

The board of directors of the Corporation (the "Board") may consist of a minimum of three and a maximum of fifteen directors, who are elected annually. The Board is currently composed of eight directors, and management is proposing that eight directors be elected at the Meeting.

The Corporation has adopted an advance notice requirement in its by-laws for nominations of directors by shareholders. Among other things, the advance notice requirement fixes a deadline by which shareholders must submit to the Corporation a notice of director nominations prior to any annual or special meeting of shareholders at which directors are to be elected, and sets forth the information that a shareholder must include in the notice for it to be valid. As of the date hereof, the Corporation has not received notice of any director nominations in connection with the Meeting.

Shareholders will vote for the election of each individual director separately. The Corporation has adopted a majority voting policy for the election of directors whereby, in an uncontested election, any nominee who receives a greater number of shares withheld from voting than shares voted in favour of his or her election is expected to tender his or her resignation to the Board, to take effect upon acceptance by the Board. The Board will, within 90 days of the Meeting, determine whether to accept any such offer to resign.

The following table provides the names of and information for the nominees for election as directors of the Corporation (the “Nominees”). The persons named in the enclosed form of proxy intend to vote for the election of each of the Nominees. Management does not contemplate that any of the Nominees will be unable to serve as a director. All directors so elected will hold office until the next annual meeting of shareholders or until their successors are elected or appointed, unless their office is vacated earlier in accordance with the by-laws of the Corporation or the provisions of the Business Corporations Act (Ontario). Unless otherwise indicated, the address of each director in the table set forth below is: care of Energy Fuels Inc., 225 Union Blvd., Suite 600, Lakewood, Colorado, USA 80228.

Name and Municipality of Residence	Office Held	Director Since(1)	Principal Occupation, if different than Office Held	Age
J. Birks Bovaird(2)(3) Toronto, Ontario, Canada	Chair and Director	2006	Consultant, providing advisory services to natural resource companies	70
Paul A. Carroll(2)(4) Toronto, Ontario, Canada	Director	2010	President of Carnarvon Capital Corporation; President & CEO of World Wide Minerals Ltd.	76
Mark S. Chalmers(4) Arvada, Colorado, USA	President, Chief Executive Officer and Director	2018	Same	60
Benjamin Eshleman III(3)(5) Corpus Christi, Texas, USA	Director	2017	Self-employed businessman; President and CEO Mesteña, LLC	62
Barbara A. Filas(4) Grand Junction, Colorado, USA	Director	2018	Professor of Practice, Mining Engineering Department, Colorado School of Mines; Partner, Filas Engineering and Environmental Services LLC	62
Bruce D. Hansen(2)(5) Golden, Colorado, USA	Director	2007	CEO of General Moly Inc., a US- based mineral company	60
Dennis L. Higgs(4) Vancouver, British Columbia, Canada	Director	2015	Chairman and Director, Nevada Exploration Inc.	60
Robert W. Kirkwood(3)(5) Casper, Wyoming, USA	Director	2017	Co-owner and Managing Member, Kirkwood Oil & Gas, LLC	59

Notes:

(1)

Directors are elected annually and hold office until a successor is elected at a subsequent annual meeting of the Corporation, unless a director’s office is earlier vacated in accordance with the by-laws of the Corporation or the provisions of the Business Corporations Act (Ontario).

(2)	Member of the Audit Committee.
(3)	Member of the Governance and Nominating Committee.
(4)	Member of the Environment, Health and Safety Committee.
(5)	Member of the Compensation Committee.

Information about each Nominee, including present principal occupation, business or employment and the principal occupations, businesses or employments within the five preceding years, is set out below.

J. Birks Bovaird

For a majority of his career, Mr. Bovaird’s focus has been the provision and implementation of corporate financial consulting and strategic planning services. He was previously the Vice President of Corporate Finance for one of Canada’s major accounting firms. He is Chairman of GTA Resources and Mining Inc. as well as a member of the audit and compensation committees. He is an independent director of Noble Mineral Exploration Inc. where he is a member of the audit committee and chair of the compensation committee. He also serves as an independent director and member of the audit committee of Interactive Capital Partners Corporation which is a reporting issuer whose common shares are not currently trading. Additionally, he acts as Chairman of the Board of Buccaneer Gold Corp., a TSX.V listed company. Mr. Bovaird has previously been involved with numerous public resource companies, both as a member of management and as a director. He is a graduate of the Canadian Director Education Program and holds an ICD.D designation.

Paul A. Carroll

Mr. Carroll has had a lengthy business career in the mining industry, both as a lawyer and as a director and/or officer of many mining companies. He has been engaged in the mineral exploration and mining industry in Canada, the U.S., Mexico, Central and South America, Africa, China, Russia and Kazakhstan. Mr. Carroll is President of Carnarvon Capital Corporation, a corporate management and advisory company based in Toronto, Canada. Companies with which he has been extensively involved include Dundee Corporation, a full-service investment bank, Corona Corporation, where he was a member of the Executive Committee, Zemex Corporation, Royex Gold Mining Corporation, Campbell Resources Inc., Cobra Emerald Mines Ltd., Lacana Mining Corporation where he was Chair, Arcon International Resources plc where he was Chair, Tahera Corporation, World Wide Minerals Ltd. where he is President and Chief Executive Officer, Poco Petroleums Ltd., Mascot Gold Mines Ltd., United Keno Hill Mines Ltd., Repadre Capital Corporation (now IAMgold Corporation), Crowflight Minerals Inc., War Eagle Mining Company Inc. and Diadem Resources Ltd. From 2004 to 2005, as one of the committee of “independent directors” thereof, Mr. Carroll was a director of Argus Corporation Limited and Hollinger Inc. and in 2005 he was Chief Executive Officer. He was a director of The Uranium Institute (now the World Nuclear Association) in 1998. In addition to the Corporation, Mr. Carroll is currently a director of: World Wide Minerals and War Eagle Mining Company Inc.

Mark S. Chalmers

Mr. Chalmers is currently the President and Chief Executive Officer of the Corporation, a position he has held since February 1, 2018. From July 1, 2016 to January 31, 2018, Mr. Chalmers was President and Chief Operating Officer of the Corporation, and from July 1, 2016 to July 1, 2017 was Chief Operating Officer of the Corporation. From 2011 to 2015, Mr. Chalmers served as Executive General Manager of Production for Paladin Energy Ltd., a uranium producer with assets in Australia and Africa, including the Langer Heinrich and Kayelekera mines where, as head of operations, he oversaw sustained, significant increases in production while reducing operating costs. He also possesses extensive experience in ISR uranium production, including management of the Beverley Uranium Mine owned by General Atomics (Australia), and the Highland mine owned by Cameco Corporation (USA). Mr. Chalmers has also consulted to several of the largest players in the uranium supply sector, including BHP Billiton, Rio Tinto, and Marubeni, and until recently served as the Chair of the Australian Uranium Council, a position he has held for 10 years. Mr. Chalmers is a registered professional engineer, and holds a Bachelor of Science in Mining Engineering from the University of Arizona.

Benjamin Eshleman III

Mr. Eshleman is currently the President and CEO of Mesteña, LLC, a privately held energy company headquartered in Corpus Christi, Texas. As President and CEO, he is responsible for the oil, gas, and uranium leasing activities under 200,000 mineral acres located in South Texas. Mesteña built, operated, and mined several million pounds of uranium through its Alta Mesa plant in the mid-2000’s. Mr. Eshleman also sits on the board of the Texas and Southwestern Cattle Raisers Association, a well-known business association advocating land owner rights. Ben is a 1979 graduate of Menlo College, with Bachelor of Science in Business Administration.

Barbara A. Filas

Ms. Filas currently serves as the Nominations Chair and Chair of the Board of Governors for the National Mining Hall of Fame and Museum in Leadville, Colorado and is a part-time Professor of Practice at the Colorado School of Mines in Golden, Colorado. From 2003 to 2009, Ms. Filas served as the President and Chief Executive of Knight Piésold and Co., a leading global mining and environmental consulting firm, where she held various roles of increasing responsibility from 1989 to 2009. From 2011 to 2013, Ms. Filas served as the President of Geovic Mining Corp., a publicly-traded mining company with an advanced cobalt, nickel and manganese exploration project in Cameroon, among other exploration ventures. From 2015 to 2016, she was a Director of Moroccan Minerals Ltd., a private company that explored copper, gold, and silver prospects in Morocco and Serbia. Ms. Filas’ operational background includes hands-on experience with operating gold and coal mines and processing facilities; executive experience in consulting, public companies, and non-profits; and technical expertise in base and precious metals, coal, uranium and industrial metals in various engineering and environmental capacities. In addition, Ms. Filas was the first female President of the Society for Mining, Metallurgy and Exploration (“SME”), the world’s largest technical mining organization. She is internationally recognized as a thought-leader on a variety of topics including mining, waste management, environmental and social responsibility, leadership, and sustainability, and she has experience in both developed and developing countries on six continents. Ms. Filas is a graduate of the University of Arizona, and a Licensed Professional Mining Engineer in Colorado and Nevada.

Bruce D. Hansen

Mr. Hansen is currently Chief Executive Officer and a director of General Moly Inc., a position he has held since 2007. Prior to that, Mr. Hansen was Senior Vice-President, Operations Services and Development with Newmont Mining Corporation. He worked with Newmont for ten years holding increasingly senior roles, including CFO from 1999 to 2005. Prior to joining Newmont, Mr. Hansen spent 12 years with Santa Fe Pacific Gold, where he held increasingly senior management roles including Senior Vice President of Corporate Development and Vice President Finance and Development. Mr. Hansen holds a Masters of Business Administration from the University of New Mexico and a Bachelor’s of Science Degree in Mining Engineering from the Colorado School of Mines. Mr. Hansen is also a director and serves as the chair of the Audit Committee of ASA Gold and Precious Metals Ltd.

Dennis L. Higgs

Mr. Higgs has been involved in the financial and venture capital markets in Canada, the United States, and Europe for over thirty years. He founded his first junior exploration company in 1983 and took it public through an initial public offering in 1984. Since then, Mr. Higgs has been involved in the founding, financing, initial public listing, and building of several companies. Mr. Higgs was directly involved with the founding and initial public offering of Arizona Star Resource Corp. and the listing and financing of BioSource International Inc., both of which were the subject of take-over bids. Most recently, Mr. Higgs was one of the founding Directors and subsequently Executive Chairman of Uranerz before it merged with Energy Fuels. Mr. Higgs was Executive Chairman of the Board of Directors of Uranerz from February 1, 2006 until June 18, 2015. Mr. Higgs holds a Bachelor of Commerce degree from the University of British Columbia.

Robert W. Kirkwood

Mr. Kirkwood is a principal of the Kirkwood Companies, including Kirkwood Oil and Gas LLC, Wesco Operating, Inc., and United Nuclear LLC. Mr. Kirkwood has been with the Kirkwood Companies for over 35 years and has been involved in all aspects of oil and gas exploration and operations. From 2000 to date, the Kirkwood Companies have grown from less than 500 barrels of oil per day and 7 employees to over 3,000 barrels of oil per day and 60 employees with field offices in Ft. Washakie, Wyoming; Baggs, Wyoming; Moab, Utah; and Ely, Nevada. The Kirkwood Companies have identified, evaluated, negotiated and closed over $110,000,000 of production acquisitions in the Rocky Mountain States. Bob is a 1982 graduate of the University of Wyoming, with a Bachelor of Science in Petroleum Engineering.

Cease Trade Orders, Bankruptcies and Legal Proceedings

We do not currently know of any legal proceedings against us involving our Nominees, executive officers or shareholders of more than 5% of our voting shares. Except as set out below, to the knowledge of the Corporation, no Nominee is, or has been in the last 10 years, (a) a director, chief executive officer or chief financial officer of a company that (i) while that person was acting in that capacity, was the subject of a cease trade order or similar order (including a management cease trade order) or an order that denied the relevant company access to any exemptions under securities legislation, for a period of more than 30 consecutive days, or (ii) after that person ceased to act in that capacity, was the subject of a cease trade or similar order or an order that denied the issuer access to any exemption under securities legislation, for a period of more than 30 consecutive days, which resulted from an event that occurred while that person acted in such capacity, or (b) a director or executive officer of a company that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (c) became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold his assets.

Mr. Bovaird was a director of HMZ Metals Inc. (“HMZ”) at the time a management cease trade order was issued on September 6, 2005 requiring the directors, officers and insiders of HMZ to cease all trading in, or acquisition of, the securities of HMZ due to HMZ’s failure to file its interim financial statements for the six month period ended June 30, 2005. The management cease trade order issued on September 6, 2005 expired on October 20, 2005. The management cease trade order issued on April 3, 2006 expired and was replaced with a permanent management cease trade order dated April 17, 2006, which was allowed to expire on June 2, 2008. Mr. Bovaird became an independent director of Interactive Capital Partners Corporation (“ICPC”) on July 3, 2014 when such corporation was the subject of a cease trade order issued on May 8, 2012 as a result of its failure to meet timely disclosure filing obligations. Mr. Bovaird was instrumental in resuscitating ICPC and having the cease trade order revoked on April 4, 2016.

Mr. Carroll is a director and President and Chief Executive Officer of World Wide Minerals Ltd., a Canadian public company which is subject to an issuer cease trade order issued by the Ontario Securities Commission on May 9, 2011 for failure to file financial statements and has not been revoked.

No Nominee or officer of the Corporation is a party adverse to the Corporation or any of its subsidiaries, or has a material interest adverse to the Corporation or any of its subsidiaries. Unless noted above, during the past ten years, no Nominee or executive officer of the Corporation has:

(a)

filed or has had filed against such person, a petition under the U.S. federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner, at or within two years before the time of filing, or any corporation or business association of which such person was an executive officer, at or within two years before such filings;

(b)	been convicted or pleaded guilty or nolo contendere in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(c)

been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person’s activities in any type of business, securities, trading, commodity or banking activities;

(d)

been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activity;

(e)

been found by a court of competent jurisdiction in a civil action or by the United States Securities and Exchange Commission (the “SEC”), or by the U.S. Commodity Futures Trading Commission to have violated a U.S. federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(f)

been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(g)

been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) (15 U.S.C.78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the U.S. Commodity Exchange Act (7 U.S.C.1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Family and Certain Other Relationships

There are no family relationships among the members of the Board or the members of senior management of the Corporation. There are no arrangements or understandings with major shareholders, customers, suppliers or others, pursuant to which any member of the Board or member of senior management was selected.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Corporation’s officers and directors and persons who own more than 10% of a registered class of the Corporation’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and such 10% shareholders are required to furnish the Corporation with copies of all Forms 3, 4 and 5 they file.

The Corporation believes all transactions required to be reported pursuant to Section 16(a) were timely reported by the Corporation’s officers, directors and greater than 10% shareholders, except as set out below:

J. Birks Bovaird	One late filing; one late transaction
Paul A. Carroll	One late filing; one late transaction
Bruce D. Hansen	One late filing; one late transaction
Dennis L. Higgs	Three late filings; ten late transactions
Mark S. Chalmers	One late filing; one late transaction
W. Paul Goranson	One late filing; one late transaction
David C. Frydenlund	One late filing; one late transaction
Curtis Moore	One late filing; one late transaction

Proposal 2 - Appointment of Auditors

The management of the Corporation has proposed the appointment of KPMG LLP of Denver, Colorado (“KPMG Denver”), as the auditors of the Corporation to hold office until the close of the next annual meeting of the Corporation or until a successor is appointed. It is proposed that the remuneration to be paid to the auditors be fixed by the Board of Directors through the Audit Committee.

The persons named in the form of proxy accompanying this Circular intend to vote for the reappointment of KPMG Denver as the auditors of the Corporation for the ensuing year or until their successors are appointed and to authorize the directors of the Corporation to fix the remuneration of the auditors, unless the shareholder has specified in the form of proxy that the Common Shares represented by such proxy are to be withheld from voting in respect thereof.

KPMG Denver was first appointed as the auditors of the Corporation on March 31, 2017. The Corporation changed its auditors from KPMG LLP, Toronto, Ontario (“KPMG Toronto”) to KPMG Denver, effective March 31, 2017. The change was made because the Corporation switched to reporting its financial statements pursuant to United States generally accepted accounting principles, and the Corporation’s principal place of business is located in a suburb of Denver. Therefore, conducting the Corporation’s audit out of the Toronto office of KPMG LLP was no longer cost effective to the Corporation. At the request of the Corporation and upon mutual agreement, KPMG Toronto resigned as the principal independent registered public accountant of the Corporation, and KPMG Denver was engaged as the Corporation’s principal independent registered public accountant, effective March 31, 2017. For United States securities law purposes, KPMG Toronto and KPMG Denver are separate accounting firms, and therefore for United States securities law purposes, the switch from KPMG LLP’s Toronto office to the Denver office constituted a change of auditor for the Corporation. For purposes of complying with National Instrument 51-102 Continuous Disclosure Obligations of the Canadian Securities Administrators, and for complying with the requirements of Schedule 14A, a copy of the Corporation's disclosure in regard to the change of auditor in the U.S. is attached as Schedule “A” and incorporated herein by reference.

The Corporation expects that a representative of KPMG Denver will be present at the Meeting and will be available to answer questions.

Proposal 3 – Amendment and Extension of Shareholder Rights Plan

At the Meeting, Shareholders will be asked to consider and, if thought advisable, approve the amendment and extension of the shareholder rights plan (the “Rights Plan”) as originally established pursuant to a shareholder rights plan agreement dated February 3, 2009 (the “Original SRP Agreement”) between the Corporation and AST Trust Company (initially entered into with CIBC Mellon Trust Company and later novated to AST Trust Company), as rights agent. At a meeting of the Board of Directors held on March 29, 2018, the Board approved, subject to ratification by shareholders, the adoption of an amended and restated shareholder rights plan agreement dated March 29, 2018 (the “Amended SRP Agreement”). A copy of the Amended SRP Agreement is attached as Schedule “B” to this Circular.

 Objectives and Background of the Rights Plan

The Rights Plan had an initial term until the date of the Corporation’s annual meeting of shareholders in 2012 unless extended. On February 10, 2012, at an annual and special meeting of shareholders, the Rights Plan was extended for a further three years, and on June 16, 2015, at an annual and special meeting of shareholders, the Rights Plan was extended for a further three years. The Rights Plan is currently in effect but will expire at the conclusion of the Meeting, unless the Amended SRP Agreement, which includes an amendment of the definition of the Expiration Time of the Rights Plan to the annual meeting of shareholders to be held in 2021, as well as certain other amendments intended to bring the Rights Plan in line with current Canadian take-over bid legislation, is approved by Shareholders at the Meeting. To be effective, the resolution approving the amendment and extension of the Rights Plan must be passed by a majority of the votes cast at the Meeting. The Rights Plan was not adopted by the Board in response to, or in anticipation of, any offer or takeover bid, and the Board is not currently aware of any pending or threatened offer or takeover bid for the Common Shares. The Board has determined that the amendment and extension of the Rights Plan is in the best interest of the Corporation and its Shareholders.

In originally adopting the Rights Plan in 2009, the Board of Directors considered the legislative framework governing take-over bids in Canada as it existed at that time. On February 25, 2016, the Canadian Securities Administrators (the “CSA”) published amendments to the take-over bid regime that subsequently came into force on May 9, 2016 as National Instrument 62-104 – Take-Over Bids and Issuer Bids (“NI 62-104”). The amendments, among other things, lengthen the minimum bid period to 105 days (from the previous 35 days), require that all non-exempt take-over bids meet a minimum tender requirement of more than 50% of the outstanding securities held by Independent Shareholders, and require a ten day extension after the minimum tender requirement is met. Regarding the minimum bid period, a target issuer will have the ability to voluntarily reduce the period to not less than 35 days. Additionally, the minimum bid period may be reduced due to the existence of certain competing take-over bids or alternative change in control transactions.

As the legislative amendments do not apply to exempt take-over bids, there continues to be a role for rights plans in protecting issuers and preventing the unequal treatment of shareholders. Some remaining areas of concern include:

protecting against “creeping bids” (the accumulation of more than 20% of the Common Shares) through purchases exempt from Canadian takeover bid rules, such as (i) purchases from a small group of shareholders under private agreements at a premium to the market price not available to all shareholders, (ii) acquiring control through the slow accumulation of shares not available to all shareholders, (iii) acquiring control through the slow accumulation of shares over a stock exchange without paying a control premium, or (iv) through other transactions outside of Canada that may not be formally subject to Canadian take-over bid rules), and requiring the bid to be made to all shareholders; and

preventing a potential acquirer from entering into lock-up agreements with existing shareholders prior to launching a take-over bid, except for permitted lock-up agreements as specified in the Rights Plan.

By applying to all acquisitions of 20% or more of the Common Shares, except in limited circumstances including Permitted Bids (as defined in the Rights Plan), the Rights Plan is designed to ensure that all shareholders receive equal treatment. In addition, there may be circumstances where bidders request lock-up agreements that are not in the best interest of the Corporation or its shareholders. Shareholders may also feel compelled to tender their shares to a take-over bid, even if they consider such bid to be inadequate, out of a concern that failing to do so may result in a shareholder being left with illiquid or minority discounted shares in the Corporation. This is particularly so in the case of a partial bid for less than all the Common Shares.

The Rights Plan encourages a potential acquirer who makes a takeover bid to proceed either by way of a Permitted Bid (described below), which generally requires a takeover bid to satisfy certain minimum standards designed to promote fairness, or with the concurrence of the Board. If a takeover bid fails to meet these minimum standards and the Rights Plan is not waived by the Board, the Rights Plan provides that holders of Common Shares, other than the Acquiring Person (defined below), will be able to purchase additional Common Shares at a significant discount to market, thus exposing the Acquiring Person to substantial dilution of its holdings. Even where a takeover bid does not meet the Permitted Bid criteria, the Board is always bound to consider any bid for the Corporation and consider whether or not it should waive the application of the Rights Plan in respect of such bid. In discharging such responsibility, the Board is obligated to act honestly and in good faith with a view to the best interest of the Corporation.

The Rights Plan does not preclude any shareholder from utilizing the proxy mechanism of the Business Corporations Act (Ontario), to promote a change in the management or direction of the Corporation, and will have no effect on the rights of holders of Common Shares to requisition a meeting of shareholders in accordance with the provisions of applicable legislation.

The Rights Plan is not expected to interfere with the day-to-day operations of the Corporation, nor in any way alter the financial condition of the Corporation, impede its business plans, or alter its financial statements. In addition, the Rights Plan is initially not dilutive. However, if a “Flip-in Event” (described below) occurs and the Rights separate from the Common Shares, reported earnings per share and reported cash flow per share on a fully-diluted or non-diluted basis may be affected. In addition, holders of Rights not exercising their Rights after a Flip-in Event may suffer substantial dilution.

The Amended SRP Agreement was not adopted by the Board of Directors in response to any proposal to acquire control of the Corporation, nor is the Board of Directors currently aware of any pending or threatened take-over bid for the Corporation.

Summary of the Rights Plan

The following is a summary of the principal terms of the Rights Plan, which is qualified in its entirety by reference to the text of the Amended SRP Agreement.

Effective Date

The effective date of the original Rights Plan is February 3, 2009. The Amended SRP Agreement became effective on March 29, 2018.

Term

If the amendment and extension of the Rights Plan is not approved by shareholders at the Meeting, the Rights Plan will terminate at the conclusion of the Meeting. If the extension of the Rights Plan is approved by shareholders, the Rights Plan will terminate as of 5:00 p.m. (Toronto time) on the date of the Corporation’s annual meeting of shareholders held in 2021, at which time the Rights will expire, unless prior to that date, the Rights are terminated, redeemed, or exchanged by the Board.

Issue of Rights

To implement the Rights Plan, the Board authorized the issuance of share purchase rights (“Rights”) to the shareholders of the Corporation at the rate of one Right for each EFI Common Share outstanding as at 5:00 p.m. (Toronto time) on February 3, 2009 (the “Record Time”). In addition, one Right has been and will be issued with each Common Share issued after the Record Time and prior to the earlier of the Separation Time (as defined below) and the redemption or expiration of the Rights.

Rights Exercise Privilege

The Rights will trigger (i.e. separate from the Common Shares) (the “Separation Time”) and will become exercisable 10 Business Days after a person (an “Acquiring Person”) becomes the beneficial owner of 20% or more of, or commences or announces a takeover bid for, the Corporation’s outstanding Common Shares, other than by an acquisition pursuant to a Permitted Bid or a Competing Permitted Bid (each as defined below) or pursuant to certain other transactions as described in the Rights Plan. The acquisition by an Acquiring Person of 20% or more of the Common Shares is referred to as a “Flip-in Event.”

Any Rights held by an Acquiring Person will become void upon the occurrence of a Flip-in Event. By making any takeover bid other than a Permitted Bid or a Competing Permitted Bid prohibitively expensive for an Acquiring Person, the Rights Plan is designed to require any person interested in acquiring more that 20% of the Common Shares to do so by way of a Permitted Bid or Competing Permitted Bid or to make a takeover bid which the Board considers to represent the full and fair value of the Common Shares.

Prior to the rights being triggered, they will have no value and no dilutive effect on the Common Shares.

Flip-In Event

A Flip-in Event is triggered in the event that a transaction occurs pursuant to which a person becomes an Acquiring Person. Upon the occurrence of a Flip-in Event, each Right (except for Rights beneficially owned by the Acquiring Person and certain other persons specified below) shall thereafter constitute the right to purchase from the Corporation upon exercise thereof in accordance with the terms of the Rights Plan that number of Common Shares having an aggregate Market Price (as defined in the Rights Plan) on the date of the consummation or occurrence of such Flip-in Even equal to twice the Exercise Price (as defined in the Rights Plan and equal to $10.00) for an amount in cash equal to the Exercise Price. Accordingly, if one assumes a market price of $2.00 per share, each Right allows a shareholder to purchase 10 Common Shares for $10.00, effectively allowing the exercising holders of Rights to acquire the Common Shares at a 50% discount to the then prevailing market price and resulting in the issue of 10 Common Shares for each Right, thus creating substantial dilution.

The Rights Plan provides that, upon the occurrence of a Flip-in Event, Rights that are beneficially owned by: (i) an Acquiring Person or any affiliate or associate of an Acquiring Person, or any Person acting jointly or in concert with an Acquiring Person, or any affiliate or associate of such Acquiring Person; or (ii) a transferee or other successor in title of Rights of an Acquiring Person (or and affiliate or associate of an Acquiring Person or of any person acting jointly or in concert with an Acquiring Person) who becomes a transferee or successor in title concurrently with or subsequent to the Acquiring Person becoming an Acquiring Person; shall become null and void without any further action and any holder of such Rights (including transferees or successors in title) shall not have any right whatsoever to exercise such Rights under any provision of the Rights Plan.

Acquiring Person

An Acquiring Person is a person who “Beneficially Owns” (as defined in the Rights Plan) 20% or more of the Common Shares. An Acquiring Person does not, however, include the Corporation or any subsidiary of the Corporation, or any person who becomes the Beneficial Owner of 20% or more of the outstanding Common Shares as a result of Permitted Bid, Competing Permitted Bids and certain other exempt transactions.

Permitted Bids and Competing Permitted Bids

A “Permitted Bid” is a takeover bid made by takeover bid circular in compliance with the following additional provisions:

(a)	The Bid must be made to all holders of record of Common Shares;

(b)

The bid must be open for a minimum of 105 days following the date that the bid circular is sent to shareholders, or such shorter period as may be permitted under NI 62-104 in certain circumstances, and no Common Shares may be taken up prior to completion of such period;

(c)

Take-up and payment for the Common Shares may not occur unless the bid is accepted by persons holding more than fifty percent (50%) of the outstanding Common Shares, exclusive of Common Shares held by the person responsible for triggering the Flip-in Event or any person who has announced a current intention to make, or who is making, a takeover bid for the Common Shares and the respective affiliates and associates of such persons and persons acting jointly or in concert with such persons;

(d)	Common Shares may be deposited into or withdrawn from the bid at any time prior to the takeup date; and

(e)

If the bid is accepted by the requisite percentage specified in (c) above, the bidder must extend the bid for a period of 10 business days to allow other shareholders to tender into the bid should they so choose and must make a public announcement to such effect.

A “Competing Permitted Bid” is a takeover bid that satisfies all of the criteria of a Permitted Bid except that since it is made after a Permitted Bid has been made, the minimum deposit period and the time period for the takeup of and payment for Common Shares tendered under a Competing Permitted Bid is not less than the time period required under NI 62-104 and the earliest date on which Common Shares may be taken up under the prior Permitted Bid then in existence.

Neither a Permitted Bid nor a Competing Permitted Bid need be approved by the Board and may be taken directly to the shareholder of the Corporation. Acquisitions of Common Shares of the Corporation made pursuant to a Permitted Bid or a Competing Permitted Bid do not give rise to a Flip-in Event.

Lock-up Agreements

A “lock-up agreement” is an agreement between an Offeror (as defined in the Rights Plan) and a person (the “locked-up person”) whereby the locked-up person agrees to deposit or tender Common Shares to the Offeror’s takeover bid. Common Shares which are subject to a lock-up agreement will be considered to be beneficially owned by the Offeror, unless the lock-up agreement is a “Permitted Lock-up Agreement” as defined in the Amended SRP Agreement, being a lock-up agreement which permits the locked-up person to withdraw its Common Shares from the lock-up agreement in order to tender or deposit the Common Shares to another takeover bid or to support another transaction, where (i) the price per Common Share offered under the other bid or transaction exceeds by a specified percentage (which may not exceed 7%) the price per Common Share offered under the Offeror’s take-over bid, or (ii) the number of Common Shares to be purchased under the other bid or transaction exceeds by a specified percentage (which may not exceed 7%) the number of Common Shares proposed to be purchased by the Offeror and the price per Common Share offered in such alternative bid or transaction is not less than the price contained in or proposed to be contained in the offer to be made pursuant to the lock-up agreement.

Certificates and Transferability

Prior to separation, the Rights will be evidenced by the Common Share certificates and will not be transferable separately from the Common Shares. Common Share certificates do not need to be exchanged to entitle a shareholder to these Rights. A legend referring to the Rights Plan will be placed on all new share certificates for Common Shares issued by the Corporation following the Effective Date. From and after separation, the Rights will be evidenced by Rights certificates and will be transferable and traded separately from the Common Shares.

Redemption and Waiver

The Board may, at any time prior to the occurrence of a Flip-in Event, and subject to shareholder approval, elect to redeem all but not less than all of the Rights at a redemption price of $0.0005 per Right (the “Redemption Price”), which has been adjusted to take into account the Consolidation, and which may be further appropriately adjusted in certain events in the future. Rights will be deemed to automatically be redeemed at the Redemption Price where a person who has made a Permitted Bid, a Competing Permitted Bid or a takeover bid otherwise exempted by the Board, takes up and pays for the Common Shares under the terms of the bid. If the Board elects or is deemed to have elected to redeem the Rights, the right to exercise the Rights will terminate and each Right will, after redemption, be null and void and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Under the Rights Plan, the Board has discretion to waive application of the Rights Plan to a takeover bid made by way of a takeover bid circular, subject to an automatic waiver with respect to all other takeover bids made while the waived takeover bid is outstanding. The Board may also waive the application of the Rights Plan to a Flip-in Event which occurs through inadvertence, subject to the “inadvertent” Acquiring Person reducing its holding of the Common Shares within an agreed upon time. Other waivers of the Rights Plan will require shareholder approval.

Amendment

The Rights Plan provides that prior to ratification by shareholders, the Board may in its sole discretion supplement or amend the Rights Plan. Once the Rights Plan has been ratified by the shareholders, however, any amendments or supplements to the terms of the Rights Plan (other than for clerical errors or to maintain the Rights Plan’s validity and effectiveness as a result of changes in applicable legislation or regulatory requirements) will require prior shareholder approval. Changes arising from changes in applicable legislation will require subsequent shareholder ratification.

Shareholder Approval

At the Meeting, shareholders will be asked to approve the amendment and extension of the Rights Plan by a majority of the votes cast thereon.

Shareholders will be asked to consider and, if deemed advisable, to approve, with or without amendment, the following resolution:

BE IT RESOLVED that:

1.

The Amended and Restated Shareholder Rights Plan Agreement dated March 29, 2018 between the Corporation and AST Trust Company, as rights agent (the “Amended SRP Agreement”), in the form attached as Schedule A to the management information circular of the Corporation dated March 29, 2018, be and is hereby ratified and approved, such that the amendments to the original shareholder rights plan agreement dated February 9, 2009, including the extension of the expiration time of the Rights Plan to 5:00 p.m. (Toronto time) on the date of the Corporation’s annual meeting of shareholders held in 2021, is hereby ratified, approved and confirmed; and

2.

any one director or officer of the Corporation, be, and each of them is hereby, authorized and directed for and on behalf, and in the name, of the Corporation, to execute or cause to be executed and to deliver or cause to be delivered all such documents, and to do or cause to be done all such acts and things, as in the opinion of such director or officer may be necessary or desirable in order to give effect to this resolution.

The Board recommends to the Corporation’s Shareholders that they approve the resolution. The persons named in the enclosed form of proxy intend to vote in favour of the resolution unless a shareholder has specified in his or her proxy that his or her shares are to be voted against such resolution.

Proposal 4 - Ratification and Approval of 2018 Omnibus Equity Incentive Compensation Plan for a Three-Year Term

The Corporation originally adopted its 2015 Omnibus Equity Incentive Compensation Plan (the “2015 Equity Incentive Plan”) on January 28, 2015, which was ratified by the Corporation’s shareholders on June 16, 2015. Under the 2015 Equity Incentive Plan, the Board may in its discretion grant from time to time stock options, restricted stock units and other forms of equity to employees, directors, officers and consultants of the Corporation and its affiliates. At a meeting of the Board of Directors held on March 29, 2018, the Board approved, subject to ratification by shareholders, the adoption of an amended and restated 2018 Omnibus Equity Incentive Compensation Plan dated March 29, 2018 (the “Equity Incentive Plan”). As discussed in more detail below, the 2015 Equity Incentive Plan was amended to reflect tax law changes to the deductibility of compensation paid out to certain employees under Section 162(m) of the U.S. Internal Revenue Code of 1986 (the “Code”). Certain other minor amendments were made to the definition of change of control to better align with industry practice. A copy of the Equity Incentive Plan is attached as Schedule “C” to this Circular. At the Meeting, shareholders will be asked to approve all unallocated options, rights, or other entitlements under the Equity Incentive Plan and to ratify and approve the Equity Incentive Plan for a further three-year term.

Summary of Equity Incentive Plan

The following is a summary of the principal terms of the Equity Incentive Plan, which is qualified in its entirety by reference to the text of the Equity Incentive Plan, a copy of which is attached as Schedule “C” to the Circular.

Employees, directors and consultants of the Corporation and its affiliates are eligible to participate in the Equity Incentive Plan (the “Eligible Participants” and, following the grant of an award (an “Award”) pursuant to the Equity Incentive Plan, the “Participants”). The Board or a committee authorized by the Board (the “Committee”) will be responsible for administering the Equity Incentive Plan.

The Equity Incentive Plan will permit the Committee to grant Awards for non-qualified stock options (“NQSOs”), incentive stock options (“ISOs” and together with NQSOs, “Options”), stock appreciation rights (“SARs”) restricted stock (“Restricted Stock”), deferred share units (“DSUs”), restricted stock units (“RSUs”), performance shares (“Performance Shares”), performance units (“Performance Units”) and stock-based awards (“SBAs”) to Eligible Participants.

Common Shares Issuable Pursuant to the Equity Incentive Plan

The number of Common Shares reserved for issuance under the Equity Incentive Plan shall not exceed 10% of the then issued and outstanding Common Shares from time to time. Subject to applicable law, the requirements of the TSX or the NYSE and any shareholder or other approval which may be required, the Board may in its discretion amend the Plan to increase such limit without notice to any Participants.

The number of Common Shares reserved for issuance to insiders of the Corporation pursuant to the Equity Incentive Plan together with all other share compensation arrangements shall not exceed 10% of the outstanding Common Shares. Within any one-year period, the number of Common Shares issued to insiders pursuant to the Equity Incentive Plan and all other share compensation arrangements of the Corporation will not exceed an aggregate of 10% of the outstanding Common Shares.

Ongoing Shareholder Approval of the Equity Incentive Plan

Pursuant to the rules of the TSX, since the Equity Incentive Plan provides for a maximum number of Common Shares issuable thereunder based on a percentage of the outstanding Common Shares from time to time, the Equity Incentive Plan must be renewed by approval of the shareholders of EFI every three years.

Types of Awards

Options. The Committee may grant Options to any Eligible Participant at any time, in such number and on such terms as will be determined by the Committee in its discretion. ISOs may be granted only to employees of the Corporation or a parent subsidiary corporation of the Corporation within the meaning of Section 424 of the Code. The exercise price for any Option granted pursuant to the Equity Incentive Plan will be determined by the Committee and specified in the Award Agreement, provided however, that the price will not be less than the fair market value (the “FMV”) of the Common Shares on the day of grant (which cannot be less than the greater of (a) the volume weighted average trading price of the Common Shares on the TSX or the NYSE for the five trading days immediately prior to the grant date; or (b) the closing price of the Common Shares on the TSX or the NYSE on the trading day immediately prior to the grant date), provided further, that the exercise price for an ISO granted to a holder of 10% or more of the Common Shares (a “Significant Stockholder”) shall not be less than 110% of the FMV.

Options will vest and become exercisable at such times and on the occurrence of such events, and be subject to such restrictions and conditions, as the Committee in each instance approves.

Options will expire at such time as the Committee determines at the time of grant; provided, however that no Option will be exercisable later than the tenth anniversary date of its grant and, provided further, that no ISO granted to a Significant Stockholder shall be exercisable after the expiration of five years from the date of grant, except where the expiry date of any NQSO would occur in a blackout period or within five days of the end of a blackout period, in which case the expiry date will be automatically extended to the tenth business day following the last day of a blackout period.

Stock Appreciation Rights. A stock appreciation right or a SAR entitles the holder to receive the difference between the FMV of an EFI Common Share on the date of exercise and the grant price. The Committee may grant SARs to any Eligible Participant at any time and on such terms as will be determined by the Committee and may grant SARs in tandem with Options or as standalone SARs. The grant price of a SAR will be determined by the Committee and specified in the Award Agreement. The price will not be less than the FMV of the Common Shares on the day of grant. The grant price of an SAR granted in tandem with an Option will be equal to the price of the related Option. SARs will vest and become exercisable upon whatever terms and conditions the Committee, in its discretion, imposes. Additionally, tandem SARs will only be exercisable upon the surrender of the right to receive Common Shares under the related Options. SARs will expire at such time as the Committee determines and, except as determined otherwise by the Committee and specified in the Award Agreement, no SAR will be exercisable later than the tenth anniversary date of its grant.

Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Corporation in an amount representing the difference between the FMV of the underlying Common Shares on the date of exercise over the grant price. At the discretion of the Committee, the payment may be in cash, Common Shares or some combination thereof.

Restricted Stock and Restricted Stock Units. Restricted Stock are awards of common shares that are subject to forfeiture based on the passage of time, the achievement of performance criteria, and/or upon the occurrence of other events, over a period of time, as determined by the Committee. Restricted Stock Units are similar to Restricted Stock, but provide a right to receive common shares or cash or a combination of the two upon settlement. The Committee may grant Restricted Stock and/or RSUs to any Eligible Participant at any time and on such terms as the Committee determines. The specific terms, including the number of Restricted Stock or RSUs awarded, the restriction period, the settlement date and any other restrictions or conditions that the Committee determines to impose on any Restricted Stock or RSU shall be set out in an Award Agreement.

To the extent required by law, holders of Restricted Stock shall have voting rights during the restricted period, however, holders of RSUs shall have no voting rights until and unless Common Shares are issued on the settlement of such RSUs.

Unless otherwise determined by the Committee or as set out in any Award Agreement, no RSU will vest later than three years after the date of grant.

Deferred Share Units. DSUs are awards denominated in units that provide the holder with a right to receive common shares or cash or a combination of the two upon settlement. The Committee may grant DSUs to any Eligible Participant at any time, in such number and on such terms as will be determined by the Committee in its discretion and as will be set out in the applicable Award Agreement.

Performance Shares and Performance Share Units. Performance Shares are awards, denominated in Common Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved. Performance Units are equivalent to Performance Shares but are denominated in units. The Committee may grant Performance Shares and/or Performance Units to any Eligible Participant at any time, in such number and on such terms as may be determined by the Committee in its discretion. Each Performance Share and Performance Unit will have an initial value equal to the FMV of an EFI Common Share on the date of grant. The Committee will set performance criteria for a Performance Share or Performance Unit in its discretion and the period of time during which the performance criteria must be met. The extent to which the performance criteria are met will determine the ultimate value and/or number of Performance Shares or Performance Units that will be paid to the Participant.

The Committee may pay earned Performance Shares or Performance Units in the form of cash or Common Shares equal to the value of the Performance Share or Performance Unit at the end of the performance period. The Committee may determine that holders of Performance Shares or Performance Units be credited with consideration equivalent to dividends declared by the Board and paid on outstanding Common Shares.

Stock-Based Awards. The Committee may, to the extent permitted by the TSX, grant other types of equity-based or equity-related Awards not otherwise described by the terms of the Equity Incentive Plan in such amounts and subject to such terms and conditions as the Committee determines. Such SBAs may involve the transfer of actual Common Shares to Participants, or payment in cash or otherwise of amounts based on the value of Common Shares.

Recent changes to Section 162(m) of the Code remove the ability to grant awards prospectively to employees considered “covered employees” for purposes of Section 162(m) that may be excluded from its US$1 million compensation deduction limit per covered employee. While the Corporation was not obligated under the 2015 Equity Incentive Plan to issue awards to covered employees that would qualify as performance-based compensation for purposes of Section 162(m), by adopting the Equity Incentive Plan, the Corporation has amended the 2015 Equity Incentive Plan to remove the plan provisions that formerly enabled the exemption of awards intended to qualify as performance-based compensation. The Committee will continue to administer any awards grandfathered for purposes of Section 162(m) in a manner that may preserve the compensation paid thereunder as excludable performance-based compensation for purposes of Section 162(m) of the Code.

Assignability

Other than Restricted Stock and RSUs, Awards will be non-transferable and non-assignable except as provided in an Award Agreement, by will or by the law of descent and distribution. Such Awards will be exercisable during the Participant’s lifetime only by the Participant. Restricted Stock and RSUs will be non-transferable and non-assignable until the end of the applicable period of restriction specified in the Award Agreement (and in the case of RSUs until the date of settlement through delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee.

Cessation of Awards

Death. If a Participant dies while an employee, officer or director of, or consultant to, the Corporation or an Affiliate: (i) any Options held by the Participant that are exercisable at the date of death continue to be exercisable by the executor or administrator of the Participant’s estate until the earlier of twelve months after the date of death and the date on which the exercise period of the particular Option expires and any Options that are not exercisable at the date of death shall immediately expire; (ii) any RSUs held that have vested as at the date of death will be paid to the Participant's estate, and any RSUs that have not vested as at the date of death will be immediately cancelled; and (iii) the treatment for all other types of Awards shall be as set out in the applicable Award Agreement.

Termination other than Death. Upon termination of the Participant’s employment or term of office or engagement with the Corporation for any reason other than death: (i) any of the Options held by the Participant that are exercisable on the termination date continue to be exercisable until the earlier of three months (six months in the case of a voluntary retirement) after the termination date and the date on which the exercise period of the Option expires, and any Options that have not vested at the termination date shall immediately expire; (ii) any RSUs held by a Participant that have vested at the termination date will be paid to the Participant and any RSUs that have not at the termination date will be immediately cancelled; and (iii) the treatment for all other types of Awards shall be as set out in the applicable Award Agreement.

Corporate Reorganization and Change of Control

Corporate Reorganization. In the event of any merger, arrangement, amalgamation, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Corporation, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution to stockholders of the Corporation, or any similar corporate event or transaction (a “Corporate Reorganization”), the Committee will make or provide for such adjustments or substitutions as are equitably necessary in: (i) the number and kind of securities that may be issued under the Equity Incentive Plan, (ii) the number and kind of securities subject to outstanding Awards, (iii) the price applicable to outstanding Awards, (iv) the award limits, (v) the limit on issuing Awards except as provided for in the Equity Incentive Plan, and (vi) any other value determinations applicable to outstanding Awards or to the Equity Incentive Plan.

In connection with a Corporate Reorganization, the Committee will have the discretion to permit a holder of Options to purchase, and the holder shall be required to accept, on the exercise of such Option, in lieu of the Common Shares, securities or other property that the holder would have been entitled to receive as a result of the Corporate Reorganization if that holder had owned all Common Shares that were subject to the Option.

Change of Control. In the event of a Change of Control (as defined in the Equity Incentive Plan), subject to applicable laws and rules and regulations of a national exchange or market on which Common Shares are listed or as otherwise provided in any Award Agreement, (a) all Options and SARs shall be accelerated to become immediately exercisable; (b) all restrictions imposed on Restricted Stock and RSUs shall lapse and RSUs shall be immediately settled and payable; (c) target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based Restricted Stock Units, Performance Units and Performance Shares shall be deemed to have been fully earned; (d) unless otherwise specifically provided in a written agreement entered into between the Participant and the Corporation or an Affiliate, the Committee shall immediately cause all other Stock-Based Awards to vest and be paid out as determined by the Committee, and (e) the Committee will have discretion to cancel all outstanding Awards, and the value of such Awards will be paid in cash based on the change of control price.

Notwithstanding the above, no acceleration of vesting, cancellation, lapsing of restrictions, payment of an Award, cash settlement or other payment will occur with respect to an Award if the Committee determines, in good faith, that the Award will be honoured, assumed or substituted by a successor corporation, provided that such honoured, assumed or substituted Award must: (a) be based on stock which is traded on the TSX and/or an established securities market in the United States; (b) provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award; (c) recognize, for the purpose of vesting provisions, the time that the Award has been held prior to the Change of Control; (d) have substantially equivalent economic value to such Award; and (e) have terms and conditions which provide that in the event a Participant’s employment with the Corporation, and Affiliate or a successor Corporation is involuntarily terminated or constructively terminated at any time within twelve months of the Change of Control, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to such alternative Award shall be waived or shall lapse, as the case may be.

Amending the Equity Incentive Plan

Except as set out below, and as otherwise provided by law or stock exchange rules, the Equity Incentive Plan may be amended, altered modified, suspended or terminated by the Committee at any time, without notice or approval from shareholders, including but not limited to for the purposes of:

(a)	making any acceleration of or other amendments to the general vesting provisions of any Award;

(b)

waiving any termination of, extending the expiry date of, or making any other amendments to the general term of any Award or exercise period thereunder provided that no Award held by an insider may be extended beyond its original expiry date;

(c)	making any amendments to add covenants or obligations of the Corporation for the protection of Participants;

(d)

making any amendments not inconsistent with the Plan as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, it may be expedient to make, including amendments that are desirable as a result of changes in law or as a “housekeeping” matter; or

(e)	making such changes or corrections which are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error.

Amendments requiring the prior approval of the Corporation’s shareholders are: (i) a reduction in the price of a previously granted Option or SAR benefitting an insider; (ii) an increase in the total number of Common Shares available under the Equity Incentive Plan or the total number of Common Shares available for ISOs; (iii) an increase to the limit on the number of Common Shares issued or issuable to insiders; (iv) an extension of the expiry date of an Option or SAR other than in relation to a blackout period; and (v) any amendment to the amendment provisions of the Equity Incentive Plan.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the Equity Incentive Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the Equity Incentive Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the Equity Incentive Plan. Each participant is advised to consult his or her personal tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.

Grant of Stock Options

The grant of stock options is not expected to result in any taxable income for the recipient and the Corporation will not be entitled to an income tax deduction in connection with a grant of stock options under the Equity Incentive Plan.

Exercise of Stock Options, SARs and Disposition of Shares

Upon exercising a SAR or a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price, and we generally will be entitled, at that time, to an income tax deduction for the same amount, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m). The optionee will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

The holder of an incentive stock option generally will have no taxable income upon exercising the stock option (except that an alternative minimum tax liability may arise), and the Corporation will not be entitled to an income tax deduction. The gain or loss recognized by the optionee on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the optionee holds the shares for the legally-required period of two years from the date of grant and one year from the date of exercise. If the shares are not held for the legally-required period, the optionee will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price. Generally, there will be no tax consequences to the Corporation in connection with the disposition of shares acquired pursuant to an incentive stock option, except that the Corporation may be entitled to an income tax deduction with respect to a disposition of shares acquired pursuant to an incentive stock option before the applicable incentive stock option holding periods set forth in the U.S. Internal Revenue Code have been satisfied, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m).

Restricted Stock, Restricted Stock Units and DSUs

Unless a special election is made by the holder of a restricted stock award under the Internal Revenue Code, the holder must recognize ordinary income equal to the excess of (1) the fair market value of the restricted stock received (determined as of the first time the restricted stock becomes transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (2) the amount (if any) paid for the restricted stock by the holder of the award. The holder of a restricted stock unit or deferred stock unit award shall be taxable on the fair market value of any shares delivered and cash paid at the time such property is issued to the holder. With respect to such award, the holder of The Corporation will generally be entitled to an income tax deduction at the time the holder recognizes taxable income, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m).

Performance Awards

A recipient of a performance award will not recognize taxable income at the time of grant, and the Corporation will not be entitled to an income tax deduction with respect to the performance award grant at that time. Upon settlement of a performance award, the recipient thereof will recognize compensation taxable as ordinary income in an amount equal to the fair market value of any shares delivered and the amount of cash paid, and the Corporation will be entitled to an income tax deduction in that amount at that time, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m).

Stock Awards

With respect to awards granted under the Equity Incentive Plan that are payable in shares that are not subject to a substantial risk of forfeiture, the holder thereof must recognize ordinary income equal to the excess of the fair market value of the shares received (determined as of the date the shares are received) over the amount (if any) paid for the shares by the holder of the award. The Corporation generally will be entitled at that time to an income tax deduction for the same amount, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m).

Dividend Equivalents

A recipient of dividend equivalents with respect to their award under the Equity Incentive Plan will not recognize taxable income at the time of grant, and we will not be entitled to an income tax deduction with respect to the dividend equivalent award at that time. When a dividend equivalent is paid, the recipient thereof will recognize compensation taxable as ordinary income in an amount equal to the fair market value of any shares delivered and the amount of cash paid by us, and the Corporation will be entitled to an income tax deduction in that amount at that time, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m).

Special Rules for Executive Officers and Directors Subject to Section 16 of the Exchange Act

Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

Section 409A of the Internal Revenue Code

Awards under the Equity Incentive Plan are intended to satisfy the requirements of Section 409A of the Internal Revenue Code, in order to avoid any adverse tax results thereunder, and the Committee will administer and interpret the Equity Incentive Plan and all award agreements in a manner consistent with that intent. If any provisions of the Equity Incentive Plan or any award agreement would result in adverse tax consequences under Section 409A of the Internal Revenue Code, the Committee may amend that provision or take any other actions reasonably necessary to avoid any adverse tax consequences and no action taken to comply with Section 409A of the Internal Revenue Code will be deemed to impair or otherwise adversely affect the rights of any holder of an award under the Equity Incentive Plan or any beneficiary thereof.

Awards Granted under the Equity Incentive Plan Prior to the Date hereof

Since the Equity Incentive Plan was adopted by the Board on January 28, 2015, a total of 3,996,758 RSUs have been awarded to Participants, which were awarded as follows:

  153,850 granted on January 28, 2015, vesting 50% on January 28, 2016 and 25% on January 28, 2017 and 2018.
  31,129 granted on August 6, 2015, vesting 50% on January 28, 2016 and 25% on January 28, 2017 and 2018.
  80,469 granted on September 24, 2015, vesting 50% on January 28, 2016 and 25% on January 28, 2017 and 2018.

  17,241 granted on October 1, 2015, vesting 50% on January 28, 2016 and 25% on January 28, 2017 and 2018.
  948,047 granted on January 27, 2016, vesting 50% on January 27, 2017 and 25% on January 27, 2018 and 2019.
  42,887 granted on July 1, 2016, vesting 50% on January 27, 2017 and 25% on January 27, 2018 and 2019.
  31,798 granted on July 5, 2016, vesting 100% on January 27, 2017.
  168,964 granted on August 4, 2016, vesting 100% on January 27, 2017
  13,640 granted on August 4, 2016, vesting 50% on January 27, 2017 and 25% on January 27, 2018 and 2019.
  6,798 granted on January 24, 2017, vesting 50% on January 27, 2017 and 25% on January 27, 2018 and 2019.
  1,150,881 granted on January 24, 2017, vesting 50% on January 27, 2018 and 25% on January 27, 2019 and 2020.
  232,846 granted on July 1, 2017, vesting 100% on January 27, 2018
  883,626 granted on January 23, 2018, vesting 50% on January 27, 2019 and 25% on January 27, 2020 and 2021.
  234,375 granted on February 1, 2018, vesting 100% on February 1, 2018
  76,751 granted on March 29, 2018, vesting 50% on January 27, 2019 and 25% on January 27, 2020 and 2021.

Annual Burn Rate for the Three Most Recently Completed Fiscal Years

The Annual Burn Rate (the number of securities granted under the Equity Incentive Plan during the applicable fiscal year divided by the weighted average number of securities outstanding for that year) for the three most recently completed fiscal years for this arrangement, calculated in accordance with Section 613(p) of the TSX Company Manual, is as follows:

  For the year ended December 31, 2017: 3.0%
  For the year ended December 31, 2016: 2.0%
  For the year ended December 31, 2015: 1.3%

Such burn rates were calculated using the values provided in the below chart; no multiplier was included:

	2017	2016	2015
Weighted Average Shares	70,859,107	56,441,058	33,389,972
Options Granted	738,893	449,537	135,922
Restricted Stock Units Granted	1,390,705	1,205,336	282716
Total Securities Awarded Under Arrangement	2,129,598	1,654,873	418,638

Ratification and Approval of Equity Incentive Plan for a Further Three Years

At the Meeting, shareholders will be asked to approve all unallocated options, rights, or other entitlements under the Equity Incentive Plan and to ratify and approve the Equity Incentive Plan for a further three-year term. A copy of the Equity Incentive Plan is attached as Schedule “C” to this Circular and a summary of the terms of the Amended Plan is set out above.

The Corporation’s Shareholders will be asked to consider and, if deemed advisable, to approve, with or without amendment, the following resolution:

“BE IT RESOLVED, as an ordinary resolution of the shareholders of Energy Fuels Inc. (the “Corporation”), that:

1.

all unallocated options, rights, or other entitlements under the Energy Fuels Inc. 2018 Equity Incentive Compensation Plan as set forth in Schedule “C” to the Corporation’s Management Information Circular dated March 29, 2018 (the “Equity Incentive Plan”), are hereby approved;

2.	the Equity Incentive Plan is hereby ratified and approved for a further three-year term, until 5:00 p.m. (Toronto time) on May 30, 2021; and

3.

any officer or director of the Corporation be and is hereby authorized and directed, for and on behalf of the Corporation, to execute and deliver all such documents and to do all such acts and things as he or she may determine to be necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination.”

To be effective, the above resolution must be passed by a simple majority of the votes cast thereon by the Corporation’s Shareholders present in person or by proxy at the Meeting. If approval is not obtained at the Meeting, Awards which have not been allocated as of May 30, 2018 and Awards which are outstanding as of May 30, 2018 and are subsequently cancelled, terminated or exercised will not be available for a new grant of Awards. Previously allocated Awards will continue to be unaffected by the approval or disapproval of the resolution.

The Board recommends to the Corporation’s shareholders that they approve the resolution. The persons named in the enclosed form of proxy intend to vote in favour of the resolution unless a shareholder has specified in his or her proxy that his or her shares are to be voted against such resolution.

Proposal 5 - Approval of Share Issuances Pursuant to Consulting Arrangement

On December 19, 2017, the EFI Board approved a consulting agreement (the “Consulting Agreement”) with Liviakis Financial Communications, Inc. (the “Consultant”), under which the Corporation engaged the Consultant to provide investor communications and financial public relations services with existing and prospective shareholders, brokers, dealers and other investment professionals relating to the Corporation’s current and proposed activities, and to consult with the Corporation’s management concerning such activities. Under the Consulting Agreement, the Corporation will issue Common Shares from time in payment of such services, unless such issuance of Common Shares is not approved by shareholders at the Meeting, in which case the Corporation shall pay cash for the services provided under the Consulting Agreement. At the Meeting, shareholders will be asked to consider and approve the Consulting Agreement and the issuance of Common Shares thereunder.

A copy of the Consulting Agreement is attached as Schedule “D” to the Circular. A summary of the terms of the Consulting Agreement is provided below.

Summary of Consulting Agreement

Services

The Consultant will provide investor communications and financial public relations services with existing and prospective shareholders, brokers, dealers and other investment professionals relating to the Corporation’s current and proposed activities, and consult with the Corporation’s management concerning such activities, including the following:

a)

consult and assist the Corporation in developing and implementing appropriate plans and means for presenting the Corporation and its business plans, strategy and personnel to the financial community, establishing an image for the Corporation in the financial community, and creating the foundation for subsequent financial public relations efforts;

b)	consult and assist the Corporation in communicating appropriate information regarding the Corporation’s plans, strategy and personnel to the financial community;

c)

assist and consult with the Corporation with respect to its (i) relations with stockholders, (ii) relations with brokers, dealers, analysts and other investment professionals, and (iii) financial public relations generally;

d)

perform the functions generally assigned to stockholder relations and public relations departments in major corporations, including responding to telephone and written inquiries (which may be referred to the Consultant by the Corporation); preparing reports and other communications with or to shareholders, the investment community and the general public; consulting with respect to the timing, form, distribution and other matters related to such, reports and communications;

e)

upon the Corporation’s direction and approval, disseminate information regarding the Corporation to shareholders, brokers, dealers, other investment community professionals and the general investing public;

f)

upon the Corporation’s approval, conduct meetings, in person or by telephone, with brokers, dealers, analysts and other investment professionals to communicate with them regarding the Corporation’s plans, goals and activities, and assist the Corporation in preparing for press conferences and other forums involving the media, investment professionals and the general investment public;

g)

at the Corporation’s request, review business plans, strategies, mission statements budgets, proposed transactions and other plans for the purpose of advising the Corporation of the public relations implications thereof; and

h)	otherwise perform as the Corporation’s consultant for public relations and relations with financial professionals.

Term

The initial term (the “Initial Term”) of the Consulting Agreement is from October 1, 2017 to September 30, 2018. The term of the Consulting Agreement may be extended at the end of the Initial Term and thereafter on a yearly basis for up to an additional three years after the end of the Initial Term, by the mutual agreement of the parties. The Consulting Agreement may be cancelled by the Corporation at the end of any calendar quarter.

Fees

The fees payable to the Consultant are $120,000 per calendar quarter, payable in arrears at the end of each quarter for services performed during the quarter. Subject to approval of the Consulting Agreement by the Shareholders of the Corporation at the Meeting, the fees will be payable in Common Shares. During the Initial Term, all Common Shares will be issued at the price of US$1.9395 per share (the “Initial Term Share Price”), which is the volume weighted average trading price of the Common Shares on the NYSE American for the 5 trading days ending on and including December 18, 2017 (the day before the December 19, 2017 Board meeting at which the Consulting Agreement was approved). All fees earned from October 1, 2017 through the date of the Meeting will be accrued and will not have been paid at the time of the Meeting. If the Shareholders of the Corporation approve the Consulting Agreement at the Meeting, all accrued fees up to the date of the Meeting will be paid at that time in Common Shares at the Initial Term Share Price of US$1.9395 per share. If the shareholders of the Corporation do not approve the Consulting Agreement at the Meeting, then all accrued fees up to the date of the Meeting will be paid in cash in an amount equal to 80% of the product of the number of Common Shares that would otherwise have been issued under the Consulting Agreement up to that time multiplied by the volume weighed average price of the Common Shares on the NYSE American for the five trading days ending on the day before the Meeting, and all other fees payable under the Consulting Agreement after the date of the Meeting will be paid in cash.

The parties will agree to the annual compensation for each one-year term extension, if any, and the Common Shares issuable during any such one-year extension period will be re-priced based on the volume weighted average price of the Common Shares on the NYSE American for the 5 trading days ending on the day prior to the beginning of the extended term, provided that the number of shares issued under the Consulting Agreement for the Initial Term and for all extended terms shall not exceed 900,000 Common Shares in total without further shareholder approval.

Approvals

The Consulting Agreement is considered a security-based compensation arrangement under TSX rules and the issuance of Common Shares thereunder must be approved by the Corporation’s shareholders at the Meeting.

The Corporation’s Shareholders will be asked to consider and, if deemed advisable, to approve, with or without amendment, the following resolution:

“BE IT RESOLVED, as an ordinary resolution of the shareholders of Energy Fuels Inc. (the “Corporation”), that:

1.

The entering into by the Corporation of the consulting agreement effective as of October 1, 2017 (the “Consulting Agreement”) between the Corporation and Liviakis Financial Communications, Inc. (the “Consultant”) is hereby ratified and approved.

2.

The issuance by the Corporation of up to a maximum of 900,000 Common Shares of the Corporation as compensation for the services to be provided by the Consultant pursuant to the Consulting Agreement during the initial term of the Consulting Agreement and any extension thereof is hereby approved.

3.

Any officer or director of the Corporation be and is hereby authorized and directed, for and on behalf of the Corporation, to execute and deliver the Consulting Agreement and all such other documents and to do all such acts and things as he or she may determine to be necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination.”

To be effective, the above resolution must be passed by a simple majority of the votes cast thereon by the Corporation’s shareholders present in person or by proxy at the Meeting.

The Board recommends to the Corporation’s Shareholders that they approve the resolution. The persons named in the enclosed form of proxy intend to vote in favour of the resolution unless a shareholder has specified in his or her proxy that his or her shares are to be voted against such resolution.

EXECUTIVE OFFICERS

As of March 29, 2018, the three senior executive officers of the Corporation, their ages and their business experience and principal occupation during the past five years were as follows:

Name and Municipality of Residence(1)(2)	Office Held	Officer Since	Age
Mark S. Chalmers Colorado, USA	President and Chief Executive Officer(3)	2016	60
David C. Frydenlund Colorado, USA	Chief Financial Officer, General Counsel and Corporate Secretary(4)	2012	60
W. Paul Goranson Colorado, USA	Chief Operating Officer(5)	2015	56

(1)	Stephen P. Antony, our former Chief Executive Officer, was an executive officer during the financial year ended December 31, 2017. Mr. Antony retired effective January 31, 2018.
(2)	Daniel G. Zang, our former Chief Financial Officer, was an executive officer during the financial year ended December 31, 2017. Mr. Zang ceased being an executive officer effective March 1, 2018.
(3)

Mr. Mark S. Chalmers, the Current President and Chief Executive Officer of the Corporation was the Chief Operating Officer of the Corporation until July 1, 2017, at which time he became the President and Chief Operating Officer of the Corporation. Mr. Chalmers was appointed President and Chief Executive Officer of the Corporation on February 1, 2018, following the retirement of Mr. Stephen P. Antony as Chief Executive Officer of the Corporation.

(4)

Mr. David C. Frydenlund became Chief Financial Officer, General Counsel and Corporate Secretary of the Corporation on March 2, 2018. Prior to that date, Mr. Frydenlund was Senior Vice President, General Counsel and Corporate Secretary of the Corporation.

(5)

Mr. W. Paul Goranson became Chief Operating Officer of the Corporation on February 14, 2018. Prior to that date, Mr. Goranson was Executive Vice President, Operations since February 1, 2017 and prior thereto was Executive Vice President, ISR Operations.

Mark S. Chalmers

Mr. Chalmers is currently the President and Chief Executive Officer of the Corporation, a position he has held since February 1, 2018. From July 1, 2016 to January 31, 2018, Mr. Chalmers was President and Chief Operating Officer of the Corporation, and from July 1, 2016 to July 1, 2017 was Chief Operating Officer of the Corporation. From 2011 to 2015, Mr. Chalmers served as Executive General Manager of Production for Paladin Energy Ltd., a uranium producer with assets in Australia and Africa, including the Langer Heinrich and Kayelekera mines where, as head of operations, he oversaw sustained, significant increases in production while reducing operating costs. He also possesses extensive experience in ISR uranium production, including management of the Beverley Uranium Mine owned by General Atomics (Australia), and the Highland mine owned by Cameco Corporation (USA). Mr. Chalmers has also consulted to several of the largest players in the uranium supply sector, including BHP Billiton, Rio Tinto, and Marubeni, and until recently served as the Chair of the Australian Uranium Council, a position he has held for 10 years. Mr. Chalmers is a registered professional engineer, and holds a Bachelor of Science in Mining Engineering from the University of Arizona.

David C. Frydenlund

Mr. Frydenlund is the Corporation’s Chief Financial Officer, General Counsel and Corporate Secretary, a position he has held since March 2, 2018, and prior thereto was Senior Vice President, General Counsel and Corporate Secretary of the Corporation since June 2012. In addition to his responsibilities as Chief Financial Officer, Mr. Frydenlund’s responsibilities include all legal matters relating to the Corporation’s activities. His expertise extends to United States Nuclear Regulatory Commission, United States Environmental Protection Agency, State and Federal regulatory and environmental laws and regulations. From 1997 to July 2012, Mr. Frydenlund was Vice President Regulatory Affairs, Counsel, General Counsel and Corporate Secretary of Denison Mines Corp., and its predecessor International Uranium Corporation (IUC), and was also a director of IUC from 1997 to 2006 and Chief Financial Officer of IUC from 2000 to 2005. From 1996 to 1997, Mr. Frydenlund was a Vice President of the Lundin Group of international public mining and oil and gas companies, and prior thereto was a partner with the Vancouver law firm of Ladner Downs (now Borden Ladner Gervais LLP) where his practice focused on corporate, securities and international mining transactions law. David holds a bachelor’s degree in business and economics from Simon Fraser University, a master’s degree in economics and finance from the University of Chicago and a law degree from the University of Toronto.

W. Paul Goranson

Paul Goranson is the Corporation’s Chief Operating Officer, a position he has held since February 14, 2018, and prior thereto was the Corporation’s Executive Vice President, Operations since February 1, 2017 and from June 16, 2015 to February 1, 2017 was the Corporation’s Executive Vice President, ISR Operations. Mr. Goranson has over twenty-eight years of mining, processing and regulatory experience in the uranium extraction industry that includes both conventional and in-situ recovery ("ISR") mining. Prior to the acquisition of Uranerz by the Corporation, Mr. Goranson served as President, Chief Operating Officer and Director for Uranerz, where he was responsible for operations of the Nichols Ranch ISR Uranium Project. Prior to his time with Uranerz, Mr. Goranson was President of Cameco Resources, a wholly-owned U.S. subsidiary of Cameco Corporation. Mr. Goranson was responsible for executing the "Double U" growth strategy for Cameco's U.S. operations, including developing production expansion projects such as the North Butte ISR uranium recovery facility and the refurbishment of the Highland Central Processing Plant. While President of Cameco Resources, Mr. Goranson's responsibilities included executive leadership for the operations at the Smith Ranch-Highland, Crow Butte and North Butte ISR uranium recovery facilities. Prior to Cameco Resources, Mr. Goranson was Vice President of Mesteña Uranium LLC (“Mesteña”) where he led the construction, start-up and operation of the Alta Mesa project. Prior to Mesteña, Mr. Goranson was the manager for radiation safety, regulatory compliance and licensing with Rio Algom Mining LLC, a division of BHP Billiton. Mr. Goranson is a registered Professional Engineer, and holds a Master of Science in Environmental Engineering from Texas A&M University, Kingsville along with a Bachelor of Science in Natural Gas Engineering from Texas A&I University, Kingsville. Mr. Goranson is a Director of enCore Energy Corp. (TSXV:EU).

EXECUTIVE COMPENSATION

Compensation Governance

The Corporation's Compensation Committee is made up of three directors, being Bruce D. Hansen, Benjamin Eshleman III and Robert W. Kirkwood, each of whom is independent pursuant to Section 805(c) of the NYSE American Corporation Guide (the “Corporation Guide”) and pursuant to applicable Canadian securities laws. Each of Messrs. Hansen, Eshleman and Kirkwood has direct educational and work experience that is relevant to his responsibilities in executive compensation. The Compensation Committee has been delegated the task of reviewing and recommending to the Board, the Corporation’s compensation policies, and reviewing such policies on a periodic basis to ensure they remain current, competitive and consistent with the Corporation’s overall goals.

The Compensation Committee also has the authority and responsibility to review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer (“CEO”), evaluating the CEO’s performance in light of those corporate goals and objectives, and making recommendations to the Board with respect to the CEO’s compensation level (including salary, incentive compensation plans and equity-based plans) based on this evaluation, as well as making recommendations to the Board with respect to any employment, severance or change of control agreements for the CEO. The ultimate decision relating to the CEO’s compensation rests with the Board, taking into consideration the Compensation Committee’s recommendations, corporate and individual performance, and industry standards.

The Compensation Committee has also been delegated the task of reviewing and approving for executive officers, other than the CEO, all compensation (including salary, incentive compensation plans and equity-based plans) and any employment, severance or change of control agreements, although the ultimate decision relating to any stock option or other equity grants rests with the Board. The experience of Board and committee members who are also involved as management of, or board members or advisors to, other companies also factors into decisions concerning compensation.

In January 2017, the Corporation engaged the Harlon Group, a compensation consulting Corporation to conduct a compensation study for employees, the executive officers and the Board, and to provide data on equity incentive practices in the industry for the executive team and the Board. The compensation survey data utilized in the Harlon Group’s review was from a benchmark analysis of the following public companies, collectively considered to be a peer group for the Corporation, utilizing 2015 data from their respective 2016 proxy statements (the information below relating to each of the peer companies is taken from such proxy statements or other publicly available information regarding such companies):

  McEwen Mining Inc. – (NYSE:MUX; TSX:MUX) – engages in the exploration, development, and production of gold, silver, and copper in the Americas, including the San Jose mine in Argentina, the El Gallo Gold mine in Mexico, the Black Fox mine in Canada, the Gold Bar project in Nevada, USA, and the Los Azules copper project in Argentina;
  Asanko Gold Inc. – (NYSE American:AKG; TSX:AKG) – engages in the exploration, development, and production of gold in Ghana, including the Asanko Gold mine;
  Klondex Mines Ltd. – (NYSE American:KLDX; TSX:KDX) – engages in the exploration, development, and production of gold and silver projects, including the Fire Creek project, the Midas mine and ore milling facility, the Aurora Mine and ore milling facility, and the Hollister Mine in Nevada, USA, and the True North Mine and mill in Manitoba, Canada;
  Kirkland Lake Gold Ltd. – (NYSE: KL; TSX:KL) – is a mid-tier gold producer with properties in Canada and Australia, including the Macassa mine and Taylor mine, located in northeastern Ontario, and the Fosterville mine located in the State of Victoria, Australia;
  Continental Gold Inc. – (TSX:CNL) – engages in the acquisition, exploration, evaluation, and development of gold projects in Columbia, including the Buritica project;

  Polymet Mining Corp. – (NYSE American:PLM; TSX:POM) – engages in the development of the NorthMet copper-nickel-precious metals project in northeastern Minnesota;
  Paladin Energy Ltd. – (ASX:PDN) – develops and operates uranium mines in Namibia and Malawi, including the Langer Heinrich mine;
  Dundee Precious Metals Inc. – (TSX:DPM) – engaged in the acquisition, exploration, development, and mining of precious metals from projects in Europe and Africa, including the Chelopech copper-gold-silver project in Bulgaria, the Tsumeb complex copper smelter in Namibia, and the Krumovgrad gold project in Bulgaria;
  Seabridge Gold, Inc. – (NYSE:SA; TSX:SEA) – engages in the acquisition and exploration of gold, copper, and silver properties in Canada, including the Kerr-Sulphurets-Mitchell project in British Columbia, the Courageous Lake gold project in the Northwest Territories of Canada, and the Iskut project in British Columbia;
  Teranga Gold Corporation – (TSX:TGZ) – engages in the exploration, development, and production of gold from projects in West Africa, including the Sabodala gold mine in Senegal and the Banfora Gold project in Burkina Faso;
  Energy Resources of Australia Ltd. – (ASX:ERA) – engages in the production of uranium from the Ranger project in Australia;
  Silvercorp Metals Inc. – (NYSE American: SVM; TSX:SVM) – engages in the exploration, development, and mining of silver from properties in China, including four silver-lead-zinc mines in the Ying Mining District in Henan Province, China, the BYP gold-lead-zinc mine in Hunan Province, China, and the GC silver-lead-zinc mine in the Guangdong Province;
  Peninsula Energy Ltd. – (ASX:PEN) – engages in the exploration, development and production of uranium from projects in the United States, including the Lance Project in Wyoming, USA;
  NexGen Energy Ltd. – (NYSE American: NXE; TSX:NXE) – engages in the acquisition, exploration and development of uranium properties in Canada, including the Rook I property/Arrow deposit in the Athabasca Basin, Canada;
  Dalradian Resource Inc. – (TSX:DNA; LSE:DALR) – engages in the acquisition, exploration, and evaluation of gold projects in Northern Ireland, including the Curraghinalt gold project;
  Largo Resources Ltd. – (TSX:LGO) – engages in the acquisition, exploration, and development of vanadium, iron, tungsten, molybdenum, chromite, and platinum properties in Brazil and Canada, including the Maracas Menchen mine;
  Uranium Energy Corp. (NYSE American:UEC) – engages in the exploration, extraction, and processing of in situ uranium projects and titanium projects in the U.S. and Paraguay, including the Hobson processing plant and Palangana, Goliad, and Burke Hollow uranium projects in Texas, USA, the Reno Creek uranium project in Wyoming, USA, the Oviedo and Yuty uranium projects in Paraguay, and the Alto Parana titanium project in Paraguay;
  Gold Resource Corp. – (NYSE American:GORO) – engages in the exploration and production of gold and silver in Mexico and the U.S., including its flagship El Aquila project in the State of Oaxaca and exploration projects in Nevada; and
  UR-Energy Inc. – (NYSE American: URG; TSX:URE) – engages in the acquisition, evaluation, exploration, development, and operation of in situ uranium projects, including the Lost Creek project and Shirley Basin property in Wyoming.

This peer group was chosen to be representative of the pool from which the Corporation can expect to draw its management talent. The Corporation has three production centers, with the only operating uranium mill in the United States. Twenty four similar companies in the mining industry with market capitalizations of between one half and two times the Corporation’s market capitalization were listed by the Harlon Group for the Compensation Committee’s review. The companies were rated based on their similarity with the Corporation in the categories of primary exchange of public listing of securities (Canada, Australia, USA), sub-mining industry (uranium or other metals) and primary source of revenue (production or exploration and development). Additionally, Compensation Committee members reviewed the peer group list using their own criteria developed through their experiences in tracking mining industry trends and companies in other metals and uranium mining. This resulted in the adoption of the foregoing peer group to be used to determine Executive Compensation.

The Harlon Group’s January 2017 report was considered by the Compensation Committee in making its determinations and recommendations to the Board for executive compensation in January 2017.

The following table sets forth the fees paid to consultants and advisors related to determining compensation for executive officers and directors for each of the two most recently completed financial years.

Year	Executive Compensation-Related Fees(1)	All Other Fees(2)
Financial Year Ended December 31, 2017	US$22,322	Nil
Financial Year Ended December 31, 2016	US$24,885	Nil

Notes:
(1) The aggregate fees billed by each consultant or advisor, or any of its affiliates, for services related to determining compensation for any of the Corporation’s directors or executive officers.
(2) The aggregate fees billed for all other services provided by each consultant or advisor, or any of its affiliates, that are not reported as “Executive Compensation Related Fees.”

The Harlon Group was engaged on behalf of and took instructions from the Compensation Committee, not management. There were no conflicts of interest between the Compensation Committee and the Harlon Group.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the Compensation Committee during the fiscal year ended December 31, 2017 was a current or former officer or employee of the Corporation or engaged in certain transactions with the Corporation required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee “interlocks” during the fiscal year ended December 31, 2017, which generally means that no executive officer of the Corporation served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Corporation’s Compensation Committee.

Compensation Discussion and Analysis

Objectives of the Compensation Program

The objectives of the Corporation’s compensation programs are to attract and retain the best possible executives and to motivate the executives to achieve goals consistent with the Corporation’s business strategy. The compensation program is designed to reward executives for achieving these goals.

Elements of Compensation

The compensation practices are intended to be competitive with the peer group, geared to meeting the requirements of the individual, and hence securing the best possible talent to manage the Corporation. During fiscal 2017, the three key elements used to compensate the executive officers of the Corporation were: (i) base salary; (ii) cash bonuses (which were paid in 2017 in the form of RSUs); and (iii) long-term incentives in the form of equity awards. The Corporation had five Named Executive Officers (“NEOs”) for the financial year ended December 31, 2017: Stephen P. Antony (our former Chief Executive Officer); Mark S. Chalmers; David C. Frydenlund; W. Paul Goranson; and Daniel G. Zang (our former Chief Financial Officer).

Determination of Compensation

Base Salaries

Base salary is a fixed component of pay that compensates executives for fulfilling their roles and responsibilities and aids in attracting and retaining qualified executives.

Base compensation for the CEO is generally fixed by the Board at its regularly scheduled meeting in January of each year for that year, based on recommendations from the Compensation Committee. In making its recommendations to the Board, the Compensation Committee evaluates levels of compensation provided by the peer group that has been approved by the Compensation Committee. Generally, base salary for the CEO is set relative to base salaries paid to CEOs by the peer group, but the Board may also take into account the Compensation Committee’s recommendation to the Board and the Board’s assessment of the performance of the Corporation overall, the Corporation’s projects and the CEO’s individual contribution.

Base compensation for the NEOs, other than the CEO, is generally fixed by the Compensation Committee at its regularly scheduled meeting in January of each year for that year. Generally, base salaries for the NEOs, other than the CEO, are set relative to levels of compensation provided by the peer group that has been approved by the Compensation Committee. The Compensation Committee may also take into account its assessment of the performance of the Corporation overall, the Corporation’s projects and the particular individual’s contributions.

Cash Bonuses

Along with the establishment of competitive base salaries and long-term incentives, one of the objectives of the executive compensation strategy is to encourage and recognize strong levels of performance by linking the overall performance of the NEO, and in particular the contribution of the NEO, to the objective of maximizing value for the Corporation’s shareholders.

The cash bonus for the CEO for each financial year is approved by the Board, based on the overall financial performance of the Corporation, levels of bonuses provided by benchmark companies, consistent with any target bonus percentages of base salary that may be set out in the CEO’s employment agreement, and the achievement of objective measures and individual performance of the CEO. Generally, the target cash bonus level is set at a competitive level relative to the cash bonuses paid by the peer group as a percent of base salary, and the CEO’s actual bonus is based on how well the CEO and the Corporation met the annual performance goals set by the Board in the Corporation’s Short Term Incentive Plan (“STIP”) as described under “Performance Goals”, below. The bonus for the CEO is determined in the sole discretion of the Board, based on recommendations from the Compensation Committee.

The bonuses for the NEOs, other than the CEO, for each financial year are approved by the Compensation Committee, based on the overall financial performance of the Corporation, levels of bonuses provided by benchmark companies, consistent with any target bonus percentages of base salary that may be set out in the individual NEO employment agreements, and the achievement of objective measures and individual performance of the NEO, and based on recommendations from the CEO. Generally, the target cash bonus levels for the NEOs, other than the CEO, are set at competitive levels relative to cash bonuses paid by the peer group as a percent of base salary, and each NEO’s actual bonus is based on how well the NEO and the Corporation met the annual performance goals set by the Board in the Corporation’s STIP as described under “Performance Goals”, below.

The cash bonus in respect of each financial year of the Corporation may be paid in one or more instalments, as determined by the Board, or the Compensation Committee, as the case may be.

In addition, the Board may from time to time, grant additional cash bonuses to one or more of the NEOs, in special circumstances, such as the successful completion of a major transaction.

In order to preserve cash under current uranium industry conditions, all bonuses paid to NEOs in 2017 that would otherwise have been payable in cash were paid in an equivalent amount of RSUs. No cash bonuses were paid to NEOs in 2017.

Long-Term Incentives – Equity Compensation

Under the Equity Incentive Plan, which was approved by the Board on January 28, 2015 and ratified by the shareholders of the Corporation at the June 2015 Annual General and Special Meeting, the Board may, in its discretion, grant from time to time, Options, Stock Appreciation Rights (“SARs”), Restricted Stock and RSUs, Deferred Share Units, Performance Shares and Performance Units, and Stock-Based Units to employees, directors, officers and consultants of the Corporation and its affiliates.

In 2017, the Corporation relied on the grant of RSUs to align the NEOs’ interests with shareholder value. All of the RSUs granted in 2017 vested as to 50% on January 27, 2018, will vest as to an additional 25% on January 27, 2019 and as to the remaining 25% on January 27, 2020. Upon vesting, each RSU entitles the holder thereof to receive one Common Share in the capital of the Corporation for the payment of no additional consideration.

All equity grants are approved by the Board, based on recommendations from the Compensation Committee. Generally, equity grants are set at competitive levels relative to equity awards granted by the peer group as a percent of base salary, consistent with any target equity award percentages of base salary that may be set out in the individual NEO employment agreements, and recognize the level of experience and seniority of the Corporation’s senior management team, in order to provide incentive to improve the retention of executives. The Board may also take into account the Compensation Committee’s recommendation to the Board and the Board’s assessment of the performance of the Corporation overall, the Corporation’s projects and the NEO’s individual contribution. Equity incentives granted to NEOs may be made subject to specific vesting requirements which may include vesting over a particular period. In addition, the Board may from time to time, grant additional equity awards to one or more of the NEOs, in special circumstances, such as the successful completion of a major transaction.

Performance Goals

STIP Goals.

In January 2016, the Corporation adopted a Short Term Incentive Plan (“STIP”). The purpose of the STIP is to align short term (generally one-year or less) performance of executives of the Corporation with the Corporation’s annual business plan and other specified criteria through awarding participants with cash compensation calculated as a percent of annual base salary.

Each year, the Compensation Committee completes a STIP matrix including goals, metrics and weightings to serve as the basis for measuring short-term performance of the Corporation and the participants during and at the end of the year. The STIP matrix generally contains several objective criteria (such as criteria tied to successful implementation of the annual business plan for the year), as well as a subjective category. The objective performance goals generally apply equally to all NEOs, recognizing the need for all top executives to work as a team to achieve corporate goals. The objective criteria serve as the short-term Key Performance Indicators (“KPI’s”) for the CEO and the top management group. For 2016 the STIP performance goals related to: share price performance for 2016 (25% weighting); meeting 2016 production guidance (15% weighting); maintaining cash required for 2016 operations within certain limits (10% weighting); maintaining a liquid working capital balance for 2016 at a set level (20% weighting); meeting certain goals for obtaining or advancing permits for projects in 2016 (10% weighting); and a subjective evaluation specific to each NEO (20% weighting). Performance against these 2016 goals was used to determine the cash bonuses awarded under the STIP for payment in 2017 (which were paid in RSUs).3

The performance metrics for the objective performance goals are generally structured so that, if the senior management team performs as expected, the mid-level (100% of Plan) will be achieved for each of the objective performance goals, and the target cash bonus level will be achieved. If performance is lower than expected for an objective performance goal, then the lower level (generally expected to be set at approximately 0-50% of Plan) will apply, and likewise if performance is greater than expected for the criteria, the higher level (generally expected to be set at approximately 150% of Plan) will apply.

__________________________________________________
3 In January 2017, the Compensation Committee set STIP performance goals for 2017, which were used to determine cash bonuses awarded for payment in January 2018, and which will be reported in next year’s Circular. The 2017 performance goals related to: share price performance (25% weighting); meeting production guidance (15% weighting); maintaining cash required for operations within certain limits (15% weighting); maintaining a liquid working capital balance at set levels (10% weighting); securing activities that are expected to result in a net cash increment at the White Mesa Mill for 2018 (10% weighting); meeting certain goals for obtaining or advancing permits for projects (5% weighting); and a subjective evaluation specific to each NEO (20% weighting).

The subjective evaluation for each participant will be performed by the Compensation Committee, upon the recommendations of the CEO, and may take into consideration individual contributions and achievements of participants, workloads, reaction to market conditions over which the participant has no control, leadership, relationship with the Board of Directors, and other elements specific to the Participant that warrant attention during the year. The weighting of the subjective category generally does not exceed 20% of the total bonus amount for each participant, recognizing the need for all top executives to focus primarily on working as a team to achieve the objective corporate goals set for the CEO and the senior management team.

The Compensation Committee will determine the target cash bonus level for each participant; generally to be set as a percentage of base salary at the same time it determines the matrix. Generally, the Compensation Committee will set the target cash bonus percent for each participant for the year by reference to the cash bonuses awarded to comparable positions in the peer group established by the Compensation Committee for the most recent year for which data is publicly available, consistent with the target bonus percentages of base salary that may be set out in the individual NEO employment agreements. The actual cash bonus award could be lower or higher than the target bonus level depending on the Compensation Committee’s actual evaluation of the performance metrics for the year, as well as any information for industry trends, price level adjustments etc. that would indicate that data for the comparison year would understate or overstate the expected cash bonuses for comparable positions in the peer group during the year.

The STIP also applies an overriding health and safety factor, which serves to discount or eliminate any cash bonuses otherwise payable if the Corporation fails to meet stipulated health and safety performance criteria. The Board also has the authority to vary from the STIP as it sees fit.

The Corporation believes shareholder value is primarily driven by results, both in terms of financial strength and operating measures such as production, production capability, and mineral reserve and resource growth, as well as protection of public health, safety and the environment and good corporate governance. Each executive’s performance is also evaluated against expectations for fulfilling the executive’s individual responsibilities and goals within his or her particular employment functions and areas of expertise, which also reflects on the executive’s contribution to the Corporation’s success in meeting its objectives.

LTIP Goals

In January 2018, the Corporation adopted a Long Term Incentive Plan (“LTIP”). The purpose of the LTIP is to align long-term (generally in excess of one year) performance of executives of the Corporation with the Corporation’s long-term goals and other specified criteria through awarding participants with equity awards calculated as a percent of annual base salary. As the LTIP was adopted in 2018, it did not factor into compensation paid to NEOs in 2017.

Each year, the Compensation Committee completes an LTIP matrix including goals, metrics and weightings to serve as the basis for measuring long-term performance of the Corporation and the participants during and at the end of the year. The LTIP matrix generally contains several objective criteria as well as a subjective category. The objective performance goals generally apply equally to all NEOs, recognizing the need for all top executives to work as a team to achieve corporate goals. The objective criteria serve as the long-term KPI’s for the CEO and the top management group. For 2018 the LTIP performance goals related to: share price performance (35% weighting); providing a budget for 2019 that meets specified cash flow requirements (35% weighting); securing additional activities that are expected to result in a net cash increment to the Corporation beyond 2019 (10% weighting); and a subjective evaluation specific to each NEO (20% weighting). Performance against these 2018 goals will be used to determine equity awards under the LTIP for payment in 2019.

The performance metrics for the objective performance goals are generally structured so that, if the senior management team performs as expected, the mid-level (100% of Plan) will be achieved for each of the objective performance goals, and the target equity award level will be achieved. If performance is lower than expected for an objective performance goal, then the lower level (generally expected to be set at approximately 0-50% of Plan) will apply, and likewise if performance is greater than expected for the criteria, the higher level (generally expected to be set at approximately 150% of Plan) will apply.

The subjective evaluation for each participant will be performed by the Compensation Committee, upon the recommendations of the CEO, and may take into consideration individual contributions and achievements of participants, workloads, reaction to market conditions over which the participant has no control, leadership, relationship with the Board of Directors, and other elements specific to the Participant that warrant attention during the year. The weighting of the subjective category generally does not exceed 20% of the total equity award amount for each participant, recognizing the need for all top executives to focus primarily on working as a team to achieve the objective long-term corporate goals set for the CEO and the senior management team.

The Compensation Committee will determine the target equity award level for each participant; generally to be set as a percentage of base salary at the same time it determines the matrix. Generally, the Compensation Committee will set the target equity award percent for each participant for the year by reference to the equity amounts awarded to comparable positions in the peer group established by the Compensation Committee for the most recent year for which data is publicly available, consistent with any target equity award percentages of base salary that may be set out in the individual NEO employment agreements. The actual value of equity awarded could be lower or higher than the target equity award level depending on the Compensation Committee’s actual evaluation of the long-term performance metrics for the year, as well as any information for industry trends, price level adjustments etc. that would indicate that data for the comparison year would understate or overstate the expected equity awards for comparable positions in the peer group during the year.

The LTIP also applies an overriding health and safety factor, which serves to discount or eliminate any equity awards otherwise payable if the Corporation fails to meet stipulated health and safety performance criteria. The Board also has the authority to vary from the LTIP as it sees fit.

The Corporation believes shareholder value is primarily driven by results, both in terms of financial strength and operating measures such as production, production capability, and mineral reserve and resource growth, as well as protection of public health, safety and the environment and good corporate governance. Each executive’s performance is also evaluated against expectations for fulfilling the executive’s individual responsibilities and goals within his or her particular employment functions and areas of expertise, which also reflects on the executive’s contribution to the Corporation’s success in meeting its long-term objectives.

Consideration of Risks Associated with Compensation Policies

The Compensation Committee considers the implications of risks associated with compensation policies and practices by working closely with the CEO. The CEO is tasked with ensuring that: (i) fair and competitive practices are followed regarding employee compensation at all levels of the Corporation; (ii) the compensation practices do not encourage an NEO or individual at a principal business unit or division to take inappropriate or excessive risk or that are reasonably likely to have a material adverse effect on the Corporation; and (iii) compensation policies and practices include regulatory, environmental compliance and sustainability as part of the performance metrics used in determining compensation. The CEO’s recommendations on these matters are taken into consideration by the Compensation Committee when reviewing and recommending to the Board the Corporation’s compensation policies.

The Corporation has in place a policy that restricts NEOs and directors from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, which are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director.

Performance Graph

The following graph compares the total cumulative shareholder return for $100 invested in the Common Shares on December 31, 2012 with the total returns of each of the NYSE Composite Index, Russell 2,000 Index, NASDAQ Composite Index, NYSE American Natural Resources Index, and a group of uranium companies consisting of Ur-Energy, Peninsula Energy, Berkeley Energy, Toro Energy, Uranium Energy Corp., Paladin Energy, UEX Corp., Denison Mines Corp., Uranium Resources Inc., and Energy Resources of Australia, for the five most recently completed financial years (assuming reinvestment of dividends) and reflects the Consolidation which occurred on November 5, 2013. The Common Shares are listed for trading on the NYSE American under the symbol “UUUU” and on the TSX under the symbol “EFR.”

	December 31, 2012	December 31, 2013	December 31, 2014	December 31, 2015	December 31, 2016	December 31, 2017
Energy Fuels Inc.(1)	$13.50	$9.00	$5.70	$6.19	$2.95	$1.64
Value of $100 Investment	$100.00	$63.33	$68.78	$32.78	$18.22	$19.89
NYSE Composite Index	$7,477.03	$8,443.51	$10,400.33	$10,839.24	$10,143.42	$11,056.90
Value of $100 Investment	$100.00	$123.18	$128.37	$120.13	$130.95	$151.70
Russell 2000	$744.92	$849.35	$1,163.64	$1,204.70	$1,135.89	$1,357.13
Value of $100 Investment	$100.00	$137.00	$141.84	$133.74	$159.78	$180.79
NASDAQ Composite	$2,783.67	$3,269.46	$4,581.05	$5,256.55	$5,622.56	$5,383.12
Value of $100 Investment	$100.00	$140.12	$160.78	$171.97	$187.22	$242.71
NYSE American Natural Resources Index	$481.33	$453.11	$441.25	$454.38	$313.09	$363.70
Value of $100 Investment	$100.00	$98.62	$102.47	$69.72	$81.70	$83.05
Peer Group Value of $100 Investment	$100.00	$81.83	$33.52	$49.61	$51.78	$63.70

Notes:
(1) Reflects the Consolidation of common shares of the Corporation.

The Corporation’s compensation to executive officers has generally increased during the five most recently completed financial years. The total cumulative shareholder return for an investment in the Common Shares has decreased over the same period, commencing in 2012, due in part to the Fukushima natural disaster which occurred in March 2011 and the resulting decrease in uranium prices since that time. Executive compensation has increased during that period, in part due to the competition among organizations operating in the natural resources sector to attract and retain the best possible executives.

Equity Incentive Awards

The 2013 Option Plan had been used for the grant of stock options prior to 2015. The Equity Incentive Plan was adopted in January 2015 and provides for the award of stock options, stock appreciation rights, restricted stock and RSUs, deferred share units, performance shares and performance units, and stock-based units, at the discretion of the Board. The 2013 Option Plan was terminated upon adoption of the Equity Incentive Plan, and all stock options previously granted pursuant to the 2013 Option Plan which were then outstanding were incorporated into the Equity Incentive Plan and treated as Awards under the Equity Incentive Plan. In 2017, RSUs were granted to Executive Officers and other senior management personnel, and stock options were granted to other Corporation employees. Equity awards are granted in consideration of the level of responsibility of the executive as well as his or her impact or contribution to the longer-term operating performance of the Corporation. All equity grants are approved by the Board, based on recommendations from the Compensation Committee. Generally, in determining the equity incentive awards to be granted to the NEOs, equity grants are set at competitive levels relative to equity awards granted by the peer group as a percent of base salary, consistent with any equity award targets that may be set out in the NEO’s employment agreements, and recognizing the level of experience and seniority of the Corporation’s senior management team, in order to provide incentive to improve the retention of executives. The Board may also take into account the Compensation Committee’s recommendation to the Board and the Board’s assessment of the performance of the Corporation overall, the Corporation’s projects and the NEO’s individual contribution. Equity incentives granted to NEOs may be made subject to specific vesting requirements which may include vesting over a particular period

Summary Compensation Table

The following table shows the compensation paid to each of the Corporation’s NEOs over the last three financial years. The compensation of the NEOs is paid and reported in United States dollars.

Non-Equity Incentive
Plan Compensation ($)
			Share-Based	Option- Based	Annual	Long-Term	Pension	All Other	Total
Name and		Salary	Awards	Awards	Incentive	Incentive	Value	Compensation	Compensation
Principal Position	Year	(US$)	(US$)(1)(4)	(US$)(2)	Plans	Plans	(US$)	(US$)(3)(4)(5)(6)	(US$)
Stephen P. Antony President & CEO(7)(8)	2017 2016 2015	333,450 399,295 374,700	910,077 718,670 267,771	Nil Nil Nil	Nil 127,000 269,500	Nil Nil Nil	Nil Nil Nil	172,550 196,500 10,600	1,416,077 1,441,465 922,571

Non-Equity Incentive
Plan Compensation ($)
			Share-Based	Option- Based	Annual	Long-Term	Pension	All Other	Total
Name and		Salary	Awards	Awards	Incentive	Incentive	Value	Compensation	Compensation
Principal Position	Year	(US$)	(US$)(1)(4)	(US$)(2)	Plans	Plans	(US$)	(US$)(3)(4)(5)(6)	(US$)
Mark S. Chalmers President and Chief Operating Officer(9)	2017 2016 2015	298,606 145,000 Nil	267,126 102,500 Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	45,900 3,383 Nil	611,632 250,883 Nil
David C. Frydenlund Sr. VP, General Counsel and Corporate Secretary(10)	2017 2016 2015	246,240 245,720 239,167	258,047 195,062 144,793	Nil Nil Nil	Nil 73,000 101,500	Nil Nil Nil	Nil Nil Nil	Nil 9,231 Nil	504,287 523,013 485,460
W. Paul Goranson(11) Executive VP, ISR Operations	2017 2016 2015	246,240 248,292 128,877	226,116 195,062 83,998	Nil Nil Nil	Nil 43,000 Nil	Nil Nil Nil	Nil Nil Nil	14,150 69,749 Nil	486,506 556,103 212,875
Daniel G. Zang(12) CFO	2017 2016 2015	246,240 245,720 236,667	255,240 195,062 117,839	Nil Nil Nil	Nil 73,000 103,000	Nil Nil Nil	Nil Nil Nil	10,800 19,066 10,600	512,280 532,848 468,106

Notes:

(1)

The share-based awards were comprised of RSUs, which were granted during 2015, 2016 and 2017. The fair value of each RSU award granted was calculated as the higher of (a) the closing trading price on the NYSE American on the last trading day prior to the date of grant of the RSU, or (b) the volume weighted average trading price on the NYSE American ending on the last trading day prior to the date of grant of the RSU.

(2)

The fair value of each option award (an “Option”) granted at the time of the grant was calculated using the Black-Scholes option-pricing model. For the assumptions made in calculating the fair value of these options, see “Note 18 – Share-Based Payments” to the Corporation’s financial statements for the financial year ended December 31, 2017. Option fair values were calculated in US dollars for the financial period ended December 31, 2017, December 31, 2016 and December 31, 2015.

(3)	These amounts include retirement savings benefits contributed by the Corporation under the Corporation’s 401k plan.
(4)

In 2017, Mr. Antony was paid a succession bonus upon the appointment of Mr. Chalmers as President and Chief Operating Officer effective July 1, 2017 of $150,000 in cash and $375,000 paid in RSUs in lieu of cash. In 2016, Mr. Antony was paid a succession bonus upon the appointment of Mr. Chalmers as COO effective July 1, 2016 of $150,000 in cash and $375,000 paid in RSUs in lieu of cash.

(5)	Includes $58,055 in compensation to Mr. Goranson in 2016 related to relocation.
(6)	Includes payout in 2016 of all accrued vacation pay, as a result of a reduction in the amount of vacation permitted to be accrued.
(7)

Mr. Antony was President and Chief Executive Officer until Mr. Mark S. Chalmers was appointed President and Chief Operating Officer effective July 1, 2017, after which time Mr. Antony continued as Chief Executive Officer. Mr. Antony retired from his position as Chief Executive Officer effective January 31, 2018.

(8)	Mr. Antony deferred $66,690 of compensation earned in 2017 until January 2018
(9)

Mr. Chalmers joined the Corporation as Chief Operating Officer on July 1, 2016, was promoted to President and Chief Operating Officer effective July 1, 2017 and to President and Chief Executive Officer effective February 1, 2018, upon the retirement of Stephen P. Antony as Chief Executive Officer of the Corporation on January 31, 2018.

(10)	Mr. Frydenlund was appointed to the office of Chief Financial Officer, General Counsel and Corporate Secretary effective March 2, 2018.
(11)

Mr. Goranson was appointed as Executive Vice President, ISR Operations effective June 18, 2015, as Executive Vice President, Operations effective February 1, 2017 and as Chief Operating Officer effective February 14, 2018. From December 2, 2013 to June 18, 2015, Mr. Goranson was President of Uranerz, which became a wholly owned subsidiary of the Corporation on June 18, 2015. Amounts shown do not include amounts paid to Mr. Goranson by Uranerz prior to June 18, 2015.

(12)	Mr. Zang ceased being Chief Financial Officer effective March 1, 2018.

Incentive Plan Awards

The table below shows the number of Options and RSUs outstanding for each NEO and their value as at December 31, 2017 based on the last trade of Common Shares on the NYSE American prior to the close of business on December 31, 2017 of US$1.79.

Outstanding Share-Based Awards and Option-Based Awards

Name	Number of Securities Underlying Unexercised Options(1)	Option Exercise Price (US$)(1)(2)	Option Expiration Date	Value of Unexercised In-the- Money Options (US$)	Number of Shares or Units of Shares that Have Not Vested (#)(3)	Market or Payout Value of Share-Based Awards that Have Not Vested (US$)	Market or Payout Value of Vested Share-Based Awards Not Paid Out or Distributed (US$)
Stephen P. Antony(4)	16,000 40,000	6.97 7.21	7/16/2018 1/23/2019	Nil Nil	556,947	996.934	Nil
Mark S. Chalmers(5)	Nil	Nil	Nil	Nil	135,115	241,856	Nil
David C. Frydenlund(6)	8,000 20,000	6.97 7.21	7/16/2018 1/13/2019	Nil Nil	161,504	289,091	Nil
W. Paul Goranson(7)	63,750 18,615	4.16 4.48	12/1/2023 6/16/2025	Nil Nil	144,085	257,913	Nil
Daniel G. Zang(8)	6,000 6,000 20,000	6.38 6.97 7.21	5/10/2018 7/16/2018 1/23/2019	Nil Nil Nil	158,191	283,161	Nil

Notes:

(1)	The number of Options and the exercise price of the Options have been adjusted to take into account the Consolidation.
(2)	The Options were granted and are reported in Canadian dollars and were translated into US dollars at the December 29, 2017 foreign exchange rate of 1 Cdn$ = $0.7971 US dollar.
(3)

The share-based awards were comprised of RSUs, which were granted during 2015 and 2016. One half of the RSU’s vest on the first anniversary of the date of grant, another 25% will vest on the second anniversary of the date of grant and the remaining 25% will vest on the third anniversary of the date of grant. Upon vesting, each RSU entitles the holder thereof to one Common Share without the payment of any additional consideration.

(4)

Mr. Antony was President and Chief Executive Officer until Mr. Mark S. Chalmers was appointed President and Chief Operating Officer effective July 1, 2017, after which time Mr. Antony continued as Chief Executive Officer. Mr. Antony retired from his position as Chief Executive Officer effective January 31, 2018.

(5)

Mr. Chalmers joined the Corporation as Chief Operating Officer on July 1, 2016, was promoted to President and Chief Operating Officer effective July 1, 2017 and to President and Chief Executive Officer effective February 1, 2018, upon the retirement of Stephen P. Antony as Chief Executive Officer of the Corporation on January 31, 2018.

(6)	Mr. Frydenlund was appointed to the office of Chief Financial Officer, General Counsel and Corporate Secretary effective March 2, 2018.
(7)

Mr. Goranson was appointed as Executive Vice President, ISR Operations effective June 18, 2015, as Executive Vice President, Operations effective February 1, 2017 and as Chief Operating Officer effective February 14, 2018. From December 2, 2013 to June 18, 2015, Mr. Goranson was President of Uranerz, which became a wholly owned subsidiary of the Corporation on June 18, 2015. Amounts shown do not include amounts paid to Mr. Goranson by Uranerz prior to June 18, 2015.

(8)	Mr. Zang ceased being Chief Financial Officer effective March 1, 2018.

Incentive Plan Awards – Value Vested or Earned

Name	Option-Based Awards – Value Vested During the Year (US$)	Share-Based Awards – Value Vested During the Year (US$)	Non-Equity Incentive Plan Compensation – Value Earned During the Year (US$)
Stephen P. Antony (1)	Nil	615,913	140,049
Mark S. Chalmers(2)	Nil	48,246	113,750
David C. Frydenlund (3)	Nil	131,376	86,184
W. Paul Goranson (4)	Nil	122,758	86,184
Daniel G. Zang (5)	Nil	126,607	86,184

Notes:

1.

Mr. Antony was President and Chief Executive Officer until Mr. Mark S. Chalmers was appointed President and Chief Operating Officer effective July 1, 2017, after which time Mr. Antony continued as Chief Executive Officer. Mr. Antony retired from his position as Chief Executive Officer effective January 31, 2018.

2.

Mr. Chalmers joined the Corporation as Chief Operating Officer on July 1, 2016, was promoted to President and Chief Operating Officer effective July 1, 2017 and to President and Chief Executive Officer effective February 1, 2018, upon the retirement of Stephen P. Antony as Chief Executive Officer of the Corporation on January 31, 2018.

3.	Mr. Frydenlund was appointed to the office of Chief Financial Officer, General Counsel and Corporate Secretary effective March 2, 2018.
4.

Mr. Goranson was appointed as Executive Vice President, ISR Operations effective June 18, 2015, as Executive Vice President, Operations effective February 1, 2017 and as Chief Operating Officer effective February 14, 2018. From December 2, 2013 to June 18, 2015, Mr. Goranson was President of Uranerz, which became a wholly owned subsidiary of the Corporation on June 18, 2015. Amounts shown do not include amounts paid to Mr. Goranson by Uranerz prior to June 18, 2015.

5.	Mr. Zang ceased being Chief Financial Officer effective March 1, 2018.

Pension Plan Benefits and Deferred Compensation Plans

The Corporation does not provide defined pension plan benefits or any other pension plans that provide for payments or benefits at, following or in connection with retirement to its directors or officers.

The Corporation does not have any deferred compensation plans relating to its NEOs.

The Corporation has a 401k plan for the benefit of all of its employees. Under the 401k plan employees are entitled to contribute up to statutorily permitted amounts, and the Corporation matches 100% of contributions up to the first 3% of base salary, and 50% of contributions up to the next 2% of base salary made by each employee into his or her 401k plan.

Employment Agreements and Termination and Change of Control Benefits

The Corporation has employment agreements with each of its current NEOs. A summary of the material terms of each employment agreement is set out below.

The events that trigger payment to an NEO on account of a termination or a change of control are negotiated and documented in each employment contract. These benefits attempt to balance the protection of the employee upon the occurrence of such events with the preservation of the executive base in the event such a change of control occurs. As noted below, there are certain circumstances that trigger payment, vesting of stock options, or RSUs, or the provision of other benefits to an NEO upon termination and change of control.

Mark S. Chalmers

Mr. Chalmers’s employment agreement (the “Chalmers Agreement”), effective February 1, 2018, has a term of two years and will automatically renew for additional one year terms unless either party provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term. Pursuant to the Chalmers Agreement, Mr. Chalmers will be paid an annual salary of $350,000 (the “Chalmers Base Salary”), subject to review and increase at the discretion of the Corporation. Pursuant to the Chalmers Agreement, Mr. Chalmers will act as President and Chief Executive Officer of the Corporation.

Mr. Chalmers is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the Corporation’s benefit plans extended to other employees of the Corporation with similar position or level. In addition, Mr. Chalmers has a cash bonus opportunity during each calendar year with a target equal to 50% (the “Chalmers Target Cash Bonus Percentage”) of his Base Salary (the “Chalmers Target Cash Bonus”), in accordance with the Corporation’s Short Term Incentive Plan, and an equity award opportunity during each calendar year with a target value equal to 100% (the “Chalmers Target Equity Award Percentage”) of his Base Salary (the “Chalmers Target Equity Award”), in accordance with the Registrant’s Long Term Incentive Plan.

The Corporation may terminate the Chalmers Agreement for just cause, without just cause or in the event of a disability. Mr. Chalmers may terminate his employment for “good reason” upon occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office, provided that ceasing to be the Chief Financial Officer shall not constitute a material reduction or diminution in his level of responsibility or office; (ii) a reduction in the Chalmers Base Salary, Chalmers Target Cash Bonus Percentage or Chalmers Target Equity Award Percentage; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location at the time a move is requested after a change of control.

In the event Mr. Chalmers’s employment is terminated by the Corporation without just cause or upon a disability or by the Corporation giving a notice not to renew the Chalmers Agreement, or Mr. Chalmers elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay (the “Chalmers Severance Amount”) equal to two and one-half (2½) times the sum of the Chalmers Base Salary, the Chalmers Target Cash Bonus and Chalmers Target Equity Award for the full year in which the date of termination occurs. The estimated Chalmers Severance Amount payable to Mr. Chalmers in the case of such a termination, assuming that the termination took place on December 31, 2017, would be a cash payment in the amount of US$2,187,500.

Further, in the event that upon a change of control, Mr. Chalmers’s employment is terminated and/or the successor entity does not assume and agree to perform all of the Corporation’s obligations under Mr. Chalmers’s employment agreement with the Corporation, then Mr. Chalmers’s employment will be deemed to have been terminated without just cause and Mr. Chalmers will be entitled to receive the same Chalmers Severance Amount as described above for a termination without just cause under the normal course. In addition, if Mr. Chalmers’s employment is terminated without just cause or for a disability, or Mr. Chalmers elects to resign for good reason, within 12 months after a change in control, then, in addition to the payment of the Chalmers Severance Amount described above, all of Mr. Chalmers’s unvested stock options and restricted stock units will automatically vest. The estimated Severance Amount payable to Mr. Chalmers in the case of termination upon a change of control would be a cash payment in the amount of US$2,187,500, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of the Corporation of US$241,856, assuming that the triggering event took place on December 31, 2017.

If Mr. Chalmers voluntarily retires from the Corporation at any time after the fifth anniversary of the effective date of the Chalmers Agreement, all of Mr. Chalmers’ unvested stock options and restricted stock units will automatically vest.

Mr. Chalmers is subject to non-solicitation provisions during the term of his employment agreement and for a period of 12-months after termination, under which Mr. Chalmers may not solicit any business from any customer, client or business relation of the Corporation, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Corporation.

David C. Frydenlund

Mr. Frydenlund’s employment agreement (the “Frydenlund Agreement”), effective March 2, 2018, has a term of two years and will automatically renew for additional one year terms unless either party provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term. Pursuant to the Frydenlund Agreement, Mr. Frydenlund will be paid an annual salary of $270,864 (the “Frydenlund Base Salary”), subject to review and increase at the discretion of the Corporation. Pursuant to the Frydenlund Agreement, Mr. Frydenlund will act as Chief Financial Officer, General Counsel and Corporate Secretary of the Corporation.

Mr. Frydenlund is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the Corporation’s benefit plans extended to other employees of the Corporation with similar position or level. In addition, Mr. Frydenlund has a cash bonus opportunity during each calendar year with a target equal to 40% (the “Frydenlund Target Cash Bonus Percentage”) of his Base Salary (the “Frydenlund Target Cash Bonus”), in accordance with the Corporation’s Short Term Incentive Plan, and an equity award opportunity during each calendar year with a target value equal to 80% (the “Frydenlund Target Equity Award Percentage”) of his Base Salary (the “Frydenlund Target Equity Award”), in accordance with the Corporation’s Long Term Incentive Plan.

The Corporation may terminate the Frydenlund Agreement for just cause, without just cause or in the event of a disability. Mr. Frydenlund may terminate his employment for “good reason” upon occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office, provided that ceasing to be the Chief Financial Officer shall not constitute a material reduction or diminution in his level of responsibility or office; (ii) a reduction in the Frydenlund Base Salary, Frydenlund Target Cash Bonus Percentage or Frydenlund Target Equity Award Percentage; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location at the time a move is requested after a change of control.

In the event Mr. Frydenlund’s employment is terminated by the Corporation without just cause or upon a disability or by the Corporation giving a notice not to renew the Frydenlund Agreement, or Mr. Frydenlund elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay (the “Frydenlund Severance Amount”) equal to one and one-half (1½) times the sum of the Frydenlund Base Salary, the Frydenlund Target Cash Bonus and Frydenlund Target Equity Award for the full year in which the date of termination occurs. The estimated Frydenlund Severance Amount payable to Mr. Frydenlund in the case of such a termination, assuming that the termination took place on December 31, 2017, would be a cash payment in the amount of US$893,851.

Further, in the event that upon a change of control, Mr. Frydenlund’s employment is terminated and/or the successor entity does not assume and agree to perform all of the Corporation’s obligations under Mr. Frydenlund’s employment agreement with the Corporation, then Mr. Frydenlund’s employment will be deemed to have been terminated without just cause and Mr. Frydenlund will be entitled to receive the same Frydenlund Severance Amount as described above for a termination without just cause under the normal course. In addition, if Mr. Frydenlund’s employment is terminated without just cause or for a disability, or Mr. Frydenlund elects to resign for good reason, within 12 months after a change in control, then, in addition to the payment of the Frydenlund Severance Amount described above, all of Mr. Frydenlund’s unvested stock options and restricted stock units will automatically vest. The estimated Severance Amount payable to Mr. Frydenlund in the case of termination upon a change of control would be a cash payment in the amount of US$893,851, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of US$289,856, assuming that the triggering event took place on December 31, 2017.

In addition to payment of the Frydenlund Severance Amount in either of the circumstances set out above, in the event of any termination, the Corporation will reimburse all direct costs of relocating Mr. Frydenlund and his family to Canada, provided such relocation occurs within 14 months from the date of termination. Such reimbursement will not apply to the extent the costs contemplated are paid by another employer.

Mr. Frydenlund is subject to non-solicitation provisions during the term of his employment agreement and for a period of 12-months after termination, under which Mr. Frydenlund may not solicit any business from any customer, client or business relation of the Corporation, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Corporation.

W. Paul Goranson

Mr. Goranson’s employment agreement (the “Goranson Agreement”), effective February 14, 2018, has a term of two years and will automatically renew for additional one year terms unless either party provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term. Pursuant to the Goranson Agreement, Mr. Goranson will be paid an annual salary of $270,864 (the “Goranson Base Salary”), subject to review and increase at the discretion of the Corporation. Pursuant to the Goranson Agreement, Mr. Goranson will act as Chief Operating Officer of the Corporation.

Mr. Goranson is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the Corporation’s benefit plans extended to other employees of the Corporation with similar position or level. In addition, Mr. Goranson has a cash bonus opportunity during each calendar year with a target equal to 40% (the “Goranson Target Cash Bonus Percentage”) of his Base Salary (the “Goranson Target Cash Bonus”), in accordance with the Corporation’s Short Term Incentive Plan, and an equity award opportunity during each calendar year with a target value equal to 80% (the “Goranson Target Equity Award Percentage”) of his Base Salary (the “Goranson Target Equity Award”), in accordance with the Corporation’s Long Term Incentive Plan.

The Corporation may terminate the Goranson Agreement for just cause, without just cause or in the event of a disability. Mr. Goranson may terminate his employment for “good reason” upon occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office, provided that ceasing to be the Chief Financial Officer shall not constitute a material reduction or diminution in his level of responsibility or office; (ii) a reduction in the Goranson Base Salary, Goranson Target Cash Bonus Percentage or Goranson Target Equity Award Percentage; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location at the time a move is requested after a change of control.

In the event Mr. Goranson’s employment is terminated by the Corporation without just cause or upon a disability or by the Corporation giving a notice not to renew the Goranson Agreement, or Mr. Goranson elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay (the “Goranson Severance Amount”) equal to one and one-half (1½) times the sum of the Goranson Base Salary, the Goranson Target Cash Bonus and Goranson Target Equity Award for the full year in which the date of termination occurs. The estimated Goranson Severance Amount payable to Mr. Goranson in the case of such a termination, assuming that the termination took place on December 31, 2017, would be a cash payment in the amount of US$893,851.

Further, in the event that upon a change of control, Mr. Goranson’s employment is terminated and/or the successor entity does not assume and agree to perform all of the Corporation’s obligations under Mr. Goranson’s employment agreement with the Corporation, then Mr. Goranson’s employment will be deemed to have been terminated without just cause and Mr. Goranson will be entitled to receive the same Goranson Severance Amount as described above for a termination without just cause under the normal course. In addition, if Mr. Goranson’s employment is terminated without just cause or for a disability, or Mr. Goranson elects to resign for good reason, within 12 months after a change in control, then, in addition to the payment of the Goranson Severance Amount described above, all of Mr. Goranson’s unvested stock options and restricted stock units will automatically vest. The estimated Severance Amount payable to Mr. Goranson in the case of termination upon a change of control would be a cash payment in the amount of US$893,851, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of US$257,913, assuming that the triggering event took place on December 31, 2017.

Mr. Goranson is subject to non-solicitation provisions during the term of his employment agreement and for a period of 12-months after termination, under which Mr. Goranson may not solicit any business from any customer, client or business relation of the Corporation, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Corporation.

Compensation Committee Report

Based on the Compensation Committee’s review of the Compensation Discussion and Analysis and discussions with the Board and the Corporation’s management, the Compensation Committee recommended that the Compensation Discussion and Analysis be included in this Circular.

Submitted by the members of the Compensation Committee of the Board:

Bruce Hansen
Benjamin Eshleman III
Robert W. Kirkland, Chair

Director Compensation

Director Compensation Table

The Corporation’s policy with respect to directors’ compensation was developed by the Board, on recommendation of the Compensation Committee. The following table sets forth the compensation awarded, paid to or earned by the directors of the Corporation during the most recently completed financial year. Directors of the Corporation who are also officers or employees of the Corporation are not compensated for service on the Board; therefore no fees were payable to Stephen P. Antony for his service as a director of the Corporation during 2017.

Name(1)	Fees Earned (US$)(2)	Share- Based Awards (US$)(3)	Option- Based Awards (US$)	Non-Equity Incentive Plan Compensation (US$)	Pension Value (US$)	All Other Compensation (US$)	Total (US$)
J. Birks Bovaird	40,000	80,000	Nil	Nil	Nil	Nil	120,000
Ames Brown(4)	18,333	61,333	Nil	Nil	Nil	Nil	79,666
Paul A. Carroll	33,333	66,667	Nil	Nil	Nil	Nil	100,000
Glenn Catchpole(5)	12,637	66,667	Nil	Nil	Nil	Nil	79,304
Benjamin Eshleman III(6)	19,040	Nil	Nil	Nil	Nil	Nil	19,040
Bruce D. Hansen	37,333	74,667	Nil	Nil	Nil	Nil	112,000
Dennis Higgs	30,667	61,333	Nil	Nil	Nil	Nil	92,000
Ron F. Hochstein(5)	12,637	66,667	Nil	Nil	Nil	Nil	79,304
Robert W. Kirkwood(6)	20,696	Nil	Nil	Nil	Nil	Nil	20,696

Notes:

(1)

Barbara A. Filas was appointed to the Board on March 12, 2018, and was not a director in 2017. Mark S. Chalmers, the current President and Chief Executive Officer of the Corporation, was appointed to the Board on February 1, 2018, and was not a director in 2017. As President and Chief Executive Officer, Mr. Chalmers will not be paid any fees for acting as a director

(2)	All fees were calculated in US dollars. Messrs. Bovaird, Carroll, Higgs and Hochstein were then paid in Cdn$ equivalents based on rates at the time of payment.
(3)

The share-based awards were comprised of RSUs, which were granted during 2016 and 2017. One half of the RSU’s issued in 2016 vested on January 27, 2017, another 25% vested on January 27, 2018 and the remaining 25% will vest on January 27, 2019. One half of the RSU’s issued in 2017 vested on January 27, 2018, another 25% will vest on January 27, 2019 and the remaining 25% will vest on January 27, 2020. Upon vesting, each RSU entitles the holder thereof to one Common Share without the payment of any additional consideration.

(4)	Mr. Brown resigned from the Board effective June 12, 2017.
(5)	Messrs. Catchpole and Hochstein did not stand for re-election in 2017, and accordingly ceased to be directors on May 17, 2017.
(6)	Messrs. Eshleman and Kirkwood were appointed to the Board on May 17, 2017.

Retainer and Meeting Fees

The Corporation’s director compensation program is designed to enable the Corporation to attract and retain highly qualified individuals to serve as directors. Based on advice from the Harlon Group, to ensure that the compensation payable to the Corporation’s directors is in line with the peer group used for determining NEO compensation, and on recommendation of the Compensation Committee, during 2017, the compensation payable to directors, which is paid only to non-employee directors, was:

  annual retainer for board member of $30,667;
  annual retainer for committee (other than Audit Committee) Chairs of $33,333;
  annual retainer for audit committee Chair of $37,334;
  annual retainer for Chair of the Board of $40,000;
  reimbursement of related travel and out-of-pocket expenses; and
  no additional fees for attendance at Board or committee meetings.

Incentive Plan Awards

The table below shows the number of stock options and RSUs outstanding for each director (other than Mr. Antony) and their value as at December 31, 2017 based on the last trade of the Common Shares on the NYSE American prior to the close of business on December 31, 2017 of US$1.79.

Outstanding Share-Based Awards and Option-Based Awards as at December 31, 2017

Name(2)	Option-Based Awards				Share-Based Awards(1)
	Number of Securities Underlying Unexercised Options (3)	Option Exercise Price (US$) (3)(4)	Option Expiration Date	Value of Unexercised In- the-Money Options (US$)	Number of Shares or Units of Shares that Have Not Vested (US$)	Market or Payout Value of Share-Based Awards that Have Not Vested (US$)
J. Birks Bovaird (Chair)	10,000 10,000	6.97 7.21	7/16/2018 1/23/2019	Nil Nil	56,358	100,881
Ames Brown(5)	Nil	Nil	Nil	Nil	42,609	76,270
Paul A. Carroll	10,000 10,000	6.97 7.21	7/16/2018 1/23/2019	Nil Nil	47,146	84,391
Glenn Catchpole (6)	31,875 17,850 34,425 34,425 54,825 18,615	10.36 5.22 7.42 5.18 4.79 4.48	1/7/2018 1/5/2020 12/12/2021 12/16/2022 7/11/2023 1/16/2025	Nil Nil Nil Nil Nil Nil	46,058	82,444
Benjamin Eshleman III(7)	Nil	Nil	Nil	Nil	Nil	Nil
Bruce D. Hansen	10,000 10,000	6.97 7.21	7/16/2018 1/23/2019	Nil Nil	52,908	94,705
Dennis Higgs	15,937 5,100 8,925 17,212 17,212 27,412 18,615	10.36 2.55 5.22 7.42 5.18 4.79 4.48	1/7/2018 1/5/2019 1/5/2020 12/12/2021 12/16/2022 7/11/2023 1/16/2025	Nil Nil Nil Nil Nil Nil Nil	42,609	76,270
Ron F. Hochstein (6)	10,000 10,000	6.97 7.21	7/16/2018 1/23/2019	Nil Nil	47,146	84,391
Robert W. Kirkwood(7)	Nil	Nil	Nil	Nil	Nil	Nil

Notes:

1.

The share-based awards were comprised of RSUs, which were granted during 2015 and 2016. One half of the RSU’s vest on the first anniversary of the date of grant, another 25% will vest on the second anniversary of the date of grant and the remaining 25% will vest on the third anniversary of the date of grant. Upon vesting, each RSU entitles the holder thereof to one Common Share without the payment of any additional consideration;

2.

Barbara A. Filas was appointed to the Board on March 12, 2018, and was not a director in 2017. Mark S. Chalmers, the current President and Chief Executive Officer of the Corporation, was appointed to the Board on February 1, 2018, and was not a director in 2017. As President and Chief Executive Officer, Mr. Chalmers will not be paid any fees for acting as a director;

3.	The number of options and the exercise price of the options have been adjusted to take into account the Consolidation.
4.	The Options were granted and are reported in Canadian dollars and were translated into US dollars at the December 29, 2017 foreign exchange rate of 1 Cdn$ = $0.7991 US dollar.
5.

Mr. Brown resigned from the Board effective June 12, 2017. Upon resolution of the Board, the Corporation has agreed that all of Mr. Brown’s existing RSUs will continue to vest in accordance with their normal vesting schedules up until January 1, 2019, and all unvested RSUs outstanding on January 1, 2019 will vest on that date.

6.

Messrs. Catchpole and Hochstein did not stand for re-election in 2017, and accordingly ceased to be directors on May 17, 2017. Upon resolution of the Board, the Corporation has agreed that all of Mr. Hochstein’s and Mr. Catchpole’s existing stock options will continue to be exercisable until the earlier of their normal expiry dates and December 31, 2018, after which all unexercised stock options will expire, and all of Mr. Hochstein’s and Mr. Catchpole’s existing RSUs will continue to vest in accordance with their normal vesting schedules up until January 1, 2019, and all unvested RSUs outstanding on January 1, 2019 will vest on that date.

7.	Messrs. Eshleman and Kirkwood were appointed to the Board on May 17, 2017.

Incentive Plan Awards – Value Vested or Earned During the 12-Month Period Ended December 31, 2017

Name(1)	Option-Based Awards – Value Vested During the Year (US$)	Share-Based Awards – Value Vested During the Year (US$)	Non-Equity Incentive Plan Compensation – Value Earned During the Year (US$)
J. Birks Bovaird	Nil	50,204	Nil
Ames Brown(2)	Nil	37,145	Nil
Paul A. Carroll	Nil	42,244	Nil
Glenn J. Catchpole(3)	Nil	39,798	Nil
Benjamin Eshleman III(4)	Nil	Nil	Nil
Bruce D. Hansen	Nil	47,552	Nil
Dennis L. Higgs	Nil	37,145	Nil
Ron F. Hochstein(3)	Nil	42,244	Nil
Robert W. Kirkwood(4)	Nil	Nil	Nil

Notes:

1.

Barbara A. Filas was appointed to the Board on March 12, 2018, and was not a director in 2017. Mark S. Chalmers, the current President and Chief Executive Officer of the Corporation, was appointed to the Board on February 1, 2018, and was not a director in 2017. As President and Chief Executive Officer, Mr. Chalmers will not be paid any fees for acting as a director.

2.

Mr. Brown resigned from the Board effective June 12, 2017. By resolution of the Board, the Corporation has agreed that all of Mr. Brown’s existing RSUs will continue to vest in accordance with their normal vesting schedules up until January 1, 2019, and all unvested RSUs outstanding on January 1, 2019 will vest on that date.

3.

Messrs. Catchpole and Hochstein did not stand for re-election in 2017, and accordingly ceased to be directors on May 17, 2017. By resolution of the Board, the Corporation has agreed that all of Mr. Hochstein’s and Mr. Catchpole’s existing stock options will continue to be exercisable until the earlier of their normal expiry dates and December 31, 2018, after which all unexercised stock options will expire, and all of Mr. Hochstein’s and Mr. Catchpole’s existing RSUs will continue to vest in accordance with their normal vesting schedules up until January 1, 2019, and all unvested RSUs outstanding on January 1, 2019 will vest on that date.

4.	Messrs. Eshleman and Kirkwood were appointed to the Board on May 17, 2017.

Share Ownership Requirement

At its meeting held on January 23, 2014, the Board adopted a share ownership requirement for Board members. It provides that all non-employee directors must own a requisite number of Common Shares by the later of five years from the commencement of their directorship or the date on which the Common Share ownership requirement was adopted. Under this requirement, non-employee directors are required to own Common Shares with a value equal to twice the value of their annual director retainers. The Common Shares are valued at the higher of the price they were acquired or the year-end closing price of the Common Shares on the TSX for the previous year. Further, until such time as a non-employee director reaches his or her share ownership requirement, the non-employee director is required to hold 50% of all Common Shares received upon exercise of stock options (net of any the Common Shares utilized to pay for the exercise price of the option and tax withholding), and shall not otherwise sell or transfer any Common Shares. This requirement does not apply to a nominee of a shareholder of the Corporation pursuant to a contractual right of the shareholder to nominate one or more directors to the Board. Although not required to demonstrate compliance with this policy until the later of five years from the commencement of their directorships or January 23, 2014, a majority of the directors of the Corporation are currently in compliance with this policy.

Securities Authorized For Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2017, concerning options and RSUs outstanding pursuant to the Equity Incentive Plan as well as options outstanding Uranerz Replacement Options, which have been approved by shareholders:

Plan Category	Number of Common Shares to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights (US$)(1)	Number of Common Shares remaining available for future issuance(1)
Energy Fuels Omnibus Equity Incentive Plan	3,159,945(2)	3.63	4,276,738
Uranerz Replacement Options	778,379	5.98	Nil
Total	3,938,324	5.80	4,276,738

Notes:
(1) The number of Common Shares, and the exercise price thereof, has been adjusted to take into account the Consolidation.
(2) Includes 1,250,468 stock options and 1,909,477 RSUs. With a few exceptions, each RSU generally vests as to 50% one year after the date of grant, as to another 25% two years after the date of grant and as to the remaining 25% three years after the date of grant. Upon vesting, each RSU entitles the holder to receive one Common Share without any additional payment.
(3) 1,909,477 RSUs have been excluded from the weighted average exercise price because they have no exercise price.

2015 Omnibus Equity Incentive Compensation Plan

Summary of Equity Incentive Plan

The following is a summary of the principal terms of the Equity Incentive Plan, which is qualified in its entirety by reference to the text of the Equity Incentive Plan.

The Equity Incentive Plan will permit the Committee to grant Awards for non-qualified stock options (“NQSOs”), incentive stock options (“ISOs” and together with NQSOs, “Options”), stock appreciation rights (“SARs”) restricted stock (“Restricted Stock”), RSUs, deferred share units (“DSUs”), performance shares (“Performance Shares”), performance units (“Performance Units”) and stock-based awards (“SBAs”) to Eligible Participants.

The number of Common Shares reserved for issuance under the Equity Incentive Plan shall not exceed 10% of the then issued and outstanding Common Shares from time to time. Subject to applicable law, the requirements of the TSX or the NYSE American and any shareholder or other approval which may be required, the Board may in its discretion amend the Plan to increase such limit without notice to any Participants. The number of Common Shares reserved for issuance to insiders of the Corporation pursuant to the Equity Incentive Plan together with all other share compensation arrangements shall not exceed 10% of the outstanding Common Shares. Within any one-year period, the number of Common Shares issued to insiders pursuant to the Equity Incentive Plan and all other share compensation arrangements of the Corporation will not exceed an aggregate of 10% of the outstanding Common Shares.

Pursuant to the rules of the TSX, since the Equity Incentive Plan provides for a maximum number of Common Shares issuable thereunder based on a percentage of the outstanding Common Shares from time to time, the Equity Incentive Plan must be renewed by approval of the shareholders of the Corporation every three years.

Options

The exercise price for any Option granted pursuant to the Equity Incentive Plan will be determined by the Committee and specified in the Award Agreement, provided however, that the price will not be less than the fair market value (the “FMV”) of the Common Shares on the day of grant (which cannot be less than the greater of (a) the volume weighted average trading price of the Common Shares on the TSX or the NYSE American for the five trading days immediately prior to the grant date; or (b) the closing price of the Corporation’s Common Shares on the TSX or the NYSE American on the trading day immediately prior to the grant date), provided further, that the exercise price for an ISO granted to a holder of 10% or more of the Corporation’s Common Shares (a “Significant Stockholder”) shall not be less than 110% of the FMV.

Options will expire at such time as the Committee determines at the time of grant; provided, however that no Option will be exercisable later than the tenth anniversary date of its grant and, provided further, that no ISO granted to a Significant Stockholder shall be exercisable after the expiration of five years from the date of grant, except where the expiry date of any NQSO would occur in a blackout period or within five days after the end of a blackout period, in which case the expiry date will be automatically extended to the tenth business day following the last day of a blackout period.

A stock appreciation right or an SAR entitles the holder to receive the difference between the FMV of a Common Share on the date of exercise and the grant price. The grant price of an SAR will be determined by the Committee and specified in the Award Agreement. The price will not be less than the FMV of the Corporation’s Common Shares on the day of grant. Common Shares under the related Options.

Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Corporation in an amount representing the difference between the FMV of the underlying Common Shares on the date of exercise over the grant price. At the discretion of the Committee, the payment may be in cash, Common Shares or some combination thereof.

Restricted Stock and RSUs.

RSUs are similar to Restricted Stock, but provide a right to receive Common Shares or cash or a combination of the two upon settlement.

To the extent required by law, holders of Restricted Stock shall have voting rights during the restricted period; however, holders of RSUs shall have no voting rights until and unless Common Shares are issued on the settlement of such RSUs.

Deferred Share Units (“DSUs”).

DSUs are awards denominated in units that provide the holder with a right to receive Common Shares or cash or a combination of the two upon settlement.

Performance Shares and Performance Share Units.

Performance Shares are awards, denominated ina Common Share on the date of grant. The extent to which the performance criteria are met will determine the ultimate value and/or number of Performance Shares or Performance Units that will be paid to the Participant.

The Committee may pay earned Performance Shares or Performance Units in the form of cash or Common Shares equal to the value of the Performance Share or Performance Unit at the end of the performance period. The Committee may determine that holders of Performance Shares or Performance Units be credited with consideration equivalent to dividends declared by the Board and paid on outstanding Common Shares.

Stock-Based Awards.

The Committee may, to the extent permitted by the TSX and the NYSE American, as applicable, grant other types of equity-based or equity-related Awards not otherwise described by the terms of the Equity Incentive Plan in such amounts and subject to such terms and conditions as the Committee determines. Such SBAs may involve the transfer of actual Common Shares to Participants, or payment in cash or otherwise of amounts based on the value of Common Shares.

Upon termination of the Participant’s employment or term of office or engagement with the Corporation for any reason other than death: (i) any of the Options held by the Participant that are exercisable on the termination date continue to be exercisable until the earlier of three months (six months in the case of a voluntary retirement) after the termination date and the date on which the exercise period of the Option expires, and any Options that have not vested at the termination date shall immediately expire; (ii) any RSUs held by a Participant that have vested at the termination date will be paid to the Participant and any RSUs that have not vested at the termination date will be immediately cancelled; and (iii) the treatment for all other types of Awards shall be as set out in the applicable Award Agreement.

In connection with a Corporate Reorganization, the Committee will have the discretion to permit a holder of Options to purchase, and the holder shall be required to accept, on the exercise of such Option, in lieu of Common Shares, securities or other property that the holder would have been entitled to receive as a result of the Corporate Reorganization if that holder had owned all Common Shares that were subject to the Option.

In the event of a Change of Control (as defined in the Equity Incentive Plan), subject to applicable laws and rules and regulations of a national exchange or market on which the Common Shares are listed or as otherwise provided in any Award Agreement, (a) all Options and SARs shall be accelerated to become immediately exercisable; (b) all restrictions imposed on Restricted Stock and RSUs shall lapse and RSUs shall be immediately settled and payable; (c) target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based RSUs, Performance Units and Performance Shares shall be deemed to have been fully earned; (d) unless otherwise specifically provided in a written agreement entered into between the Participant and the Corporation or an Affiliate, the Committee shall immediately cause all other Stock-Based Awards to vest and be paid out as determined by the Committee, and (e) the Committee will have discretion to cancel all outstanding Awards, and the value of such Awards will be paid in cash based on the change of control price.

Notwithstanding the above, no acceleration of vesting, cancellation, lapsing of restrictions, payment of an Award, cash settlement or other payment will occur with respect to an Award if the Committee determines, in good faith, that the Award will be honoured, assumed or substituted by a successor corporation, provided that such honoured, assumed or substituted Award must: (a) be based on stock which is traded on the TSX and/or the NYSE American or another established securities market in the United States; (b) provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award; (c) recognize, for the purpose of vesting provisions, the time that the Award has been held prior to the Change of Control; (d) have substantially equivalent economic value to such Award; and (e) have terms and conditions which provide that in the event a Participant’s employment with the Corporation, and Affiliate or a successor Corporation is involuntarily terminated or constructively terminated at any time within twelve months of the Change of Control, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to such alternative Award shall be waived or shall lapse, as the case may be.

Amending the Equity Incentive Plan

Except as set out below, and as otherwise provided by law or stock exchange rules, the Equity Incentive Plan may be amended, altered modified, suspended or terminated by the Committee at any time, without notice or approval from shareholders, including but not limited to for the purposes of:

(f)	making any acceleration of or other amendments to the general vesting provisions of any Award;

(g)

waiving any termination of, extending the expiry date of, or making any other amendments to the general term of any Award or exercise period thereunder provided that no Award held by an insider may be extended beyond its original expiry date;

(h)	making any amendments to add covenants or obligations of the Corporation for the protection of Participants;

(i)

making any amendments not inconsistent with the Plan as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, it may be expedient to make, including amendments that are desirable as a result of changes in law or as a “housekeeping” matter; or

(j)	making such changes or corrections which are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error.

Amendments requiring the prior approval of the Corporation’s shareholders are: (i) a reduction in the price of a previously granted Option or SAR benefitting an insider; (ii) an increase in the total number of Common Shares available under the Equity Incentive Plan or the total number of Common Shares available for ISOs; (iii) an increase to the limit on the number of Common Shares issued or issuable to insiders; (iv) an extension of the expiry date of an Option or SAR other than in relation to a blackout period; and (v) any amendment to the amendment provisions of the Equity Incentive Plan.

Uranerz Replacement Options

On June 18, 2015, in connection with the acquisition of Uranerz, the Corporation issued 2,048,000 stock options of the Corporation, by assuming the then-existing options granted pursuant to the Uranerz 2005 Stock Option Plan, as amended on June 10, 2009 (the “2005 Stock Option Plan”). As of the date hereof, there are 778,379 stock options outstanding under the 2005 Stock Option Plan. These options are now exercisable for Common Shares of the Corporation, adjusted to take into account the share exchange ratio applicable to that acquisition. No further stock options will be granted pursuant to the 2005 Stock Option Plan. The options have varying expiry dates with the last options expiring in June 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

The following tables set forth information as of March 29, 2018 regarding the ownership of our Common Shares by each NEO, each director and all of our directors and NEOs as a group. The Corporation is not aware of any person who owns more than 5% of our Common Shares.

The number of Common Shares beneficially owned and the percentage of common shares beneficially owned are based on a total of 75,761,761 Common Shares issued and outstanding as of March 29, 2018.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Common Shares subject to options that are exercisable within 60 days following March 29, 2018 are deemed to be outstanding and beneficially owned by the optionee or holder for the purpose of computing share and percentage ownership of that optionee or holder but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. No RSUs vest within 60 days after March 29, 2018. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole or shared voting and investment power for all Common Shares shown as beneficially owned by them.

As of March 29, 2018, there were 75,761,761 Common Shares issued and outstanding as fully paid and non-assessable, and carrying a right to one vote per share. The following table sets forth certain information regarding the direct ownership of Common Shares as of March 29, 2018 by: (i) each of Energy Fuels’ directors; (ii) each of Energy Fuels’ NEOs; and (iii) all of Energy Fuels’ NEOs and directors as a group.

Beneficial ownership

Beneficial Owner (Executive Officers and Directors)(1)(2)(3)	Shares of Common Stock Currently Owned	Shares of Common Stock Acquirable Within 60 days(4)	Total	Percent of Class(5)
J. Birks Bovaird	52,305	20,000	72,305	0.095%
Paul A. Carroll	32,594	20,000	52,594	0.069%
Mark S. Chalmers	60,746	Nil	60,746	0.080%
Benjamin Eshleman III(6)	4,278,032	Nil	4,278,032	5.647%
Barbara A. Filas(7)	Nil	Nil	Nil	0.000%
David C. Frydenlund	96,167	28,000	124,167	0.164%
W. Paul Goranson	96,943	82,365	179,308	0.237%
Bruce D. Hansen	62,906	20,000	82,906	0.109%
Dennis L. Higgs	542,869	110,413	653,282	0.862%
Robert W. Kirkwood(8)	391,858	Nil	391,858	0.517%
Current Directors and Executive Officers as a Group (10 total)(9)	1,125,113	280,778	1,405,891	1.856%

Other entities that control over 5% of the Shares of Common Stock	Shares of Common Stock Currently Owned	Shares of Common Stock Acquirable Within 60 days(4)	Total	Percent of Class(5)
Global X Management Co. LLC 600 Lexington Ave, 20th Floor New York, NY 10022	9,241,195(10)	Nil	9,241,195	12.198%

Notes:

1.	Except as otherwise indicated, the address for each beneficial owner is 225 Union Blvd., Suite 600, Lakewood, Colorado 80228.
2.

Stephen P. Antony, our former Chief Executive Officer, and Daniel G. Zang, our former Chief Financial Officer, were named executive officers during the financial year ended December 31, 2017. Mr. Antony retired from his position effective January 31, 2018 and Mr. Zang ceased being Chief Financial Officer effective March 1, 2018, and therefore are not included on this table.

3.

Mr. Ames Brown retired from the Board effective June 12, 2017 and Messrs. Glenn Catchpole and Ron Hochstein did not stand for re-election as directors in 2017, and therefore are not included on this table.

4.

With respect to Energy Fuels’ named executive officers and Energy Fuels’ directors, this amount includes common shares, which could be acquired upon exercise of stock options which are either currently vested and exercisable or will vest and become exercisable within 60 days after March 29, 2018. No RSUs vest within 60 days after March 29, 2018.

5.	Based on 75,761,761 Common Shares outstanding on March 29, 2018.
6.

Benjamin Eshleman III has an indirect beneficial interest in Common Shares of the Corporation as follows: 1,203,369 held by Jones Ranch Unproven Limited Partnership; 212,359 held by Mesteña Unproven Limited Partnership; and 2,862,304 held by Mesteña, LLC. In total, these indirect beneficial interests in Common Shares represent 5.647% of the Class. Mr. Eshleman does not have any direct beneficial interest in Common Shares of the Corporation, other than unvested restricted stock units that will not become exercisable within 60 days after March 29, 2018.

7.	Barbara A. Filas was appointed to the Board on March 12, 2018.
8.

Robert W. Kirkwood has an indirect beneficial interest in Common Shares of the Corporation as follows: 211,275 held by Kirkwood Son Trust #2. Mr. Kirkwood has a direct beneficial interest in the remaining 180,583 Common Shares reported. In total, this indirect beneficial interest in Common Shares represents 0.279% of the Class.

9.	The Percent of Class of Common Shares both directly and indirectly held by the Officers and Directors of the Corporation is 7.781%.
10.	The information was obtained from Global X Funds’ website and is up to date as of March 29, 2018.

INTEREST OF MANAGEMENT & OTHERS IN MATERIAL TRANSACTIONS

The Corporation reviews all known relationships and transactions in which the Corporation and its directors and executive officers or their immediate family members are participants to determine whether they qualify for disclosure as a transaction with related persons under Item 404(a) of Regulation S-K of the Exchange Act. We screen for these relationships and transactions through the annual circulation of a Directors and Officers Questionnaire, or a D&O Questionnaire, to each member of the board of directors and each of our officers who is a reporting person under Section 16 of the Exchange Act. The D&O Questionnaire contains questions intended to identify related persons and transactions between the Corporation and related persons. The Corporation’s Code of Business Conduct and Ethics requires that any situation that presents an actual or potential conflict between a director, officer or employee’s personal interest and the interests of the Corporation must be reported to the Corporation’s General Counsel or, in the case of reports by directors to the Chair of the Corporation’s Audit Committee. Generally, any related-party transaction that would require disclosure pursuant to Item 404 of Regulation S-K would require prior approval. Any waivers from these requirements that are granted for the benefit of the Corporation’s directors or executive officers, must be granted by the Board of Directors of the Corporation.

Except as described in this Circular, no (i) officer, director promoter or affiliate of the Corporation, (ii) proposed director of the Corporation, or (iii) associate or affiliate of any of the foregoing persons, has had any material interest, direct or indirect, in any transaction during the two fiscal years ended December 31, 2017 and 2016 or in any proposed transaction which has materially affected or would materially affect the Corporation or its subsidiaries. On May 17, 2017, the Board of Directors of the Corporation appointed Robert W. Kirkwood and Benjamin Eshleman III to the Board of Directors of the Corporation.

Mr. Kirkwood is a principal of the Kirkwood Companies, including Kirkwood Oil and Gas LLC, Wesco Operating, Inc., and United Nuclear LLC (“United Nuclear”). United Nuclear, owns a 19% interest in the Corporation’s Arkose Mining Venture while the Corporation owns the remaining 81%. The Corporation acts as manager of the Arkose Mining Venture and has management and control over operations carried out by the Arkose Mining Venture. The Arkose Mining Venture is a contractual joint venture governed by a venture agreement dated as of January 15, 2008 entered into by Uranerz Energy Corporation (a subsidiary of the Corporation) and United Nuclear (the “Venture Agreement”).

United Nuclear contributed $0.37 million to the expenses of the Arkose Joint Venture based on the approved budget for the twelve months ended December 31, 2017.

Mr. Benjamin Eshleman III is President of Mesteña LLC, which became a shareholder of the Corporation through the Corporation’s acquisition of Mesteña Uranium, L.L.C (now Alta Mesa LLC) in June 2016 through the issuance of 4,551,284 common shares of the Corporation to the direction of the Sellers (of which 4,303,032 common shares of the Corporation are currently held by the Sellers). In connection with the Purchase Agreement, one of the Acquired Companies, Leoncito Project, L.L.C. entered into an Amended and Restated Uranium Testing Permit and Lease Option Agreement with Mesteña Unproven, Ltd., Jones Ranch Minerals Unproven, Ltd and Mesteña Proven, Ltd. (collectively the “Grantors”), which requires Leoncito Project, L.L.C., to make a payment in the amount of $0.60 million to the Grantors in June 2019 (of which up to 50% may be paid in common shares of the Corporation at the Corporation’s election). At December 31, 2017, the Corporation has accrued $0.30 million of this liability on the balance sheet. The Grantors are managed by Mesteña LLC.

Pursuant to the Purchase Agreement, the Alta Mesa Properties held by the Acquired Companies are subject to a royalty of 3.125%of the value of the recovered U3O8 from the Alta Mesa Properties sold at a price of $65.00 per pound or less, 6.25% of the value of the recovered U3O8 from the Alta Mesa Properties sold at a price greater than $65.00 per pound and up to and including $95.00 per pound, and 7.5%of the value of the recovered U3O8 from the Alta Mesa Properties sold at a price greater than $95.00 per pound. The royalties are held by the Sellers, and Mr. Eshleman and his extended family hold all of the ownership interests in the Sellers. In addition, Mr. Eshleman and certain members of his extended family are parties to surface use agreements that entitle them to surface use payments from the Acquired Companies in certain circumstances. The Alta Mesa Properties are currently being maintained on care and maintenance to enable the Corporation to restart operations as market conditions warrant. Due to the price of U3O8, the Corporation did not pay any royalty payments or surface use payments to the Sellers or to Mr. Eshleman or his immediate family members in the year ended December 31, 2017 and does not anticipate paying any royalty payments or surface use payments to the Sellers or to Mr. Eshleman or his immediate family members during the remainder of 2017. Pursuant to the Purchase Agreement, surface use payments from June 2016 through December 31, 2018 have been deferred until June 30, 2019 at which time the Corporation will pay $1.35 million to settle this obligation. As of December 31, 2017, the Corporation has accrued $0.81 million of this liability on the balance sheet.

AUDIT COMMITTEE DISCLOSURE

The Corporation has a separately designated standing audit committee (the “Audit Committee”) which complies with the Rule 10A-3 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the requirements of the Corporation Guide. The Audit Committee was established in accordance with section 3(a)(58)(A) of the Exchange Act. The directors of the Corporation have determined that each member of the Audit Committee is considered to be “independent” and “financially literate” within the meaning of National Instrument 52-110 – Audit Committees (the “NI 52-110”). The Board has further determined that each member of the Audit Committee qualifies as a financial expert (as defined in Item 407(d)(5) of Regulation S-K under the Exchange Act), is financially sophisticated, as determined in accordance with Section 803B(2)(iii) of the Corporation Guide, and is independent (as determined under Exchange Act Rule 10A-3 and section 803A and 803B of the Corporation Guide). The current members of the Corporation’s Audit Committee are: J. Birks Bovaird, Paul A. Carroll and Bruce D. Hansen. Bruce D. Hansen is the Chair of the Audit Committee.

The Board has adopted a Charter for the Audit Committee which sets out the Committee’s mandate, organization, powers and responsibilities. A copy of the Audit Committee charter can be found on our website at www.energyfuels.com. Our Audit Committee Charter complies with Rule 10A-3 and the requirements of the NYSE American. During the fiscal year ended December 31, 2017, the Audit Committee met five times.

The Audit Committee is a committee established and appointed by and among the Board to assist the Board in fulfilling its oversight responsibilities with respect to the Corporation. In so doing, the Audit Committee provides an avenue of communication among the external auditor, management, and the Board. The Committee’s purpose is to ensure the integrity of financial reporting and the audit process, and that sound risk management and internal control systems are developed and maintained. In pursuing these objectives, the Audit Committee oversees relations with the external auditor, reviews the effectiveness of the internal audit function, and oversees the accounting and financial reporting processes of the Corporation and audits of financial statements of the Corporation.

Principal Accountant Fees and Services

Year Ended	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees(4)
December 31, 2017	$395,000	$110,000	$37,381	Nil
December 31, 2016	C$679,916	C$123,050	C$48,202	Nil

Notes:
(1) “Audit Fees” are the aggregate fees billed by KPMG in auditing the Corporation’s annual financial statements
(2) “Audit Related Fees” are fees billed by KPMG for the assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s statements or as related to a prospectus.
(3) “Tax Fees” are fees for professional services rendered by KPMG for tax compliance, tax advice and tax planning.
(4) “All Other Fees” consist of fees for product and services other than the services reported above.

Policy on Pre-approval by our Audit Committee of Services Performed by Independent Auditors

Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility to review and approve the fees charged by the external auditors for audit services, and to review and approve all services other than audit services to be provided by the external auditors, and associated fees. All of the engagements and fees for the fiscal year ended December 31, 2017 were pre-approved by the Audit Committee.

Audit Committee Report

In the course of providing its oversight responsibilities regarding the Corporation’s financial statements for the year ended December 31, 2017, the Audit Committee reviewed and discussed the audited financial statements, which appear in our Annual Report on Form 10-K, with management and our independent auditors. The Audit Committee reviewed accounting principles, practices and judgments as well as the adequacy and clarity of the notes to the financial statements.

Since the commencement of our most recently completed fiscal year, our Board has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61, as superseded by Statement of Auditing Standard 114 – the Auditor’s Communication with Those Charged with Governance.

The Audit Committee meets regularly with the independent auditors to discuss their audit plans, scope and timing on a regular basis, without management present in executive sessions. The Audit Committee met five times during the fiscal year ended December 31, 2017. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable standards of the Public Corporation Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable standards for auditors of public companies.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to Shareholders on Form 10-K for the year ended December 31, 2017. The Audit Committee and the Board have also recommended the appointment of KPMG as independent auditors for the Corporation for the fiscal year ending December 31, 2018.

Submitted by the Audit Committee Members:

J. Birks Bovaird
Paul A. Carroll
Bruce D. Hansen, Chair

CORPORATE GOVERNANCE DISCLOSURE

The Board is currently comprised of eight directors.

The Board is responsible for determining whether or not each director is independent. This assessment is made in accordance with standards set forth in the Corporation Guide and the Corporation’s corporate governance policies. Under NI 52-110, a director is considered to be unrelated and independent by the Board if the Board determines that the director has no direct or indirect material relationship with the Corporation. A material relationship is a relationship that could, in the view of the Board, be reasonably expected to interfere with the exercise of the director’s judgment independent of management. With the assistance of the Governance and Nominating Committee, the Board reviews each director’s independence annually and upon the appointment or election of a new director. The Board last considered this matter at its meeting on March 29, 2018.

Seven of the eight directors are considered by the Board to be independent within the meaning of NI 52-110 and Section 803A of the Corporation Guide. Mark S. Chalmers is not an independent director as he is the President and CEO of the Corporation. However, each of the remaining directors, namely, J. Birks Bovaird, Paul A. Carroll, Benjamin Eshleman III, Barbara A. Filas, Bruce D. Hansen, Dennis L. Higgs, and Robert W. Kirkwood are independent directors of the Corporation.

A number of directors of the Corporation are also directors of other reporting issuers. See “Particulars of Matters to be Acted Upon at the Meeting – Election of Directors.”

The Chair of the Board, J. Birks Bovaird, is not a member of management and is an unrelated and independent director. One of his principal responsibilities is to oversee the Board processes so that it operates efficiently and effectively in carrying out its duties and to act as a liaison between the Board and management.

The independent directors of the Board are encouraged by the Board to hold private sessions as such independent directors deem necessary in the circumstances. In the year ended December 31, 2017, the independent directors held separate in camera sessions following eight Board meetings, and had informal discussions from time to time.

The Board held a total of 9 meetings during the year ended December 31, 2017. The following table shows the number of Board meetings each director attended during that period.

Name(1)	Number of Board Meetings Held While a director	Number of Board Meetings Attended
J. Birks Bovaird	9	9
Stephen P. Antony(2)	9	9
Ames Brown(3)	5	5
Paul A. Carroll	9	6
Glenn Catchpole(4)	4	4
Benjamin Eshleman III(5)	5	5
Bruce D. Hansen	9	9
Dennis Higgs	9	9
Ron F. Hochstein(4)	4	2
Robert W. Kirkwood(5)	5	5

Notes:

1.

Barbara A. Filas was appointed to the Board on March 12, 2018, and was not a director in 2017. Mark S. Chalmers, the current President and Chief Executive Officer of the Corporation, was appointed to the Board on February 1, 2018, and was not a director in 2017.

2.	Stephen P. Antony retired from his position as Chief Executive Officer effective January 31, 2018, at which time he retired from the Board.
3.	Ames Brown resigned from the Board effective June 12, 2017.
4.	Messrs. Catchpole and Hochstein did not stand for re-election in 2017, and accordingly ceased to be directors on May 17, 2017.
5.	Messrs. Eshleman and Kirkwood were appointed to the Board on May 17, 2017.

During 2017, each director attended more than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she was a director) and the total number of meetings held by all committees of the Board on which he or she served (during the periods the he or she served).

Board members are not required, but are expected to make every effort, to attend the Annual Meeting of shareholders. A majority of the then sitting directors attended last year’s Annual Meeting.

Board Mandate

The Board’s mandate is set out in the Corporation’s Corporate Governance Manual as approved by the Board. The Board is responsible, directly and through its committees, for the supervision of the management of the business and affairs of the Corporation. The Board seeks to ensure the viability and long-term financial strength of the Corporation and the creation of enduring shareholder value. In pursuing these objectives, the Board will have regard to the best interests of shareholders and the Corporation and to the needs of its other stakeholders, including the needs of the communities in which the Corporation conducts its business and the needs of its employees and suppliers.

To assist the Board in the implementation of its mandate, it delegates some of its responsibility to committees. The Board reviews and approves the structure, mandate and composition of its committees. It also receives and reviews periodic reports of the activities and findings of those committees.

The Board selects and appoints the Corporation’s President and CEO and, through him or her, other officers and senior management to whom the Board delegates certain of its power of management. The Board approves strategy, sets targets, performance standards and policies to guide them; monitors and advises management; sets their compensation and, if necessary, replaces them.

The Board reviews and approves, for release to shareholders, quarterly and annual reports on the performance of the Corporation, and certain other material public communications. The Board has implemented a Corporate Disclosure Policy, which it reviews annually, to ensure effective communication between the Corporation, its shareholders, prospective investors, the public and other stakeholders, including the dissemination of information on a regular and timely basis. The CEO has dedicated a portion of his time to communicate with shareholders and prospective investors. Through its officers, the Corporation responds to questions and provides information to individual shareholders, institutional investors, financial analysts and the media.

The Board ensures that mechanisms are in place to guide the organization in its activities. The Board reviews and approves a broad range of internal control and management systems, including expenditure approvals and financial controls. Management is required by the Board to comply with legal and regulatory requirements with respect to all of the Corporation’s activities.

Position Descriptions

The Board has adopted a written position description for the CEO of the Corporation. The primary role of the CEO is to develop and recommend to the Board a long-term strategy and vision for the Corporation that leads to the creation of shareholder value, to develop and recommend to the Board annual business plans and budgets that support the Corporation’s long term strategy, and to ensure that the day-to day business affairs of the Corporation are appropriately managed, including evaluation of the Corporation’s operating performance and initiating appropriate action where required. In order to fulfill this role, the CEO is expected to ensure that the Corporation has an effective management team and to have an active plan for its development and succession, and to foster a corporate culture that promotes ethical practices, encourages individual integrity and fulfills social responsibility, including ensuring that the Corporation is in compliance with its Corporate Disclosure Policy and Environment, Health and Safety Policy and internal controls and procedures. Finally, the CEO is expected to ensure that the Corporation builds and maintains strong, positive relationships with its investors, employees and the corporate and public community.

The position description for the Chair of the Board is set out in the Corporation’s Corporate Governance Manual. The primary role of the Chair is to provide leadership to the Board, to ensure that the Board can function independently of management and fully discharges its duties. This involves acting as a liaison between the Board and management, working with management to schedule Board meetings and with committee chairs to coordinate scheduling committee meetings, ensuring the appropriate agendas for meetings, ensuring the proper flow of information to the Board, and reviewing the adequacy and timing of documented material in support of management’s proposals. The Chair of the Board also works with the Governance and Nominating Committee to ensure proper committee structure, including assignments of members and committee Chairs, as well as chairs all meetings of the Board, and when requested by the CEO, meetings of shareholders.

The Board has developed written position descriptions for the Chair of each committee. The primary responsibilities of the Chair of each committee are to: develop the agenda for each meeting of the committee; preside over committee meetings; oversee the committee’s compliance with its Charter; work with management to develop the committee’s annual work plan; together with management, identify, review and evaluate matters of concern to the committee; and report regularly to the Board.

Orientation and Continuing Education

New directors are provided with a comprehensive information package on the Corporation and its management and are fully briefed by senior management on the corporate organization and key current issues. The information package includes contact information, the Corporation’s organizational chart, the Articles and By-Laws of the Corporation, the Corporation’s Corporate Governance Manual and certain key documents and plans such as the Corporation’s Equity Incentive Plan, Shareholder Rights Plan, Directors’ and Officers’ Insurance Policy and Indemnity Agreement. The Corporation’s Corporate Governance Manual describes the roles, responsibilities and mandates of the Board, its committees, its directors, the Chair of the Board, the Chairs of each committee and the CEO, and includes copies of all of the Corporation’s adopted codes and policies. In addition, new directors are introduced to the Corporation’s website, which includes the Corporation’s most recent annual filings, Proxy Statements and Management Information Circulars, press releases, material change reports and other continuous disclosure documents, all of which provide the information necessary for a new director to become familiar with the nature and operation of the Corporation’s business. Management is also available to answer any questions from or to provide any additional orientation for new directors that may be required. Visits to key operations may also be arranged for new directors.

Although the Corporation does not generally provide formal training programs for its directors, the Board encourages directors to participate in continuing education programs. One director has successfully completed a director certification program offered by a major Canadian university. In addition, Board members are often provided with notices and other correspondence from counsel and other advisors, which report on developments affecting corporate and securities law matters and governance generally. Any material developments affecting the ability of directors to meet their obligations as directors are brought to the attention of the Governance and Nominating Committee (the “GN Committee”) by management, and appropriate actions are taken by the GN Committee to ensure that directors maintain the skill and knowledge necessary to meet their obligations.

Ethical Business Conduct

The Board has adopted a written Code of Business Conduct and Ethics (the “Code”) for directors, officers, and employees of the Corporation, which is contained in the Corporation’s Corporate Governance Manual. The Corporate Governance Manual is provided to each new director, and a copy of the Code is provided to each new employee. The Code is also published on the Corporation’s website at www.energyfuels.com. In addition, at the time of each annual meeting of shareholders, the directors and officers of the Corporation are required to affirm their compliance with the Code in writing.

The Code sets out in detail the core values and the principles by which the Corporation is governed, and addresses topics such as: conflicts of interest, including transactions and agreements in respect of which a director or executive officer has a material interest; protection and proper use of corporate assets and opportunities; confidentiality of corporate information; fair dealing with the Corporation’s security holders, customers, suppliers, competitors and employees; compliance with laws, rules and regulations; and reporting of any illegal or unethical behaviour. Under the Code and applicable law, any director or officer who has a material interest in a transaction or agreement is required to disclose his or her interest and refrain from voting or participating in any decision relating to the transaction or agreement.

The Corporation’s management team is committed to fostering and maintaining a culture of high ethical standards and compliance that ensures a work environment that encourages employees to raise concerns to the attention of management and that promptly addresses any employee compliance concerns. Under the Code, all directors, officers, and employees must take all reasonable steps to prevent contraventions of the Code, to identify and raise issues before they lead to problems, and to seek additional guidance when necessary. If breaches of the Code occur, they must be reported promptly. The Corporation maintains appropriate records evidencing compliance with the Code. It is ultimately the Board’s responsibility for monitoring compliance with the Code. The Board will review the Code periodically and review management’s monitoring of compliance with the Code, and if necessary, consult with members of the Corporation’s senior management team and Audit Committee, as appropriate, to resolve any reported violations of the Code. Any waivers from the Code that are granted for the benefit of the Corporation’s directors or executive officers shall be granted by the Board. Violations of the Code by a director, officer or employee are grounds for disciplinary action, up to and including immediate termination and possible legal prosecution.

Where a material departure from the Code by a director or executive officer constitutes a material change, the Corporation will file a material change report disclosing the date of the departure, the parties involved in the departure, the reason why the Board has or has not sanctioned the departure, and any measures the Board has taken to address or remedy the departure. No material change reports have been filed and no waivers of the Code have been made since the beginning of the year ended December 31, 2017 that pertain to any conduct of a director or executive officer that constitutes a departure from the Code.

The Corporation also expects all agents, consultants and contractors to comply with the Code.

Nomination of Directors

The Board has a Governance and Nominating Committee, which is composed entirely of independent directors. The GN Committee has the general responsibility for developing and monitoring the Corporation’s approach to corporate governance issues and for identifying and recommending to the Board nominees for appointment or election as directors. The GN Committee has a charter which can be found on the Corporation’s website at www.energyfuels.com. The GN Committee’s responsibilities include the following: assessing the effectiveness of the Board as a whole, the Chair of the Board, the committees of the Board and the contribution of individual directors on a periodic basis; ensuring that, where necessary, appropriate structures and procedures are in place to ensure that the Board can function independently of management; periodically examining the size of the Board, with a view to determining the impact of the number of directors upon effectiveness; identifying individuals qualified to become new Board members and recommending to the Board all director nominees for election or appointment to the Board; assessing directors on an ongoing basis; and recommending to the Board the members to serve on the various committees. In addition, the GN Committee reviews the Corporation’s disclosure of its corporate governance practices in the Corporation’s Circular each year.

During the year ended December 31, 2017, the GN Committee met four times and was responsible for proposing new candidates for Board nomination. In making its recommendations to the Board, the GN Committee considers what competencies and skills the Board, as a whole, should possess, the competencies and skills each existing director possesses, and the competencies and skills each new nominee will bring to the boardroom. The GN Committee also considers whether or not each new nominee can devote sufficient time and resources to his or her duties as a Board member.

Term Limits

It is proposed that each of the persons elected as a Director at the Meeting will serve until the close of the next annual meeting of the Corporation or until his successor is elected or appointed. The Board has not adopted a term limit for directors. The Board believes that the imposition of director term limits on a board may discount the value of experience and continuity amongst board members and runs the risk of excluding experienced and potentially valuable board members. The Board relies on an annual director assessment procedure in evaluating Board members and believes that it can best strike the right balance between continuity and fresh perspectives without mandated term limits. The Board has demonstrated the effectiveness of its approach, as five of the eight current directors, or 62.50% of the Board, have been appointed after 2014. The Board reviews all of its policies annually, and intends to reconsider its position on term limits during 2018.

Board Diversity

On January 28, 2015, the Board adopted a written diversity policy that sets out the Corporation’s approach to diversity, including gender, on the Board and among the executive officers of the Corporation. The GN Committee and the Board aim to attract and maintain a Board and an executive team that have an appropriate mix of diversity, skill and expertise. All Board and executive officer appointments will be based on merit, and the skill and contribution that the candidate is expected to bring to the Board and the executive team, with due consideration given to the benefits of diversity.

Pursuant to the diversity policy, when considering the composition of, and individuals to nominate or hire to, the Board and the executive team, the GN Committee and the Board, as applicable, shall consider diversity from a number of aspects, including but not limited to gender, age, ethnicity and cultural diversity. In addition, when assessing and identifying potential new members to join the Board or the executive team, the GN Committee and the Board, as applicable, consider the current level of diversity on the Board and the executive team.

The GN Committee and the Board are responsible for developing measurable objectives to implement the diversity policy and to measure its effectiveness. The GN Committee annually considers whether to set targets based on diversity for the appointment of individuals to the Board or the executive team, recognizing that notwithstanding any targets set in any given year, the selection of diverse candidates will depend on the pool of available candidates with the necessary skills, knowledge and experience. At their January 2018 meetings, the GN Committee and the Board confirmed, as a priority, that the Corporation is committed to increasing Board gender diversity, and will set measurable targets relating to obtaining and maintaining adequate gender diversity on the Board. In furtherance of this commitment, the Board specifically resolved to take proactive steps to attempt to identify a suitable woman candidate for appointment to fill an existing vacancy, or for election to the Board, as soon as reasonably possible, and set a measurable target of having a woman on the Board or putting a suitable women nominee to the shareholders for election as a director of the Corporation no later than at the Corporation’s Annual Meeting of Shareholders to be held in 2019.

The Corporation is very pleased that Barbara A. Filas was appointed to the Board effective March 12, 2018, to fill the vacancy created by the resignation of Mr. Ames Brown from the Board, and the Corporation is nominating Ms. Filas for election as a director of the Corporation at the Meeting. Ms. Filas is currently the sole woman director or member of the executive team of the Corporation.

Majority Voting Policy

On January 25, 2013, the Board adopted a majority voting policy. Pursuant to the majority voting policy, forms of proxy for meetings of the shareholders of the Corporation at which directors are to be elected provide the option of voting in favour, or withholding from voting, for each individual nominee to the Board. If, with respect to any particular nominee, the number of shares withheld from voting exceeds the number of shares voted in favour of the nominee, then the nominee will be considered to have not received the support of the shareholders, and such nominee is expected to submit his or her resignation to the Board, to take effect on acceptance by the Board. The GN Committee and the Compensation Committee will review any such resignation and make a recommendation to the Board regarding whether or not such resignation should be accepted. The Board will determine whether to accept the resignation within 90 days following the shareholders’ meeting. If the resignation is accepted, subject to any corporate law restrictions, the Board may (i) leave the resultant vacancy in the Board unfilled until the next annual meeting of shareholders of the Corporation, (ii) fill the vacancy by appointing a director whom the Board considers to merit the confidence of the shareholders, or (iii) call a special meeting of the shareholders of the Corporation to consider the election of a nominee recommended by the Board to fill the vacant position. The majority voting policy applies only in the case of an uncontested shareholders’ meeting.

Compensation Committee

The Corporation has a Compensation Committee, which is comprised entirely of independent directors within the meaning of Section 805(c) of the Corporation Guide. The Compensation Committee has been delegated the task of reviewing and recommending to the Board the Corporation’s compensation policies, and reviewing such policies on a periodic basis to ensure they remain current, competitive and consistent with the Corporation’s overall goals. The Compensation Committee also has the authority and responsibility to review and approve corporate goals and objectives relevant to the CEO’s compensation, evaluating the CEO’s performance in light of those corporate goals and objectives, and making recommendations to the Board with respect to the CEO’s compensation level (including salary incentive compensation plans and equity-based plans) based on this evaluation, as well as making recommendations to the Board with respect to any employment, severance or change of control agreements for the CEO. The ultimate decision relating to the CEO’s compensation rests with the Board, taking into consideration the Compensation Committee’s recommendations, corporate and individual performance, and industry standards. The Compensation Committee has also been delegated the task of reviewing and approving for NEOs, other than the CEO, all compensation (including salary, incentive compensation plans and equity-based plans) and any employment, severance or change in control agreements, although the ultimate decision relating to any stock option or other equity grants rests with the Board. The experience of Board and committee members who are also involved as management of, or board members or advisors to, other companies also factors into decisions concerning compensation. The Compensation Committee has a charter which can be found on the Corporation’s website at www.energyfuels.com.

The Compensation Committee is also responsible for making recommendations to the Board with respect to the adequacy and form of compensation payable to and benefits of directors in their capacity as directors (including Board and committee retainers, meeting and committee fees, incentive compensation plans, and equity-based plans), so as to ensure that such compensation realistically reflects the responsibilities and risks involved in being an effective director. Additional responsibilities of the Compensation Committee include: (i) considering the implications of the risks associated with the Corporation’s compensation policies and practices and the steps that may be taken to mitigate any identified risks; (ii) reviewing executive compensation disclosure before the Corporation publicly discloses such information; and (iii) reviewing, and approving periodically management’s succession plans for executive management, including specific development plans and career planning for potential successors, and recommending them to the Board.

During the year ended December 31, 2017, the Compensation Committee met eight times and was responsible for administering the executive compensation program of the Corporation. For further information regarding how the Board determines the compensation for the Corporation’s directors and officers please see “Executive Compensation” in this Circular.

Environment, Health and Safety Committee

The mining industry, by its very nature, can have an impact on the natural environment. As a result, environmental planning and compliance must play a very important part in the operations of any Corporation engaged in these activities. The Corporation takes these issues very seriously and has established the Environment, Health and Safety Committee (“EHS Committee”) to assist the Board in fulfilling its oversight responsibilities for environmental, health and safety matters. The mandate of the EHS Committee is to oversee the development and implementation of policies and best practices relating to environmental, health and safety issues in order to ensure compliance with applicable laws, regulations and policies in the jurisdictions in which the Corporation and its subsidiaries carry on business. Due to the complexity of uranium exploration, mining, recovery and milling, the Board determined that it was appropriate that a member of management sit on the EHS Committee to ensure that technical expertise is properly brought before the EHS Committee. The fact that all of the members of the EHS Committee are not independent is balanced by the fact that a majority of the members of the EHS Committee and the Chair of the EHS Committee are independent, and that the key recommendations of the EHS Committee are considered by the full Board. During 2017, the EHS Committee met three times.

Assessments

The GN Committee distributes, receives and reviews the results of written Board effectiveness assessments each year. The assessments question members of the Board as to their level of satisfaction with the functioning of the Board, its interaction with management, and the performance of the standing committees of the Board. The assessments also include peer reviews of all other directors and a self-assessment as to each director’s effectiveness and contribution as a Board member. After the assessments are reviewed, the GN Committee reports the results to the Board and makes any recommendations to the Board to improve the Corporation’s corporate governance practices. This process occurs prior to the consideration by the GN Committee of nominations for Board member elections at the Annual Meeting of Shareholders each year.

SCHEDULE “A”

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2017

ENERGY FUELS INC.
(Exact name of registrant as specified in its charter)

Ontario	001-36204	98-1067994
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

225 Union Blvd., Suite 600
Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

(303) 974-2140
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01.	Change in Registrant’s Certifying Accountant

On March 23, 2017, the Board of Directors (the “Board”) of Energy Fuels Inc. (the “Registrant”) approved the change of its auditors from KPMG LLP, Toronto, Ontario (“KPMG Toronto”) to KPMG LLP, Denver, Colorado (“KPMG Denver”) effective March 31, 2017. The change was made because the Registrant has switched to reporting its financial statements pursuant to United States generally accepted accounting principles and its principal place of business is located in a suburb of Denver. Therefore, conducting the Registrant’s audit out of the Toronto office of KPMG LLP was no longer cost effective to the Registrant. At the request of the Registrant and upon mutual agreement, KPMG Toronto has resigned as the principal independent registered public accountant of the Registrant effective March 31, 2017. The request for resignation of KPMG Toronto was recommended and approved by the Registrant’s audit committee.

KPMG Toronto’s principal accountant reports on the Registrant’s consolidated financial statements for each of the past two fiscal years ended December 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In the two most recent fiscal years and any interim period preceding the resignation of KPMG Toronto, the Registrant is not aware of any disagreements with KPMG Toronto on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG Toronto, would have caused it to make references to the subject matter of the disagreement(s) in connection with its reports on the Registrant’s consolidated financial statements for such years.

The Registrant is not aware of any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) that have occurred during the two most recent fiscal years and the interim period preceding the resignation of KPMG Toronto.

KPMG Toronto has been provided the disclosure in this Current Report on Form 8-K, and has provided herewith a letter commenting on the disclosure, pursuant to Item 304(a)(3) of Regulation S-K, which is attached as Exhibit 16.1.

The Registrant, upon the recommendation of its audit committee, and effective March 31, 2017 has engaged KPMG Denver as its principal independent registered public accountant.

During the Registrant’s two most recent fiscal years and through the date of this Form 8-K, neither the Registrant nor anyone on its behalf has consulted with KPMG Denver regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, nor did KPMG Denver provide either a written report or oral advice that KPMG Denver concluded was an important factor considered by the Registrant in reaching a decision as to accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter to Securities and Exchange Commission from KPMG LLP, Toronto, Ontario dated March 28, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC.
(Registrant)

Dated: March 28, 2017	By: /s/ David C. Frydenlund
David C. Frydenlund
Senior Vice President, General Counsel and Corporate
Secretary

SCHEDULE “B”

AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT

March 29, 2018

between

ENERGY FUELS INC.

and

AST TRUST COMPANY

as Rights Agent

Borden Ladner Gervais LLP
Bay Adelaide Centre, East Tower
22 Adelaide Street West
Toronto, Ontario, Canada M5H 4E3

AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT

Table of Contents

ARTICLE 1 INTERPRETATION		5
1.1	Certain Definitions	5
1.2	Holder	17
1.3	Acting Jointly or in Concert	17
1.4	Application of Statutes, Regulations and Rules	18
1.5	Currency	18
1.6	Headings and References	18
1.7	Singular, Plural, etc.	18
1.8	Generally Accepted Accounting Principles	18
ARTICLE 2 THE RIGHTS		18
2.1	Issuance and Legend on Common Share Certificates	18
2.2	Initial Exercise Price; Exercise of Rights; Detachment of Rights	19
2.3	Adjustments to Exercise Price, Number of Rights	22
2.4	Date on Which Exercise is Effective	27
2.5	Execution, Authentication, Delivery and Dating of Rights Certificates	28
2.6	Registration, Registration of Transfer and Exchange	28
2.7	Mutilated, Destroyed, Lost and Stolen Rights Certificates	29
2.8	Persons Deemed Owners	29
2.9	Delivery and Cancellation of Certificates	30
2.10	Agreement of Rights Holders	30
ARTICLE 3 ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS		31
3.1	Flip-in Event	31
ARTICLE 4 THE RIGHTS AGENT		32
4.1	General	32
4.2	Merger or Amalgamation or Change of Name of Rights Agent	33
4.3	Duties of Rights Agent	33
4.4	Change of Rights Agent	35
ARTICLE 5 MISCELLANEOUS		35
5.1	Redemption and Waiver	35

5.2	Expiration	37
5.3	Issuance of New Rights Certificates	37
5.4	Supplements and Amendments	38
5.5	Fractional Rights and Fractional Common Shares	39
5.6	Rights of Action	40
5.7	Holder of Rights Not Deemed a Shareholder	40
5.8	Notice of Proposed Actions	40
5.9	Notices	40
5.10	Costs of Enforcement	42
5.11	Successors	42
5.12	Benefits of this Agreement	42
5.13	Governing Law	42
5.14	Counterparts	42
5.15	Severability	42
5.16	Determinations and Actions by the Board of Directors	42
5.17	Effective Date	43
5.18	Approval of Holders of Rights	43
5.19	Declaration as to Non-Canadian and Non-United States Holders	43
5.20	Regulatory Approvals	44
5.21	Time of the Essence	44

Exhibit “A”	Form of Rights Certificate

AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT

THIS AGREEMENT dated as of February 3, 2009, as amended and restated as of March 29, 2018.

B E T W E E N:

ENERGY FUELS INC.
a corporation existing under the laws of the Province of Ontario
(the “Corporation”)

- and -

AST TRUST COMPANY
a trust company existing under the laws of Canada
(the “Rights Agent”)

WHEREAS the Corporation and the Rights Agent (as successor to CIBC Mellon Trust Company) are parties to a shareholder rights plan agreement dated as of February 3, 2009 (the “Original SRP Agreement”) pursuant to which the Corporation adopted a shareholder rights plan (the “Rights Plan”);

AND WHEREAS in implementation of the Rights Plan, the Board of Directors of the Corporation: (a) authorized and declared a distribution of one (1) right (“Right”) in respect of each Common Share (as hereinafter defined) outstanding as of 5:00 p.m. (Toronto time) on February 3, 2009 (the “Record Time”) to each holder of record of Common Shares at the Record Time; and (b) authorized the issuance of one (1) Right (subject to adjustment as hereinafter provided) in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time (each as hereinafter defined);

AND WHEREAS each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth herein;

AND WHEREAS, the Rights Agent has agreed with the Corporation to act on behalf of the Corporation in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;

AND WHEREAS the Board of Directors of the Corporation has approved certain amendments to the Original SRP Agreement to reflect certain changes to securities laws in Canada, which amendments are incorporated into this Agreement;

NOW, THEREFORE, in consideration of the premises and respective agreements set forth herein, the parties hereby agree as follows:

ARTICLE 1
INTERPRETATION

1.1	Certain Definitions

In this Agreement, unless the context otherwise requires:

“Acquiring Person” means any Person who is the Beneficial Owner of 20% or more of the outstanding Common Shares; provided, however, that the term “Acquiring Person” shall not include:

(i)	the Corporation or any Subsidiary of the Corporation;

(ii)	an underwriter or member of a banking or selling group that acquires Common Shares from the Corporation in connection with a distribution by the Corporation to the public of securities;

(iii)	any Person who becomes the Beneficial Owner of 20% or more of the outstanding Common Shares solely as a result of one or any combination of:

(A)	a Common Share Reduction;

(B)	a Permitted Bid Acquisition;

(C)	an Exempt Acquisition;

(D)	a Pro-Rata Acquisition; or

(E)	a Convertible Security Acquisition,

in each such case, until such time thereafter as such Person shall become the Beneficial Owner (otherwise than pursuant to any one or more of a Common Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro-Rata Acquisition, or a Convertible Security Acquisition) of additional Common Shares constituting more than 1% of the Common Shares then outstanding, in which event such Person shall become an Acquiring Person as of the date and time of acquisition of such additional Common Shares;

(iv)

for a period of 10 days after the Disqualification Date (as hereinafter defined), any Person who becomes the Beneficial Owner of 20% or more of the outstanding Common Shares as a result of such Person becoming disqualified from relying on clause (iii) C of the definition of Beneficial Owner. In this definition, “Disqualification Date” means the first date of public announcement of facts indicating that such Person has or is making or has announced an intention to make a Take-over Bid alone or by acting jointly or in concert with any other Person; or

(v)

any Person (a “Grandfathered Person”) who is the Beneficial Owner of 20% or more of the Common Shares determined as at the Record Time, provided, however, that this exception shall not, and shall cease to, apply if, after the Record Time the Grandfathered Person: (A) ceases to own 20% or more of the outstanding Common Shares; or (B) becomes the Beneficial Owner of more than 1% of the number of outstanding Common Shares then outstanding in addition to those Common Shares such Person already holds other than pursuant to a Common Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro Rata Acquisition, or a Convertible Security Acquisition or any combination thereof.

“Affiliate”, when used to indicate a relationship with a specified Person, means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person and a body corporate shall be deemed to be an Affiliate of another body corporate if one of them is the Subsidiary of the other or if both are Subsidiaries of the same body corporate or if each of them is controlled by the same Person.

“Agreement” means this Amended and Restated Rights Plan Agreement, as amended from time to time.

“Associate”, when used to indicate a relationship with a specified Person, means (i) a spouse of such specified Person, (ii) any Person of either sex with whom such specified Person is living in a conjugal relationship outside marriage, or (iii) any relative of such specified Person or of a Person mentioned in clauses (i) or (ii) of this definition if that relative has the same residence as the specified Person.

A Person shall be deemed the “Beneficial Owner” and to have “Beneficial Ownership” of and to “Beneficially Own”:

(i)	any securities of which such Person or any of such Person’s Affiliates or Associates is the owner at law or in equity;

(ii)

any securities which are subject to a lock-up or similar agreement to tender or deposit them into any Take-over Bid made by such Person or made by any Affiliate or Associate of such Person or made by any other person acting jointly or in concert with such Person;

(iii)

any securities of which such Person or any of such Person’s Affiliates or Associates has the right to become the owner at law or in equity within 60 days (where such right is exercisable immediately or within a period of 60 days, whether or not upon the condition or occurrence of any contingency or the making of one or more payments) upon the exercise of any conversion right, exchange right, share purchase right (other than the Rights) or pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing, other than:

(A)	customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities; and

(B)	pledges of securities in the ordinary course of the pledgee’s business; and

(iv)

any securities that are Beneficially Owned within the meaning of clauses (i), (ii) or (iii) of this definition by any other Person with which such Person is acting jointly or in concert, provided that a Person shall not be deemed the “Beneficial Owner” of, or to have “Beneficial Ownership” of, or to “Beneficially Own”, any security solely because:

(A)

the holder of such security has agreed to deposit or tender such security to a Take-over Bid made by such Person or any of such Person’s Affiliates or Associates or any other Person referred to in clause (iii) of this definition pursuant to a Permitted Lock-up Agreement;

(B)

such security has been deposited or tendered pursuant to a Take-over Bid made by such Person or any of such Person’s Affiliates or Associates or made by any other Person acting jointly or in concert with such Person until such deposited or tendered security has been taken up or paid for, whichever shall first occur;

(C)	such Person, any Affiliate or Associate of such Person or any other Person acting jointly or in concert with such Person holds such security where:

(i)

the ordinary business of such Person (the “Portfolio Manager”) includes the management or administration of investment funds or mutual funds for other Persons and such security is held by the Portfolio Manager in the ordinary course of such business in the performance of the Portfolio Manager’s duties for the account of any other Person (a “Client”) including non- discretionary accounts held on behalf of a Client by a broker or dealer or broker-dealer registered under applicable law;

(ii)

such Person (the “Trust Company”) is licensed to carry on the business of a trust company under applicable law and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons (each, an “Estate Account”) or in relation to other accounts (each, an “Other Account”) and holds such security in the ordinary course of and for the purposes of the activities of such Estate Accounts or for such Other Accounts;

(iii)

such Person (the “Crown Agent”) is established by statute for purposes that include, and the ordinary business or activity of such Person includes, the management of investment funds for employee benefit plans, pension plans, insurance plans, or various public bodies and the Crown Agent holds such security in the ordinary course of and for the purposes of its activities as such;

(iv)

such Person (in this definition, a “Statutory Body”) is established by statute for purposes that include the management of investment funds for employee benefit plans, pension plans and insurance plans (other than insurance plans administered by insurance companies) of various public bodies, if such security is held by the Statutory Body for the purposes of its activities as Statutory Body; or

(v)

such Person (the “Plan Administrator”) is the administrator or the trustee of one or more pension funds or plans registered under the laws of Canada or the United States of America or any province or state thereof (each, a “Plan”) or is a Plan and such security is Beneficially Owned or held by the Person in the ordinary course of and for the purposes of its activities as such;

provided, however, that in any of the foregoing cases, the Portfolio Manager, the Trust Company, the Crown Agent, the Statutory Body, the Plan Administrator or the Plan, as the case may be, is not then making or has not then announced an intention to make a Take-over Bid, alone or by acting jointly or in concert with any other Person, other than an Offer to Acquire Common Shares or other securities pursuant to a distribution by the Corporation, a Permitted Bid or by means of ordinary market transactions (including pre-arranged trades entered into in the ordinary course of business of such Person) executed through the facilities of a stock exchange or organized over-the-counter market in respect of securities of the Corporation;

(D)

such Person is a Client of the same Portfolio Manager as another Person on whose account the Portfolio Manager holds such security, or because such Person is an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds such security or because such Person is a Plan with the same Plan Administrator as another Plan on whose account the Plan Administrator holds such security;

(E)

such Person is a Client of a Portfolio Manager and such security is owned at law or in equity by the Portfolio Manager or because such Person is an Estate Account or an Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company or such Person is a Plan and such security is owned at law or in equity by the Plan Administrator of such Plan; or

(F)	such Person is the registered holder of securities as a result of carrying on the business, or acting as a nominee, of a securities depositary.

For purposes of this Agreement, the percentage of Common Shares Beneficially Owned by any Person at any time shall be and be deemed to be the product determined by the formula:

where:	A =	the number of votes for the election of all directors generally attached to the Common Shares Beneficially Owned by such Person at such time; and

B =	the number of votes for the election of all directors generally attaching to all Common Shares actually outstanding.

Notwithstanding the foregoing, where any Person is deemed to Beneficially Own unissued Common Shares, such Common Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Common Shares Beneficially Owned by such Person, but unissued Common Shares which another Person may be deemed to Beneficially Own shall not be included in the denominator of the above formula.

“Board of Directors” means the board of directors for the time being of the Corporation or any duly constituted or empowered committee thereof.

“Business Day” means any day other than a Saturday, Sunday or, unless otherwise specified, a day on which Canadian chartered banks in Toronto, Ontario, (or after the Separation Time, the principal office of the Rights Agent in Toronto, Ontario) are generally authorized or obligated by law to close.

“Canadian-U.S. Exchange Rate” means, on any date, the inverse of the U.S.-Canadian Exchange Rate.

“Canadian Dollar Equivalent” of any amount which is expressed in United States dollars means, on any date, the Canadian dollar equivalent of such amount determined by reference to the Canadian-U.S. Exchange Rate on such date.

“Close of Business” on any given date means 5:00 p.m. (Toronto time, unless otherwise specified), on such date provided, however, that if such date is not a Business Day, “Close of Business” on such date shall mean 5:00 p.m., (Toronto time, unless otherwise specified), on the next succeeding Business Day.

“Common Share Reduction” means an acquisition, redemption or cancellation by the Corporation of Common Shares which by reducing the number of Common Shares outstanding, increases the percentage of Common Shares Beneficially Owned by any Person to 20% or more of the Common Shares then outstanding.

“Common Shares” means the common shares which the Corporation is authorized to issue, as such shares may be subdivided, consolidated, reclassified or otherwise changed from time to time, and “common shares” when used with reference to any Person other than the Corporation means the class or classes of shares (or similar equity interests) with the greatest per share voting power entitled to vote generally in the election of all directors of such other Person or the equity securities or other equity interest having power (whether or not exercised) to control or direct the management of such other Person or, if such other Person is a Subsidiary of another Person, of the Person or Persons (other than an individual) which ultimately control such first mentioned other Person.

“Competing Permitted Bid” means a Take-over Bid that:

(i)	is made after a Permitted Bid or Competing Permitted Bid has been made and prior to the expiry of that Permitted Bid or Competing Permitted Bid (in this definition, the “Prior Bid”);

(ii)	satisfies all components of the definition of a Permitted Bid other than the requirements set out in clauses (ii)(A), (B), and (D) of that definition; and

(iii)	contains, and the taking up and payment for securities tendered or deposited thereunder are subject to, irrevocable and unqualified conditions that:

(A)

no Common Shares shall be taken up or paid for pursuant to the Take- over Bid (x) prior to the Close of Business on a date that is not earlier than the last day of the minimum initial deposit period that such Take- over Bid must remain open for deposits of securities thereunder pursuant to NI 62-104 after the date of the Take-over Bid constituting the Competing Permitted Bid, and (y) then only if, at the time that such Common Shares are first taken up or paid for, more than 50% of the then outstanding Common Shares held by Independent Shareholders have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

(B)

Common Shares may be deposited pursuant to such Take-over Bid, unless the Take-over Bid is withdrawn, at any time prior to the Close of Business on the date that the Prior Bid described in clause (A) above expires; and

(C)

in the event that the requirement set forth in subclause (iii)(A)(y) of this definition is satisfied, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Common Shares for not less than 10 days from the date of such public announcement.

provided always that a Competing Permitted Bid will cease to be a Competing Permitted Bid at any time when such bid ceases to meet any of the provisions of this definition and provided that, at such time, any acquisition of Common Shares made pursuant to such Competing Permitted Bid, including any acquisition of Common Shares theretofore made, will cease to be a Permitted Bid Acquisition.

“controlled”: a Person shall be deemed to be “controlled” by another Person or two or more Persons if:

(i)

securities entitled to vote in the election of directors (including, for Persons other than corporations, the administrators, managers, trustees or other persons performing similar functions in respect of any such Person) carrying more than 50% of the votes for the election of directors are held, directly or indirectly, by or for the benefit of the other Person or Persons; and

(ii)	the votes carried by such securities are entitled, if exercised, to elect, appoint or designate a majority of the board of directors of such corporation or other Person;

and “controls”, “controlling” and “under common control with” shall be interpreted accordingly.

“Convertible Securities” means at any time any securities issued by the Corporation from time to time (other than the Rights) carrying any exercise, conversion, or exchange right pursuant to which the holder thereof may acquire Common Shares or other securities which are convertible into or exercisable or exchangeable for Common Shares (whether such right is exercisable immediately or exercisable after a specified period and whether or not on condition or the happening of any contingency).

“Convertible Security Acquisition” means the acquisition of Common Shares upon the exercise of Convertible Securities received by a Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro-Rata Acquisition.

“Effective Date” is the date as defined in Section 5.17.

“Exempt Acquisition” means a Share acquisition: (i) in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of subsections 5.1(c), (d) or (e) hereof; (ii) pursuant to a regular dividend reinvestment or other plan of the Corporation made available by it to all holders of a class or series or Shares where such plan permits the holder to direct that dividends paid in respect of such Shares be applied to the purchase from the Corporation of further securities of the Corporation; (iii) pursuant to a distribution of Common Shares, or securities convertible into or exchangeable for Common Shares made by the Corporation pursuant to a prospectus or a securities exchange take-over bid or by way of a private placement, provided that the Person does not acquire a greater percentage of the securities offered in the distribution than the percentage of Common Shares Beneficially Owned by that Person immediately prior to the distribution, or (iv) pursuant to an amalgamation, merger or other statutory procedure requiring shareholder approval.

“Exercise Price” means, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one (1) whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall equal $10.00.

“Expansion Factor” has the meaning ascribed to such term in subsection 2.3(a) hereof.

“Expiration Time” means the earliest of: (i) the Termination Time; (ii) the Close of Business on the date of the Corporation’s annual meeting of shareholders in 2021; and (iii) the time this Agreement becomes void pursuant to the provisions of Section 5.17.

“Fiduciary” means, when acting in that capacity, a trust company registered under the trust company legislation of Canada or any province thereof, a trust company organized under the laws of any state of the United States, a portfolio manager registered under the securities legislation of one or more provinces of Canada or an investment adviser registered under the United States Investment Advisers Act of 1940, as amended, or any other securities legislation of the United States or any state of the United States.

“Flip-in Event” means a transaction or event that results in a Person becoming an Acquiring Person.

“Independent Shareholders” means all holders of Common Shares other than (i) any Acquiring Person, (ii) any Offeror, (iii) any Affiliate or Associate of any Acquiring Person or Offeror, (iv) any Person acting jointly or in concert with any Person referred to in clauses (i), (ii) or (iii) above, and (v) any employee benefit plan, deferred profit sharing plan, stock participation plan or trust for the benefit of employees of the Corporation or a wholly-owned Subsidiary of the Corporation, unless the beneficiaries of such plan or trust direct the manner in which such Common Shares are to be voted or direct whether the Common Shares are to be tendered to a Take-over Bid, in which case the plan or trust shall be considered to be an Independent Shareholder.

“Market Price” per security of any securities on any date means the average of the daily closing prices per security of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 hereof shall have caused the closing prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing price on such date (or, if such date is not a Trading Day, on the immediately preceding Trading Day), each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make it fully comparable with the closing price on such date (or, if such date is not a Trading Day, on the immediately preceding Trading Day). The closing price per security of any securities on any date shall be:

(i)

the closing board lot sale price on such date or, if such price is not available, the average of the closing bid and asked prices per security, as reported by the principal stock exchange or securities quotation system in Canada on which such securities are listed or admitted to trading (based on the volume of securities traded during the most recently completed financial year), or if for any reason neither of such prices is available on such day or the securities are not listed or admitted to trading on a stock exchange or securities quotation system in Canada, the closing board lot sale price or, if such price is not available, the average of the closing bid and asked prices, for such securities as reported by such other securities exchange on which such securities are listed or admitted for trading;

(ii)

if, for any reason, none of such prices is available on such date or the securities are not listed or admitted to trading on a stock exchange or other securities exchange or securities quotation system in Canada, the last sale price, or in case no sale takes place on such date, the average of the high bid and low asked prices for such securities in the over-the- counter market, as quoted by any reporting system then in use (as selected by the Board of Directors); or

(iii)

if the securities are not listed or admitted to trading as contemplated in clauses (i) or (ii) above, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected by the Board of Directors;

provided, however, that if on any such date the closing price per security cannot be determined in accordance with the foregoing, the closing price per security of such securities on such date shall mean the fair value per security of such securities on such date as determined by the Board of Directors, after consultation with an internationally recognized investment banking firm as to the fair value per security of such securities. The Market Price shall be expressed in Canadian dollars and if initially determined in respect of any day forming part of the 20 consecutive Trading Day period in question in United States dollars, such amount shall be translated into Canadian dollars at the Canadian Dollar Equivalent thereof.

“NI 62-104” means National Instrument 62-104 - Take-Over Bids and Issuer Bids adopted by the Canadian securities regulatory authorities.

“Offer to Acquire” includes:

(i)	an offer to purchase, or a solicitation of an offer to sell, Common Shares or Convertible Securities; and

(ii)	an acceptance of an offer to sell Common Shares or Convertible Securities, whether or not such offer to sell has been solicited;

or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell.

“Offeror” means a Person who is making or has announced a current intention to make a Take-over Bid (including a Permitted Bid or Competing Permitted Bid but excluding an ordinary market transaction (including a prearranged trade in the ordinary course of business) contemplated in clause (iii)(C) of the definition of Beneficial Owner) but only so long as the Take-over Bid so announced or made has not been withdrawn or terminated or has not expired.

“Permitted Bid” means a Take-over Bid which is made by means of a Take-over Bid circular and which also complies with the following additional provisions:

(i)	the Take-over Bid is made to all holders of record of Common Shares, other than the Offeror;

(ii)	the Take-over Bid shall contain, and the take-up and payment for securities tendered or deposited thereunder shall be subject to, irrevocable and unqualified conditions that:

(A)

no Common Shares shall be taken up or paid for pursuant to the Take- over Bid (x) prior to the Close of Business (Toronto time) on a date which is not earlier than 105 days following the date of the Take-over Bid or such shorter minimum period as determined in accordance with section 2.28.2 or section 2.28.3 of NI 62-104 for which a Take-over Bid (that is not exempt from any of the requirements of Division 5 (Bid Mechanics) of NI 62-104) must remain open for deposit of securities thereunder; and (y) then only if, at the Close of Business on the date Common Shares are first taken up or paid for under the Take-over Bid, more than 50% of the then outstanding Common Shares held by Independent Shareholders have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

(B)

Common Shares may be deposited pursuant to such Take-over Bid, unless such Take-over Bid is withdrawn, at any time prior to the Close of Business on the date Common Shares are first taken up or paid for under the Take-over Bid;

(C)	any Common Shares deposited or tendered pursuant to the Take-over Bid may be withdrawn until taken up and paid for; and

(D)

in the event that the requirement set forth in subclause (A)(y) of this definition is satisfied, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tender of Common Shares for not less than 10 days from the date of such public announcement;

provided always that a Permitted Bid will cease to be a Permitted Bid at any time when such bid ceases to meet any of the provisions of this definition and any acquisitions of Common Shares made pursuant to such Permitted Bid, including any acquisition of Common Shares theretofore made, will cease to be a Permitted Bid Acquisition.

“Permitted Bid Acquisition” means a Share acquisition made pursuant to a Permitted Bid or Competing Permitted Bid.

“Permitted Lock-Up Agreement” means an agreement between a Person and one or more holders of Common Shares (each, a “Locked-up Person”) (the terms of which are publicly disclosed and a copy of which is made available to the public, including the Corporation, not later than the date of the Lock-up Bid (as defined below) or, if the Lockup Bid has been made prior to the date on which such agreement is entered into, not later than the date of such agreement and if such date is not a Business Day, the next Business Day) pursuant to which each such Locked-up Person agrees to deposit or tender Common Shares to a Take-over Bid (the “Lock-up Bid”) made or to be made by the Person, any of such Person's Affiliates or Associates or any other Person acting jointly or in concert with such Person, provided that:

(i)

the agreement permits any Locked-up Person to terminate its obligation to deposit or tender to or not to withdraw Common Shares from the Lock-up Bid in order to tender or deposit the Common Shares to another Take-over Bid or support another transaction:

(A)	where the price or value per Common Share offered under such other Take-over Bid or transaction is higher than the price or value per Common Share offered under the Lock-up Bid; or

(B)	if:

(1)

the price or value per Common Share offered under the other Take-over Bid or transaction exceeds by as much as or more than a specified amount (the “Specified Amount”) the price or value per Common Share offered under the Lock-up Bid, provided that such Specified Amount is not greater than 7% of the price or value per Common Share offered under the Lock-up Bid; or

(2)

the number of Common Shares to be purchased under the other Take-over Bid or transaction exceeds by as much as or more than a specified number (the “Specified Number”) the number of Common Shares that the Offeror has offered to purchase under the Lock-up Bid at a price or value per Common Share that is not less than the price or value per Common Share offered under the Lock-up Bid, provided that the Specified Number is not greater than 7% of the number of Common Shares offered to be purchased under the Lockup Bid, and, for greater clarity, the agreement may contain a right of first refusal or require a period of delay to give such Person an opportunity to match a higher price in another Take-over Bid or transaction or other similar limitation on a Locked-up Person's right to withdraw Common Shares from the agreement, so long as the limitation does not preclude the exercise by the Locked-up Person of the right to withdraw Common Shares during the period of the other Take-over Bid or transaction; and

(ii)	no “break-up” fees, “top-up” fees, penalties, expenses or other amounts that exceed in the aggregate the greater of:

(A)	the cash equivalent of 2.5% of the price or value of the consideration payable under the Lock-up Bid to a Locked-up Person; and

(B)

50% of the amount by which the price or value of the consideration payable under another Take-over Bid or transaction to a Locked-up Person exceeds the price or value of the consideration that such Locked- up Person would have received under the Lock-up Bid, shall be payable by a Locked-up Person pursuant to the agreement in the event a Locked-up Bid is not successfully concluded or if any Locked-up Person fails to deposit or tender Common Shares to the Lock-up Bid or withdraws Common Shares in order to accept the other Take-over Bid or support another transaction.

“Person” includes any individual, firm, partnership, association, trust, body corporate, joint venture, syndicate or other form of unincorporated organization, government and its agencies and instrumentalities or other entity or group (whether or not having legal personality) and any successor (by merger, statutory amalgamation or arrangement, or otherwise) thereof.

“Pro-Rata Acquisition” means the acquisition of Common Shares (i) as a result of a stock dividend, stock split or other event pursuant to which a Person receives or acquires Common Shares or securities convertible into or exchangeable for Common Shares on the same pro-rata basis as all other holders of Common Shares of the same class or series, or (ii) pursuant to a regular dividend reinvestment plan or other plan of the Corporation made available by the Corporation to the holders of Common Shares where such plan permits the holder to direct that the dividends paid in respect of such Common Shares be applied to the purchase from the Corporation of further securities of the Corporation, or (iii) pursuant to the receipt and/or exercise of rights (other than the Rights) issued by the Corporation on a pro-rata basis to all holders of a class or series of Common Shares to subscribe for or purchase Common Shares or securities convertible into or exchangeable for Common Shares provided that the Person does not acquire a greater percentage of the securities issuable on exercise of such rights than the percentage of Common Shares Beneficially Owned by that Person immediately prior to the commencement of the offering of the rights and that such rights are acquired directly from the Corporation and not from any other Person.

“Record Time” has the meaning ascribed to that term in the second recital hereto.

“Redemption Price” has the meaning ascribed to that term in subsection 5.1(b) hereof.

“Regular Periodic Cash Dividends” means cash dividends paid at regular intervals in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greatest of:

(i)	200% of the aggregate amount of cash dividends declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year;

(ii)	300% of the arithmetic mean of the aggregate amounts of cash dividends declared payable by the Corporation on its Common Shares in its three immediately preceding fiscal years; and

(iii)	100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year.

“Rights” means the herein described rights to purchase securities pursuant to the terms and subject to the conditions set forth herein;

“Rights Agent” means AST Trust Company, a trust company existing under the laws of Canada, and any successor Rights Agent appointed pursuant to the provisions hereof.

“Rights Certificate” has the meaning ascribed to that term in subsection 2.2(c) hereof.

“Rights Register” and “Rights Registrar” shall have the respective meanings ascribed thereto in subsection 2.6(a) hereof.

“Securities Act (Ontario)” means the Securities Act, R.S.O. 1990, c.S.5, as amended, and the regulations thereunder, unless otherwise specified, as the same exist on the date hereof.

“Separation Time” means the Close of Business (Toronto time) on the tenth Business Day after the earliest of:

(i)	the Stock Acquisition Date;

(ii)

the date of the commencement of, or first public announcement of the intent of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence, a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid, as the case may be); and

(iii)	the date upon which a Permitted Bid or Competing Permitted Bid ceases to be such;

or such later date as may be determined by the Board of Directors in good faith, provided that: (x) if the foregoing results in a Separation Time being prior to the Record Time, the Separation Time shall (subject to any determination of the Board of Directors as aforesaid) be the Record Time, (y) if any such Take-over Bid expires, is cancelled, is terminated or is otherwise withdrawn prior to the Separation Time without securities deposited thereunder being taken up and paid for, then such Take-over Bid shall be deemed, for purposes of this definition never to have been made, and (z) if the Board of Directors determines, pursuant to Section 5.1, to waive the application of Section 3.1 to a Flip-In Event, then the Separation Time in respect of such Flip-In Event shall be deemed never to have occurred.

“Shares” means shares in the capital of the Corporation.

“Stock Acquisition Date” means the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 102.1 or 102.2 of the Securities Act (Ontario) or National Instrument 62-103, each as amended from time to time and any provision substituted therefor) by the Corporation or an Acquiring Person of facts indicating that a Person has become an Acquiring Person.

“Subsidiary”: A body corporate is a Subsidiary of another body corporate if:

(i)

it is controlled by (A) that other, or (B) that other and one or more bodies corporate, each of which is controlled by that other, or (C) two or more bodies corporate, each of which is controlled by that other, or

(ii)	it is a Subsidiary of a body corporate that is that other’s Subsidiary.

“Take-over Bid” means an Offer to Acquire Common Shares or Convertible Securities (or both), where the securities subject to the Offer to Acquire, together with the Common Shares, if any, into which the securities subject to the Offer to Acquire are convertible and the Common Shares Beneficially Owned by the Offeror at the date of the Offer to Acquire constitute, in the aggregate, 20% or more of the then outstanding Common Shares.

“Termination Time” means the time at which the right to exercise Rights shall terminate pursuant to Section 5.1 hereof.

“Trading Day”, when used with respect to any securities, means a day on which the principal securities exchange or securities quotation system in Canada on which such securities are listed or admitted to trading is open for the transaction of business, or if the securities are not listed or admitted to trading on any securities exchange or securities quotation system in Canada, a Business Day.

“U.S.-Canadian Exchange Rate” means, on any date:

(i)	if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one (1) United States dollar into Canadian dollars, such rate; and

(ii)

in any other case, the rate for such date for the conversion of one (1) United States dollar into Canadian dollars calculated in the manner which shall be determined by the Board of Directors from time to time.

“U.S. Dollar Equivalent” of any amount which is expressed in Canadian dollars means, on any date, the United States dollar equivalent of such amount determined by reference to the U.S.-Canadian Exchange Rate on such date.

1.2	Holder

As used in this Agreement, unless the context otherwise requires, the term “holder” when used with reference to Rights, means the registered holder of such Rights or, prior to the Separation Time, the associated Common Shares.

1.3	Acting Jointly or in Concert

For purposes of this Agreement, it is a question of fact whether a Person is acting jointly or in concert with another Person but a Person shall be deemed to be acting jointly or in concert with every other Person who (i) is an Associate or Affiliate of such first mentioned Person; or (ii) who is a party to any agreement, commitment or understanding, whether formal or informal, with the first mentioned Person or any Associate or Affiliate thereof, to acquire Common Shares (other than customary agreements with and between underwriters and/or members of banking groups and/or selling group members with respect to a distribution of securities pursuant to a prospectus or by way of private placement and other than pursuant to pledges of securities in the ordinary course of business).

1.4	Application of Statutes, Regulations and Rules

Unless the context otherwise requires, any reference to a specific section, subsection, clause or rule of any act or regulation shall be deemed to refer to the same as it may be amended, re-enacted or replaced or, if repealed and there shall be no replacement therefor, to the same as it is in effect on the date of this Agreement.

1.5	Currency

All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

1.6	Headings and References

The headings of the Articles and Sections of this Agreement and the Table of Contents are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement. All references to Articles, Sections and Exhibits are to articles and sections of and exhibits to, and forming part of, this Agreement. The words “hereto”, “herein”, “hereof”, “hereunder”, “this Agreement”, “the Rights Agreement” and similar expressions refer to this Agreement including the Exhibits, as the same may be amended, modified or supplemented at any time or from time to time.

1.7	Singular, Plural, etc.

In this Agreement, where the context so admits, words importing the singular number include the plural and vice versa and words importing gender include the masculine, feminine and neuter genders.

1.8	Generally Accepted Accounting Principles

Wherever in this Agreement reference is made to generally accepted accounting principles, such reference shall be deemed to be the recommendations at the relevant time of the Canadian Institute of Chartered Accountants, or any successor institute, applicable on a consolidated basis (unless otherwise specifically provided herein to be applicable on an unconsolidated basis) as at the date on which a calculation is made or required to be made in accordance with generally accepted accounting principles. Where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Agreement or any document, such determination or calculation shall, to the extent applicable and except as otherwise specified herein or as otherwise agreed in writing by the parties, be made in accordance with generally accepted accounting principles applied on a consistent basis.

ARTICLE 2
THE RIGHTS

2.1	Issuance and Legend on Common Share Certificates

(a)

One (1) right in respect of each Common Share outstanding at the Record Time and each Common Share that may be issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time shall be issued in accordance with the terms hereof.

(b)

Certificates for Common Shares issued after the Record Time hereof but prior to the Separation Time (and whether upon the conversion of Convertible Securities or otherwise) shall evidence one (1) Right for each Common Share represented thereby and shall have impressed, printed, or written thereon or otherwise affixed thereto a legend in substantially the following form:

“Until the Separation Time (as such term is defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, made as of February 3, 2009, as amended and restated effective March 29, 2018 (the “Rights Agreement”), between Energy Fuels Inc. (the “Corporation”) and AST Trust Company, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file and may be inspected during normal business hours at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be amended or redeemed, may expire, may become void (if, in certain circumstances, they are “Beneficially Owned” by a “Person” who is or becomes an “Acquiring Person” or any Person acting jointly or in concert with an Acquiring Person or with an “Affiliate” or “Associate” of an “Acquiring Person”, as such terms are defined in the Rights Agreement, or a transferee thereof), or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Corporation will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge within five days after the receipt of a written request therefor.”

Failure to legend any certificate representing Common Shares shall not affect the validity of this Agreement or the Rights issued hereunder.

Certificates representing Common Shares that are issued and outstanding at the Record Time shall evidence one (1) Right for each Common Share evidenced thereby notwithstanding the absence of a legend in substantially the foregoing form until the earlier of the Separation Time and the Expiration Time.

2.2	Initial Exercise Price; Exercise of Rights; Detachment of Rights

(a)

Subject to adjustment as herein set forth, each Right will entitle the holder thereof, after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price (or its U.S. Dollar Equivalent on the Business Day immediately preceding the date of exercise of the Right), one (1) Common Share. Notwithstanding any other provision of this Agreement, any Rights held by the Corporation or any of its Subsidiaries shall be void.

(b)	Until the Separation Time:

(i)	the Rights shall not be exercisable and no Right may be exercised; and

(ii)

for administrative purposes, each Right shall be evidenced by the certificate for the associated Common Share registered in the name of the holder thereof (which certificate shall be deemed to represent a Rights Certificate) and shall be transferable only together with, and shall be transferred by a transfer of, such associated Common Share.

(c)

From and after the Separation Time and prior to the Expiration Time, the Rights (i) may be exercised and (ii) shall be registered and transferable independent of Common Shares. Promptly following the Separation Time, the Corporation shall prepare and the Rights Agent shall mail to each holder of record of Common Shares as of the Separation Time (other than an Acquiring Person, any other Person whose Rights are or become void pursuant to the provisions of subsection 3.1(b) hereof and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights), at such holder’s address as shown in the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose):

(i)

a certificate (a “Rights Certificate”) in substantially the form of Exhibit “A” hereto appropriately completed and registered in such holder’s name, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage; and

(ii)	a disclosure statement describing the Rights.

(d)

Rights may be exercised in whole at any time or in part from time to time on any Business Day (or other day that is not a bank holiday at the place of exercise) after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent at its office in the City of Toronto, Ontario or at any other office of the Rights Agent in the cities specified in the Rights Certificate or designated from time to time for that purpose by the Corporation after consultation with the Rights Agent:

(i)

the Rights Certificate evidencing such Rights with an Election to Exercise (an “Election to Exercise”) substantially in the form attached to the Rights Certificate, appropriately completed and duly executed by the holder or his executors or administrators or other personal representatives or his legal attorney duly appointed by instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

(ii)

payment by certified cheque or money order payable to the order of the Rights Agent, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the issuance, transfer or delivery of Rights Certificates or the issuance, transfer or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

(e)

Upon receipt of a Rights Certificate accompanied by a duly completed and executed Election to Exercise which does not indicate that Rights evidenced by such Rights Certificate have become void pursuant to subsection 3.1(b) hereof and payment as set forth in subsection 2.2(d) above, the Rights Agent (unless otherwise instructed by the Corporation) shall thereupon promptly:

(i)

requisition from a transfer agent of the Common Shares certificates for the number of Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agents to comply with all such requisitions);

(ii)

after receipt of such certificates referred to in Section 2.2(e)(i) above, deliver such certificates to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder;

(iii)	when appropriate, requisition from the Corporation the amount of cash to be paid in lieu of issuing fractional Common Shares;

(iv)

after receipt of such certificates, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder together with, where applicable, any cash payment in lieu of a fractional interest; and

(v)	tender to the Corporation all payments received on exercise of the Rights.

(f)

In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing (subject to the provisions of subsection 5.5(a) hereof) the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.

(g)	The Corporation covenants and agrees to:

(h)

take all such action as may be necessary on its part and within its powers to ensure that all Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates evidencing such Shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered and be fully paid and non- assessable;

(i)

take all reasonable action as may be necessary on its part and within its power to comply with any applicable requirements of the Business Corporations Act (Ontario), the Securities Act (Ontario) or comparable legislation of each of the provinces and territories of Canada and of the United States of America, and the rules and regulations thereunder, and any other applicable law, rule or regulation, in connection with the issuance and delivery of Rights Certificates and of any securities of the Corporation upon exercise of Rights;

(j)

use its reasonable efforts to cause all Shares of the Corporation issued upon exercise of Rights to be listed upon The Toronto Stock Exchange or such other stock exchange and/or securities quotation system on which the Common Shares are listed at that time;

(k)

pay when due and payable any and all Canadian federal, provincial transfer taxes (not including any taxes referable to the income or profit of the holder or exercising Person or any liability of the Corporation to withhold tax) and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or of any Shares of the Corporation issued upon the exercise of Rights, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for securities in a name other than that of the holder of the Rights being transferred or exercised;

(l)

if necessary, cause to be reserved and kept available out of its authorized and unissued Common Shares the number of Common Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding rights; and

(m)

after the Separation Time, except as permitted by Section 5.1 or Section 5.4, not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

2.3	Adjustments to Exercise Price, Number of Rights

(a)

Subject to Section 5.19, the Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

(b)	If the Corporation shall at any time after the Record Time and prior to the Expiration Time:

(i)

declare or pay a dividend on Common Shares payable in Common Shares (or other Shares or securities exchangeable for or convertible into or giving a right to acquire Common Shares or other Shares) otherwise than pursuant to any optional share dividend program, dividend reinvestment plan or if the dividend payable is paid in Common Shares in lieu of a regular periodic cash dividend;

(ii)	subdivide or change the outstanding Common Shares into a greater number of Common Shares;

(iii)	consolidate or change the outstanding Common Shares into a smaller number of Common Shares; or

(iv)

issue any Common Shares (or other Shares or securities exchangeable for or convertible into or giving a right to acquire Common Shares or other Shares) in respect of, in lieu of, or in exchange for, existing Common Shares in a reclassification or redesignation of Common Shares, an amalgamation or a statutory arrangement,

(v)

the Exercise Price and the number of Rights outstanding, or, if the payment or effective date therefor shall occur after the Separation Time, the securities purchasable upon exercise of Rights shall be adjusted in the manner set forth below. If an event occurs which would require an adjustment under both this Section 2.3 and subsection 3.1(a), the adjustment provided for in this Section 2.3 shall be in addition to, and shall be made prior to, any adjustment required under subsection 3.1(a). If the Exercise Price and number of Rights are to be adjusted:

(A)

the Exercise Price in effect after such adjustment shall be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other Shares of capital) (the “Expansion Factor”) that a holder of one (1) Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter as a result thereof (assuming the exercise of all such exchange or conversion rights, if any); and

(B)

each Right held prior to such adjustment shall become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights shall be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the Shares issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share (or other whole share or security exchangeable for or convertible into a whole Share of capital) shall have exactly one (1) Right associated with it.

(c)

If the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment shall be the securities that a holder of the securities purchasable upon exercise of one (1) Right immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter as a result thereof. To the extent that any such rights of purchase, exchange, conversion or acquisition are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect based upon the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights. If after the Record Time and prior to the Expiration Time the Corporation shall issue any shares of its authorized capital other than Common Shares in a transaction of a type described in the first sentence of this subsection 2.3(a), such shares shall be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Corporation and the Rights Agent agree to amend this Agreement in order to effect such treatment.

(d)

If the Corporation shall at any time after the Record Time and prior to the Separation Time issue any Common Shares otherwise than in a transaction referred to in the preceding paragraph, each such Common Share so issued shall automatically have one (1) new Right associated with it, which Right shall be evidenced by the certificate representing such Share.

(e)

If the Corporation shall at any time after the Record Time and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares of rights or warrants entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares) at a price per Common Share (or, in the case of a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares, having a conversion, exchange or exercise price per share (including the price required to be paid to purchase such convertible or exchangeable security or right)) that is less than 90% of the Market Price per Common Share on such record date, the Exercise Price shall be adjusted. The Exercise Price in effect after such record date shall equal the Exercise Price in effect immediately prior to such record date multiplied by a fraction, of which the numerator shall be the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered (including the price required to be paid to purchase such convertible or exchangeable securities or rights)) would purchase at such Market Price and of which the denominator shall be the number of shares of Common Shares outstanding on such record date plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable). In case such subscription price may be paid in a form other than cash, the value of such non-cash consideration shall be as determined by the Board of Directors. To the extent that any such rights or warrants are not so issued or, if issued, are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights or warrants, as the case may be. For purposes of this Agreement, the granting of the right to purchase Common Shares (whether previously unissued, treasury shares or otherwise) pursuant to any optional dividend reinvestment plan and/or any Common Share purchase plan providing for the reinvestment of dividends payable on securities of the Corporation and/or employee stock option, stock purchase or other employee benefit plan (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) shall not be deemed to constitute an issue of rights or warrants by the Corporation; provided, however, that, in the case of any dividend reinvestment plan, the right to purchase Common Shares is at a price per share of not less than 90% of the then current market price per share (determined as provided in such plan) of the Common Shares.

(f)

If the Corporation shall at any time after the Record Time and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares of evidences of indebtedness or assets (other than a Regular Periodic Cash Dividend or a dividend paid in Common Shares) or rights or warrants (excluding those referred to in subsection 2.3(a) or 2.3(b)), the Exercise Price shall be adjusted. The Exercise Price in effect after such record date shall, subject to adjustment as provided in the penultimate sentence of subsection 2.3(b), equal the Exercise Price in effect immediately prior to such record date less the fair market value (as determined by the Board of Directors) of the portion of the assets, evidences of indebtedness, rights or warrants so to be distributed applicable to the securities purchasable upon exercise of one (1) Right. Such adjustment shall be made successively/whenever such a record date is fixed.

(g)	Each adjustment made pursuant to this Section 2.3 shall be made as of:

(h)	the payment or effective date for the applicable dividend, subdivision, change, consolidation or issuance in the case of an adjustment made pursuant to subsection 2.3(a) above; and

(i)

the record date for the applicable dividend or distribution, in the case of an adjustment made pursuant to subsections 2.3(b) or (c) above, subject to readjustment to reverse same is such distribution shall not be made.

(j)

Subject to the prior consent of the holders of Common Shares or Rights obtained in accordance with the provisions of subsection 5.4(b) or (c), as applicable, if the Corporation shall at any time after the Record Time and prior to the Expiration Time issue any Shares (other than Common Shares), or rights or warrants to subscribe for or purchase any such Shares, or securities convertible into or exchangeable for any such Shares, in a transaction referred to in clause (a)(i) or (a)(iv) above and if the Board of Directors determines that the adjustments contemplated by subsections 2.3(a), (b) and (d) above in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Board of Directors may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding such clauses, such adjustments (rather than the adjustments contemplated by subsections 2.3(a), (b) and (d) above) shall be made and the Corporation and the Rights Agent shall amend or supplement this Agreement as appropriate to provide for such adjustments.

(k)

Notwithstanding anything herein to the contrary, no adjustment to the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such Exercise Price; provided, however, that any adjustments which by reason of this subsection 2.3(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. Each adjustment made pursuant to this Section 2.3 shall be calculated to the nearest cent or to the nearest one one-hundredth of a Common Share or Right, as the case may be.

(l)

If as a result of an adjustment made pursuant to Section 3.1, the holder of any Right thereafter exercised shall become entitled to receive any securities other than Common Shares, thereafter the number of such other securities so receivable upon exercise of any Right and the applicable Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Shares contained in the provisions of this Section 2.3 and the provisions of this Agreement with respect to the Common Shares shall apply on like terms to any such other securities.

(m)

All Rights originally issued by the Corporation subsequent to any adjustment made to an Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(n)

Unless the Corporation shall have exercised its election as provided in subsection 2.3(a)(i), upon each adjustment of an Exercise Price as a result of the calculations made in subsections 2.3(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares (calculated to the nearest one one-hundredth) obtained by:

(i)        multiplying (A) the number of Common Shares covered by a Right immediately prior to this adjustment, by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price; and

(ii)       dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(o)

The Corporation may elect on or after the date of any adjustment of an Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record immediately prior to such adjustment of the number of Rights shall become the number of Rights (calculated to the nearest one one-hundredth) obtained by dividing the Exercise Price in effect immediately prior to the adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Corporation shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any date thereafter, but, if the Rights Certificates have been issued, shall be at least 10 calendar days after the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this subsection 2.3(j), the Corporation shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date, Rights Certificates evidencing the additional Rights to which such holder shall be entitled as a result of such adjustment, or, at the option of the Corporation, shall cause to be distributed to such holders of record in substitution or replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Corporation, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and may bear, at the option of the Corporation, the adjusted Exercise Price and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(p)

Irrespective of any adjustment or change in the securities purchasable upon exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the securities so purchasable which were expressed in the initial Rights Certificates issued hereunder.

(q)

If, as a result of an adjustment made pursuant to Section 3.1, the holder of any Right thereafter exercised shall become entitled to receive any securities other than Common Shares, thereafter the number of such other securities so receivable upon exercise of any Right and the applicable Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as may be practicable to the provisions with respect to the Common Shares contained in the foregoing subsections of this Section 2.3 and the provisions of this Agreement with respect to the Common Shares shall apply on like terms to any such other securities.

(r)

In any case in which this Section 2.3 shall require that any adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder’s right to receive such additional Common Shares or other securities upon the occurrence of the event requiring such adjustment.

(s)

Notwithstanding anything in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that, in their judgment, the Board of Directors determines advisable in order that any (i) subdivision or consolidation of the Common Shares, (ii) issuance wholly for cash of any Common Shares at less than the applicable Market Price, (iii) issuance wholly for cash of any Common Shares or securities that by their terms are exchangeable for or convertible into or give a right to acquire Common Shares, (iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this Section 2.3, hereafter made by the Corporation to holders of its Common Shares, and subject to applicable taxation laws, shall not be taxable to such shareholders.

(t)

After the Separation Time, the Corporation will not, except as permitted by the provisions hereof, take (or permit any Subsidiary of the Corporation to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(u)	Whenever an adjustment to the Exercise Price or a change in the securities purchasable upon the exercise of Rights is made pursuant to this Section 2.3, the Corporation shall promptly:

(i)        prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment;

(ii)       file with the Rights Agent and with each transfer agent for the Common Shares, a copy of such certificate; and

(iii)      cause notice of the particulars of such adjustment or change to be given to the holders of the Rights.

(v)	Failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of any such adjustment or change.

2.4	Date on Which Exercise is Effective

Each Person in whose name any certificate for Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly submitted (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such exercise is a date upon which the relevant Share transfer books of the Corporation are closed, such Person shall be deemed to have become the recorded holder of such Shares on, and such certificate shall be dated, the next succeeding Business Day on which the said Share transfer books of the Corporation are open.

2.5	Execution, Authentication, Delivery and Dating of Rights Certificates

(a)

The Rights Certificates shall be executed on behalf of the Corporation by any two of its Chairman, President, Chief Executive Officer, Chief Financial Officer or Corporate Secretary. The signature of any of these officers on the Rights Certificates may be manual or facsimile.

(b)

Rights Certificates bearing the manual or facsimile signatures of individuals who were at the relevant time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

(c)

Promptly after the Corporation learns of the Separation Time, the Corporation shall notify the Rights Agent of such Separation Time and shall deliver disclosure statements and Rights Certificates executed by the Corporation to the Rights Agent for countersignature, and the Rights Agent shall countersign (manually or by facsimile signature in a manner satisfactory to the Corporation) and deliver such disclosure statements and Rights Certificates to the holders of the Rights pursuant to subsection 2.2(c) hereof. No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent in the manner described above.

(d)	Each Rights Certificate shall be dated the date of countersignature thereof.

2.6	Registration, Registration of Transfer and Exchange

(a)

From and after the Separation Time, the Corporation shall cause to be kept a register (the “Rights Register”) in which, subject to such reasonable regulations as it may prescribe, the Corporation shall provide for the registration and transfer of Rights. The Rights Agent is hereby appointed registrar (the “Rights Registrar”) for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided. If the Rights Agent shall cease to be the Rights Registrar, the Rights Agent shall have the right to examine the Rights Register at all reasonable times.

(b)

After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of subsection 2.6(c) below, the Corporation shall execute, and the Rights Agent shall countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificate so surrendered.

(c)

All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(d)

Every Rights Certificate surrendered for registration of transfer or exchange shall have the form of assignment thereon duly completed and endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the reasonable fees and expenses of its Rights Agent) connected therewith.

(e)	The Corporation shall not be required to register the transfer or exchange of any Rights after the Rights have been terminated pursuant to the provisions of this Agreement.

2.7	Mutilated, Destroyed, Lost and Stolen Rights Certificates

(a)

If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(b)

If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and their respective agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon the Corporation’s request, the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(c)

As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

(d)

Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.8	Persons Deemed Owners

Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name such Rights Certificate (or, prior to the Separation Time, such Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever.

2.9	Delivery and Cancellation of Certificates

All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificates shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement. The Rights Agent shall destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.

2.10	Agreement of Rights Holders

Every holder of Rights by accepting the same consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights that:

(a)	such holder is otherwise bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof in respect of all Rights held;

(b)	prior to the Separation Time, each Right shall be transferable only together with, and shall be transferred by a transfer of, the associated Share;

(c)	after the Separation Time, the Rights Certificates shall be transferable only on the Rights Register as provided herein;

(d)

prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

(e)	such holder has waived all rights to receive any fractional Right or fractional Share upon exercise of a Right;

(f)

this Agreement may be supplemented or amended from time to time pursuant to subsection 5.4(a) or the last sentence of the penultimate paragraph of subsection 2.3(a) hereof upon the sole authority of the Board of Directors without the approval of any holder of Rights; and

(g)

notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

ARTICLE 3
ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS

3.1	Flip-in Event

(a)

Subject to the provisions of Section 2.2 and subsections 5.1(c), (d) and (e) hereof and except as provided below, if prior to the Expiration Time a Flip-in Event shall occur, each Right shall thereafter constitute, effective at the Close of Business on the tenth Business Day after the relevant Stock Acquisition Date, the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares of the Corporation having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in the event that, after such date of consummation or occurrence, an event of a type analogous to any of the events described in Section 2.3 hereof shall have occurred with respect to such Common Shares).

(b)

Notwithstanding anything in this Agreement to the contrary, upon the occurrence of a Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time and the Stock Acquisition Date by:

(i)	an Acquiring Person (or any Person acting jointly or in concert with an Acquiring Person or with an Affiliate or Associate of an Acquiring Person); or

(ii)

a direct or indirect transferee of, or other successor in title to, such Rights (a “Transferee”), who becomes a Transferee concurrently with or subsequent to the Acquiring Person becoming an Acquiring Person, in a transfer, whether or not for consideration, that the Board of Directors has determined is part of a plan, understanding or scheme of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person) that has the purpose or effect of avoiding the provisions of this subsection 3.1(b) applicable in the circumstances contemplated in clause (i) hereof;

(c)

shall thereupon become and be null and void and any holder of such Rights (including any Transferee) shall thereafter have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent, or any Co- Rights Agent, upon exercise or for registration of transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not void under this subsection 3.1(b) shall be deemed to be an Acquiring Person for the purposes of this subsection 3.1(b) and such rights shall be null and void.

(d)

Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either clauses (i) or (ii) of subsection 3.1(b) hereof or transferred to any nominee of any such Person, and any Rights Certificate issued upon the transfer, exchange or replacement of any other Rights Certificate referred to in this sentence shall contain the following legend:

“The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) or was acting jointly or in concert with any of them. This Rights Certificate and the Rights represented hereby shall become void in the circumstances specified in subsection 3.1(b) of the Rights Agreement.”, provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall be required to impose such legend only if instructed to do so by the Corporation or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not an Acquiring Person or an Affiliate or Associate thereof or acting jointly or in concert with any of them. The issuance of a Rights Certificate without the legend referred to in this subsection shall be of no effect on the provisions of this subsection.

ARTICLE 4
THE RIGHTS AGENT

4.1	General

(a)

The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint one or more co-rights agents (each, a “Co-Rights Agent”) as it may deem necessary or desirable after consultation with the Rights Agent. In such event, the respective duties of the Rights Agent and any Co-Rights Agent shall be as the Corporation may determine with the written approval of the Rights Agent. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Corporation also agrees to indemnify the Rights Agent, its officers, directors, employees and agents for, and to hold them harmless against, any loss, liability, cost, claim, action, damage, suit or expense, incurred without negligence, bad faith or wilful misconduct on the part of the Rights Agent, its officers, directors, employees or agents, for anything done or omitted by them in connection with the acceptance and performance of this Agreement, including legal costs and expenses, which right to indemnification shall survive the termination of this Agreement or the resignation or removal of the Rights Agent. In the event of any disagreement arising regarding the terms of this Agreement the Rights Agent shall be entitled, at its option, to refuse to comply with any and all demands whatsoever until the dispute is settled either by written agreement amongst the parties to this Agreement or by a court of competent jurisdiction.

(b)

The Rights Agent shall be protected from, and shall incur no liability for or in respect of, any action taken, suffered or omitted by it in connection with its performance of this Agreement in reliance upon any certificate for Shares, Rights or for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, opinion, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

(c)

The Corporation shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and, at any time upon written request, shall provide to the Rights Agent an incumbency certificate certifying the then current officers of the Corporation.

4.2	Merger or Amalgamation or Change of Name of Rights Agent

(a)

Any body corporate into which the Rights Agent or any successor Rights Agent may be merged or amalgamated with or into, or any body corporate succeeding to the securityholder services business of the Rights Agent or any successor Rights Agent shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such body corporate would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof.

(b)

In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(c)

In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3	Duties of Rights Agent

The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)

The Rights Agent may retain and consult with legal counsel (who may be legal counsel for the Corporation), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)

Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action or refraining from taking any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by an individual believed by the Rights Agent to be the Chief Executive Officer, Chief Financial Officer or Secretary of the Corporation and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken, omitted or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)	The Rights Agent shall be liable hereunder only for its own negligence, bad faith or wilful misconduct.

(d)

The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only.

(e)

The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to subsection 3.1(b) hereof) or any adjustment required under the provisions of Section 2.3 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 hereof describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Shares to be issued pursuant to this Agreement or any Rights or as to whether any Shares shall, when issued, be duly and validly authorized, executed, issued and delivered and be fully paid and non-assessable.

(f)

The Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)

The Rights Agent is hereby authorized to rely upon and directed to accept written instructions with respect to the performance of its duties hereunder from any individual believed by the Rights Agent to be the Chief Executive Officer, Chief Financial Officer or Secretary of the Corporation, and to apply to such individuals for advice or instructions in connection with its duties, and it shall not be liable for any action taken, omitted or suffered by it in good faith in accordance with instructions of any such individual.

(h)

The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity.

(i)

The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, omission, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4	Change of Rights Agent

The Rights Agent may resign and be discharged from its duties under this Agreement upon 60 days’ notice (or such lesser notice as is acceptable to the Corporation) in writing delivered or mailed to the Corporation and to each transfer agent of Shares by first class mail, and mailed or delivered to the holders of the Rights in accordance with Section 5.9 hereof. The Corporation may remove the Rights Agent upon 60 days’ notice in writing, mailed or delivered to the Rights Agent and to each transfer agent of the Shares by first class mail, and mailed to the holders of the Rights in accordance with Section 5.9 hereof. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation shall appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder’s Rights Certificate for inspection by the Corporation), then the Rights Agent or the holder of any Rights may apply, at the Corporation’s expense, to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a body corporate incorporated under the laws of Canada or a province thereof and authorized to carry on business in the Province of Ontario. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent upon receipt of all fees and expenses outstanding to the predecessor Rights Agent by the Corporation shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Shares, and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

ARTICLE 5
MISCELLANEOUS

5.1	Redemption and Waiver

The Corporation shall give prompt written notice to the Rights Agent of any waiver of the application of Section 3.1 made by the Board of Directors acting in good faith under this Section 5.1. In addition,

(a)	The Board of Directors, at any time prior to the special meeting of shareholders of the Corporation to be held on or around March 19, 2009, may terminate this Agreement by passing a resolution.

(b)

With the prior consent of the holders of Common Shares or Rights obtained in accordance with subsection 5.4(b) or (c), as applicable, the Board of Directors, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, may elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right appropriately adjusted in a manner analogous to the applicable adjustment to the Exercise Price provided for in Section 2.3 hereof if an event analogous to any of the events described in Section 2.3 shall have occurred (such redemption price being herein referred to as the “Redemption Price”).

(c)

With the prior consent of the holders of Common Shares obtained in accordance with subsection 5.4(b), the Board of Directors may, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, if such Flip-in Event would occur by reason of an acquisition of Common Shares otherwise than pursuant to a Take-over Bid made by means of a Take- over Bid circular to all holders of record of Common Shares and otherwise than in the circumstances set forth in subsection 5.1(e), waive the application of Section 3.1 to such Flip-in Event. In such event, the Board of Directors shall extend the Separation Time to a date at least 10 Business Days subsequent to the meeting of shareholders called to approve such waiver.

(d)

Prior to the occurrence of a Flip-in Event, as to which the application of Section 3.1 has not been waived pursuant to this paragraph, upon written notice to the Rights Agent, the Board of Directors may waive the application of Section 3.1 to such Flip-in Event but only if such Flip-in Event occurs as a result of a Take-over Bid made by way of a Take- over Bid circular sent to all holders of record of Common Shares; provided, however, that if the Board of Directors waives the application of Section 3.1 to a particular Flip-in Event, the Board of Directors shall be deemed to have waived the application of Section 3.1 to any other Flip-in Event occurring by reason of any Take-over Bid which is made by means of a Take-over Bid circular to all holders of record of Common Shares (i) prior to the granting of such a waiver, or (ii) thereafter and prior to the expiry of any Take-over Bid in respect of which a waiver is, or is deemed to have been, granted under this subsection 5.1(d).

(e)	The Board of Directors may waive the application of Section 3.1 to a Flip-in Event provided that the following conditions are satisfied:

(i)

the Board of Directors has determined that the Acquiring Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person; and

(ii)	such Acquiring Person has reduced its Beneficial Ownership of Common Shares such that at the time of the waiver pursuant to this subsection 5.1(e), it is no longer an Acquiring Person.

(f)

If a Person acquires, pursuant to a Permitted Bid or a Competing Permitted Bid or pursuant to an Exempt Acquisition occurring under subsection 5.1(d) hereof, more than 50% of the outstanding Common Shares other than Common Shares Beneficially Owned at the date of such Permitted Bid, Competing Permitted Bid or Exempt Acquisition by such Person, the Board of Directors of the Corporation shall, notwithstanding the provisions of subsection 5.1(b) hereof, immediately upon such acquisition and without further formality be deemed to have elected to redeem the Rights at the Redemption Price.

(g)

If the Board of Directors elects to or is deemed to have elected to redeem the Rights and, in circumstances where subsection 5.1(b) is applicable, the requisite consent is given by the holders of Common Shares or Rights, as applicable, (i) the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price, and (ii) no further Rights shall thereafter be issued.

(h)

Within 10 Business Days of the Board of Directors electing or having been deemed to have elected to redeem the Rights or, if subsection 5.1(c), is applicable, within 10 Business Days after the requisite consent being given by the holders of Common Shares or Rights, as applicable, the Corporation shall give notice of redemption to the holders of the then outstanding Rights by mailing such notice to each such holder at his last address as it appears upon the Rights Register of the Rights Agent, or, prior to the Separation Time, on the share register maintained by the Corporation’s transfer agent. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made.

(i)

Where a Take-over Bid that is not a Permitted Bid or Competing Permitted Bid expires, is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all of the outstanding Rights at the Redemption Price.

(j)

Upon the rights being redeemed pursuant to subsection 5.1(i), all the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Common Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement, the Separation Time shall be deemed not to have occurred and Rights shall remain attached to the Outstanding Common Shares, subject to and in accordance with the provisions of this Agreement.

5.2	Expiration

No Person shall have any rights pursuant to this Agreement or any Right after the Expiration Time, except as provided in Section 4.1 hereof.

5.3	Issuance of New Rights Certificates

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of Shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.4	Supplements and Amendments

(a)

The Corporation may make, without the approval of the holders of Rights or Common Shares, any supplements or amendments to this Agreement: (i) specifically contemplated in subsections 2.10(f) or any other provision hereof, (ii) to correct any clerical or typographical error, or (iii) which are required to maintain the validity and effectiveness of the Agreement as a result of any change in any applicable laws, rules or regulatory requirements. The Corporation may, prior to the date of any shareholders meeting referred to in Section 5.17, supplement, amend, vary or delete any of the provisions of this Agreement without the approval of any holder of Rights or Common Shares (whether or not such action would materially adversely affect the interests of the holders of Rights generally), where the Board of Directors deems (in good faith) such action necessary or desirable. Notwithstanding anything in this Section 5.4 to the contrary, no amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such supplement or amendment.

(b)

Subject to subsection 5.4(a), the Corporation, with the prior consent of the holders of Common Shares obtained as set forth below, at any time before the Separation Time, may redeem Rights pursuant to subsection 5.1(b), waive a Flip-in Event pursuant to subsection 5.1(c) or otherwise amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if provided by the holders of Common Shares at a special meeting called and held in compliance with applicable laws, rules and regulatory requirements and the requirements in the articles and by-laws of the Corporation. Subject to compliance with any requirements imposed by the foregoing, consent shall be given if the proposed amendment, variation or rescission is approved by the affirmative vote of a majority of the votes cast by all Independent Shareholders represented in person or by proxy at the special meeting.

(c)

The Corporation, with the prior consent of the holders of Rights obtained as set forth below, at any time after the Separation Time and before the Expiration Time, may redeem Rights pursuant to subsection 5.1(b) or otherwise amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if provided by the holders of Rights at a special meeting of holders of Rights called and held in compliance with applicable laws, rules and regulatory requirements and, to the extent possible, with the requirements in the articles and by-laws of the Corporation applicable to meetings of holders of Common Shares, applied mutatis mutandis. Subject to compliance with any requirements imposed by the foregoing, consent shall be given if the proposed amendment, variation or rescission is approved by the affirmative vote of a majority of the votes cast by holders of Rights (other than holders of Rights whose Rights have become null and void pursuant to subsection 3.1(b)), represented in person or by proxy at the special meeting.

(d)

Any amendments, supplements or restatements made by the Corporation to this Agreement pursuant to subsection 5.4(a) which are required to maintain the validity and effectiveness of this Agreement as a result of any change in any applicable laws, rules or regulatory requirements shall:

(i)

if made before the Separation Time, be submitted to the holders of Common Shares at the next meeting of shareholders and the shareholders may, by the majority referred to in subsection 5.4(b), confirm or reject such amendment, supplement or restatement;

(ii)

if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called in accordance with the provisions of subsection 5.4(c) hereof and the holders of Rights may, by a majority referred to in subsection 5.4(c), confirm or reject such amendment, supplement or restatement.

(e)

The Corporation shall be required to provide the Rights Agent with notice in writing of any such amendment, rescission or variation to this Agreement as referred to in this Section 5.4 within five days or effecting such amendment, rescission or variation.

Any such amendment, supplement or restatement shall be effective from the date of the resolution of the Board of Directors adopting such amendment (unless the Board of Directors stipulates that such amendment is to become effective at a later date), until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment, supplement or restatement is rejected by the shareholders of the Corporation or the holders of Rights or is not submitted to the shareholders of the Corporation or holders of Rights as required, then such amendment, supplement or restatement shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or if such a meeting of the holders of Rights is not called within a period of 90 days of the making of any such agreement, at the end of such period, and no subsequent resolution of Board of Directors to amend, supplement or restate this Agreement to substantially the same effect shall be effective until confirmed by the shareholders of the Corporation or holders of Rights as the case may be.

5.5	Fractional Rights and Fractional Common Shares

(a)

The Corporation shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of issuing fractional Rights, the Corporation shall pay to the registered holders of the Right Certificates, at the time such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Market Price of one (1) whole Right that the fraction of a Right that would otherwise be issuable is of one (1) whole Right. The Rights Agent shall have no obligation to make any payments in lieu of fractional Rights unless the Corporation shall have provided the Rights Agent with the necessary funds to pay in full all amounts payable in accordance with subsection 2.2(e).

(b)

The Corporation shall not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Corporation shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price of one (1) Common Share that the fraction of a Common Share that would otherwise be issuable upon the exercise of such Right is of a whole Common Share. The Rights Agent shall have no obligation to make any payments in lieu of fractional Common Shares unless the Corporation shall have provided the Rights Agent with the necessary funds to pay in full all amounts payable in accordance with subsection 2.2(e).

5.6	Rights of Action

Subject to the terms of this Agreement, rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights, and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce, or otherwise act in respect of, such holder’s right to exercise such holder’s Rights in the manner provided in such holder’s Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

5.7	Holder of Rights Not Deemed a Shareholder

No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 5.8 hereof), or to receive dividends or subscription rights, or otherwise, until such Rights shall have been exercised in accordance with the provisions hereof.

5.8	Notice of Proposed Actions

(a)	If after the Separation Time and prior to the Expiration Time:

(i)	there shall occur an adjustment in the Rights attaching to the Rights pursuant to Section 3.1 as a result of the occurrence of a Flip-in Event; or

(ii)	the Corporation proposes to effect the liquidation, dissolution or winding up of the Corporation or the sale of all or substantially all of the Corporation’s assets;

then, in each such case, the Corporation shall give to each holder of a Right, in accordance with Section 5.9, a notice of such event or proposed action, which shall specify the date on which such change to the Rights, liquidation, dissolution or winding up occurred or is to take place, and such notice shall be so given within 10 Business Days after the occurrence of a change to the Rights and not less than 20 Business Days prior to the date of taking such proposed action by the Corporation.

5.9	Notices

Any notice, demand or other communication required or permitted to be given or made by the Rights Agent or by the holder of any Rights to or on the Corporation or by the Corporation or by the holder of any Rights to or on the Rights Agent shall be in writing and shall be well and sufficiently given or made if:

(i)	delivered in person during normal business hours on a Business Day and left with the receptionist or other responsible employee at the relevant address set forth below; or

(ii)	except during any general interruption of postal services due to strike, lockout or other cause, sent by first-class mail; or

(iii)	sent by facsimile or other form of recorded electronic communication, charges prepaid and confirmed in writing as aforesaid;

if to the Corporation, addressed to it at:

Energy Fuels Inc.
225 Union Blvd., Suite 600
Lakewood, Colorado
USA 80228-1826
Attention:	David Frydenlund
Fax No.:	(303) 389-4125

and if to the Rights Agent, addressed to it at:

AST Trust Company
One Toronto Street, Suite 1200
Toronto, Ontario M5C 2V6
Canada

Attention:	Christopher de Lima
Fax No.:	+1 (877) 715-0494

Notices, demands or other communications required or permitted to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights shall be in writing and shall be well and sufficiently given or made if delivered personally to such holder or delivered or mailed by first class mail to the address of such holder as it appears on the Rights Register maintained by the Rights Registrar, or, prior to the Separation Time, in the register of Shareholders maintained by the transfer agent for the Common Shares.

Any notice so given or made shall be deemed to have been given and to have been received on the day of delivery, if so delivered; on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout, or other cause) following the mailing thereof, if so mailed; and on the day of telegraphing, telecopying or sending of the same by other means of recorded electronic communication (provided such sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter). Each of the Corporation and the Rights Agent may from time to time change its address for notice by notice to the other given in the manner aforesaid.

If mail service is or is threatened to be interrupted at a time when the Corporation or the Rights Agent wishes to give a notice or demand hereunder to or on the holders of the Rights, the Corporation or the Rights Agent may, notwithstanding the foregoing provisions of this Section 5.9, give such notice by means, of publication once in each of two successive weeks in the business section of the Financial Post and, if the Corporation has a transfer agent in the United States, in a daily publication in the United States, in a daily publication in the United States designated by the Corporation and notice so published shall be deemed to have been given on the date on which the first publication of such notice in any such publication has taken place.

5.10	Costs of Enforcement

The Corporation agrees that if the Corporation fails to fulfill any of its obligations pursuant to this Agreement, then the Corporation shall reimburse the holder of any Rights for the costs and expenses (including reasonable legal fees) incurred by such holder and actions to enforce his rights pursuant to any Rights or this Agreement.

5.11	Successors

All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and enure to the benefit of their respective successors and permitted assigns hereunder.

5.12	Benefits of this Agreement

Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

5.13	Governing Law

This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Ontario and for all purposes shall be governed by and construed in accordance with the laws of such Province applicable to contracts to be made and performed entirely within such Province.

5.14	Counterparts

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

5.15	Severability

If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

5.16	Determinations and Actions by the Board of Directors

All actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors, in good faith, shall not subject the Board of Directors to any liability to the holders of the Rights.

5.17	Effective Date

This Agreement, as amended and restated, is effective in accordance with its terms from the date hereof; provided that unless confirmed by ordinary resolution passed by a majority of the votes cast by Independent Shareholders present in person or voting by proxy and who vote in respect of confirmation of this Agreement at a meeting of shareholders of the Corporation to be held not later than the date that is six months from the date hereof, this Agreement shall be of no further force or effect and all Rights issued hereunder shall be void from the first to occur of (i) the termination of such meeting, and (ii) the Close of Business (Toronto time) on the date that is six months from the date hereof.

5.18	Approval of Holders of Rights

If, after the Separation Time, the approval of holders of Rights is required in respect of a supplement or amendment to this Agreement made pursuant to Section 5.4 hereof, the Board of Directors shall, within 35 days after the implementation of any such supplement or amendment, call, and thereafter hold a special meeting of the holders of Rights to consider, and if thought fit, to pass a resolution approving the supplement or amendment, and such supplement or amendment shall be deemed to have been approved if such resolution receives the affirmative vote of a majority of the votes cast by holders of Rights represented at the meeting in person or by proxy excluding any Rights which are then void pursuant to the provisions of subsection 3.1(b) hereof. In respect of any such meeting required to be held:

(a)

the Board of Directors shall fix a date for the meeting, which date shall be as soon as practicable after the implementation of any supplement or amendment requiring approval, but not more than 110 days thereafter;

(b)

the Board of Directors of the Corporation shall fix a record date for determining the holders of Rights entitled to receive notice of such meeting in a manner analogous to the procedures set out in National Instrument 54-101 of the Canadian Securities Administrators (as such policy may be amended or replaced from time to time, and as required in order to conform to the requirements of any applicable securities legislation or policy) and the rules of any stock exchange on which the Common Shares are then listed, and the articles and by-laws of the Corporation; and

(c)

each Right shall be entitled to one (1) vote at such meeting and, in all other respects, the rules applicable to meetings of shareholders set forth in the articles and bylaws of the Corporation shall apply in respect of such meeting of holders of Rights, mutatis mutandis.

5.19	Declaration as to Non-Canadian and Non-United States Holders

If, upon the advice of outside counsel, any action or event contemplated by this Agreement would require compliance with the securities laws or comparable legislation of a jurisdiction outside of Canada and the United States of America, the Board of Directors acting in good faith may take such actions as it may deem appropriate to ensure that such compliance, including without limitation establishing procedures for the issuance to a Canadian resident Fiduciary of Rights or securities issuable on exercise of Rights, the holding thereof in trust for the Persons entitled thereto (but reserving to the Fiduciary or to the Fiduciary and the Corporation, as the Corporation may determine, absolute discretion with respect thereto) and the sale thereof and remittance of the proceeds of such sale, if any, to the Persons entitled thereto. In no event shall the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada and any province or territory thereof and the United States of America and any state thereof in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

5.20	Regulatory Approvals

Any obligation of the Corporation or action or event contemplated by this Agreement, or any amendment or supplement to this Agreement, shall be subject to receipt of any requisite approval or consent from any governmental or regulatory authority having jurisdiction including the Toronto Stock Exchange while any securities of the Corporation are listed and posted for trading thereon and for a period of three (3) months thereafter.

5.21	Time of the Essence

Time shall be of the essence in this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written,

ENERGY FUELS INC.

By: _____________________________
Name:
Title:

AST TRUST COMPANY

By: _____________________________
Authorized Signing Officer

By: _____________________________
Authorized Signing Officer

EXHIBIT “A”

[Form of Rights Certificate]

Certificate No.	Rights

THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE CORPORATION, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN THE RIGHTS AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY PERSON ACTING JOINTLY OR IN CONCERT WITH AN ACQUIRING PERSON OR WITH AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR TRANSFEREES OF ANY OF THE FOREGOING WILL BECOME VOID WITHOUT FURTHER ACTION.

RIGHTS CERTIFICATE

This certifies that _________________________, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entities the registered holder thereof, subject to the terms, provisions and conditions of a Shareholder Rights Plan Agreement made as of February 3, 2009, as amended and restated effective March 29, 2018 (the “Rights Agreement”) between ENERGY FUELS INC., a corporation existing under the laws of the Province of Ontario (the “Corporation”), and AST TRUST COMPANY, as Rights Agent, to purchase from the Corporation at any time after the Separation Time and prior to the Expiration Time (as such terms are defined in the Rights Agreement), one (1) fully paid Common Share in the capital of the Corporation (a “Common Share”) (subject to adjustment as provided in the Rights Agreement) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with a duly completed and executed Form of Election to Exercise at the principal office of the Rights Agent at its principal office in Toronto, Ontario or with approval of the Rights Agent, at any other office of the Rights Agent in the cities designated from time to time by the Corporation. The Exercise Price shall initially be $10.00 per Right and shall be subject to adjustment in certain events as provided in the Rights Agreement.

This Rights Certificate is subject to all the terms, provisions and conditions of the Rights Agreement which terms, provisions and conditions are hereby incorporated herein by this reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the registered office of the Corporation and are available upon written request.

This Rights Certificate, with or without other Rights Certificates, upon surrender at any office of the Rights Agent or any Co-Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates so surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provision of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Corporation at a redemption price of $0.00001 per Right, subject to adjustment in certain events.

No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby nor will Rights Certificates be issued for less than one (1) whole Right. In lieu thereof, a cash payment will be made as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Corporation and its corporate seal.

Date:
ATTEST:

ENERGY FUELS INC.

By:

Countersigned:

AST TRUST COMPANY

By:	Authorized Signature

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificates.)

FOR VALUE RECEIVED ___________________________________________________________________________________________
hereby sells, assigns and transfers

Unto _________________________________________________________________________________________________________
______________________________________________________________________________________________________________
(Please print name and address transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________ Attorney, to transfer the within Rights Certificate on the books of the within-named Corporation, with full power of substitution.

Dated: _______________________________________
Signature Guaranteed

Signature

(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

(Signature must be guaranteed by a Canadian Schedule I chartered bank, or a financial institution that is a member of a recognized Medallion Signature Guarantee Program.

(To be completed if true)
CERTIFICATION

The undersigned hereby represents and certifies, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have not been, Beneficially Owned by an Acquiring Person or any Person acting jointly or in concert with any Acquiring Person or with any Affiliate or Associate thereof (all as defined in the Rights Agreement).

Signature

NOTICE

In the event the certification set forth above is not completed in connection with a purported assignment, the Beneficial Owner of the Rights evidenced by this Rights Certificate will be deemed to be an Acquiring Person or a Person acting jointly or in concert with such Acquiring Person or an Affiliate or Associate of such Acquiring Person (all as defined in the Rights Agreement) and accordingly the Rights evidenced by this Rights Certificate will be null and void.

[To be attached to each Rights Certificate]

FORM OF ELECTION TO EXERCISE

(To be executed if holder desires to
exercise the Rights Certificate.)

TO:

The undersigned hereby irrevocably elects to exercise ______________________ whole Rights represented by the attached Rights Certificate to purchase the Shares issuable upon the exercise of such Rights and requests that certificates for such Shares be issued in the name of:

Address:

Social Insurance, Social Security or
Other Taxpayer Identification Number:

If such number of Rights shall not be all the whole Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such whole Rights shall be registered in the name of and delivered to:

Address:

Social Insurance, Social Security or
Other Taxpayer Identification Number:

Dated: _____________________________________________

Signature Guaranteed:
Signature

(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

(Signature must be guaranteed by a Canadian Schedule I chartered bank, or a financial institution that is a member of a recognized Medallion Signature Guarantee Program.

(To be completed if true)

CERTIFICATION

The undersigned hereby represents, for the benefit of all holders of Rights and Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or any Person acting jointly or in concert with any Acquiring Person or with any Affiliate or Associate thereof (all as defined in the Rights Agreement).

Signature

NOTICE

In the event the certification set forth above is not completed in connection with a purported exercise, the Beneficial Owner of the Rights evidenced by this Rights Certificate will be deemed to be an Acquiring Person or a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person (all as defined in the Rights Agreement) and accordingly will deem the Rights evidenced by this Rights Certificate will be null and void and not transferable or reversible.

SCHEDULE “C”

ENERGY FUELS INC.

2018 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN

(as amended and restated as of March 29, 2018)

C-i

7.9	Other Restrictions	15
ARTICLE 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS		15
8.1	Grant of Restricted Stock or Restricted Stock Units	15
8.2	Restricted Stock or Restricted Stock Unit Agreement	16
8.3	Nontransferability of Restricted Stock and Restricted Stock Units	16
8.4	Other Restrictions	16
8.5	Certificate Legend	17
8.6	Voting Rights	17
8.7	Dividends and Other Distributions	17
8.8	Death and other Termination of Employment	17
8.9	Payment in Settlement of Restricted Stock Units	18
ARTICLE 9. DEFERRED SHARES UNITS		19
9.1	Grant of Deferred Share Units	19
9.2	Deferred Share Unit Agreement	19
9.3	Nontransferability of Restricted Stock and Restricted Stock Units	19
9.4	Termination of Employment	19
ARTICLE 10. PERFORMANCE SHARES AND PERFORMANCE UNITS		19
10.1	Grant of Performance Shares and Performance Units	19
10.2	Value of Performance Shares and Performance Units	19
10.3	Earning of Performance Shares and Performance Units	19
10.4	Form and Timing of Payment of Performance Shares and Performance Units	20
10.5	Dividends and Other Distributions	20
10.6	Termination of Employment	20
10.7	Nontransferability of Performance Shares and Performance Units	20
ARTICLE 11. FULL VALUE STOCK-BASED AWARDS		20
11.1	Stock-Based Awards	20
11.2	Termination of Employment	21
11.3	Nontransferability of Stock-Based Awards	21
ARTICLE 12. BENEFICIARY DESIGNATION		21

ARTICLE 13. DEFERRALS		21

ARTICLE 14. RIGHTS OF PERSONS ELIGIBLE TO PARTICIPATE		21
14.1	Employment	21
14.2	Participation	22
14.3	Rights as a Shareholder	22
ARTICLE 15. CHANGE OF CONTROL		22
15.1	Accelerated Vesting and Payment	22
15.2	Alternative Awards	23
15.3	Compliance with Section 280G of the Code	24
ARTICLE 16. AMENDMENT, MODIFICATION, SUSPENSION AND TERMINATION		24

C-ii

16.1	Amendment, Modification, Suspension and Termination	24
16.2	Adjustment of Awards Upon the Occurrence of Unusual or Nonrecurring Events
		25
16.3	Awards Previously Granted	25
ARTICLE 17. WITHHOLDING		26

ARTICLE 18. SUCCESSORS		26

ARTICLE 19. GENERAL PROVISIONS		26
19.1	Forfeiture Events	26
19.2	Legend	27
19.3	Delivery of Title	27
19.4	Investment Representations	27
19.5	Uncertificated Shares	27
19.6	Unfunded Plan	27
19.7	No Fractional Shares	27
19.8	Other Compensation and Benefit Plans	28
19.9	No Constraint on Corporate Action	28
19.10	Compliance with United States Securities Laws	28
ARTICLE 20. LEGAL CONSTRUCTION		28
20.1	Gender and Number	28
20.2	Severability	28
20.3	Requirements of Law	28
20.4	Governing Law	28
20.5	Compliance with Section 409A of the Code	29

C-iii

ENERGY FUELS INC.

2018 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN

ARTICLE 1. AMENDMENT AND RESTATEMENT, PURPOSE AND DURATION

1.1           Amendment and Restatement of the Plan. The Company’s 2015 Omnibus Equity Incentive Compensation Plan (the “2015 Plan”) was approved by the Company’s shareholders on June 18, 2015 (the “Approval Date”). The 2015 Plan was subsequently amended and restated by the Board as set forth herein (the “Plan”) on March 29, 2018 (the “Effective Date”), subject to approval by the Company’s shareholders and the TSX. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares, Performance Units and Stock-Based Awards. For the terms and conditions of the Plan applicable to an Award, refer to the version of the Plan in effect as of the date such Award was granted.

1.2           Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of the Participants to those of the Company’s stockholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to attract, motivate and retain the services of Participants upon whose judgment, interest and special effort the success of the Company is substantially dependent.

1.3           Duration of the Plan. The Plan, as amended and restated, shall commence as of the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Committee or the Board to amend or terminate the Plan at any time pursuant to Article 16 hereof, until the earlier of (i) the tenth anniversary of the Approval Date, or (ii) all Shares subject to the Plan have been purchased or acquired according to the Plan’s provisions.

1.4           Successor Plan. This Plan is the successor to the Company’s current Stock Option Plan, (the “Predecessor Plan”), and no further awards have been made under the Predecessor Plan from and after the Approval Date of this Plan. All outstanding awards under the Predecessor Plan immediately prior to the Approval Date of this Plan are hereby incorporated into this Plan and shall accordingly be treated as Awards under this Plan. However, each such Award shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant or issuance, and, except as otherwise expressly provided herein or by the Committee, no provision of this Plan shall affect or otherwise modify the rights or obligations of holders of such incorporated awards.

ARTICLE 2. DEFINITIONS

Whenever used in the Plan, the following terms shall have the respective meanings set forth below, unless the context clearly requires otherwise, and when such meaning is intended, such term shall be capitalized.

a)           “Affiliate” shall have the meaning ascribed to such term in the OSA.

b)           “Award” means, individually or collectively, a grant under this Plan of NQSOs, ISOs, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Stock-Based Awards, in each case subject to the terms of this Plan.

c)           “Award Agreement” means either (i) a written agreement entered into by the Company or an Affiliate of the Company and a Participant setting forth the terms and provisions applicable to Awards granted under this Plan; or (ii) a written statement issued by the Company or an Affiliate of the Company to a Participant describing the terms and provisions of such Award. All Award Agreements shall be deemed to incorporate the provisions of the Plan. An Award Agreement need not be identical to other Award Agreements either in form or substance.

d)           “Beneficial Ownership” shall have the meaning ascribed to such term in Section 90 of the OSA.

e)           “Blackout Period” means a period of time during which the Participant cannot sell Shares, due to applicable law or policies of the Company in respect of insider trading.

f)           “Board” or “Board of Directors” means the Board of Directors of the Company.

g)            “Change of Control” shall occur if any of the following events occur:

any transaction at any time and by whatever means pursuant to which (A) the Company goes out of existence by any means, except for any corporate transaction or reorganization in which the proportionate voting power among holders of securities of the entity resulting from such corporate transaction or reorganization is substantially the same as the proportionate voting power of such holders of Company voting securities immediately prior to such corporate transaction or reorganization or (B) any Person or any group of two or more Persons acting jointly or in concert (other than the Company, a wholly-owned Subsidiary of the Company, an employee benefit plan of the Company or of any of its wholly-owned Subsidiaries, including the trustee of any such plan acting as trustee) hereafter acquires the direct or indirect “beneficial ownership” (as defined by the Business Corporations Act (Ontario) of, or acquires the right to exercise control or direction over, securities of the Company representing 50% or more of the Company’s then issued and outstanding securities in any manner whatsoever, including, without limitation, as a result of a take-over bid, an exchange of securities, an amalgamation of the Company with any other entity, an arrangement, a capital reorganization or any other business combination or reorganization;

the sale, assignment or other transfer of all or substantially all of the assets of the Company to a Person other than a wholly-owned Subsidiary of the Company;

the dissolution or liquidation of the Company except in connection with the distribution of assets of the Company to one or more Persons which were wholly-owned Subsidiaries of the Company immediately prior to such event;

the occurrence of a transaction requiring approval of the Company’s shareholders whereby the Company is acquired through consolidation, merger, exchange of securities, purchase of assets, amalgamation, arrangement or otherwise by any other Person (other than a short form amalgamation or exchange of securities with a wholly-owned Subsidiary of the Company);

a majority of the members of the Board of Directors of the Company are replaced or changed, as a result of or in connection with any: (A) take-over bid, consolidation, merger, exchange of securities, amalgamation, arrangement, capital reorganization or any other business combination or reorganization involving or relating to the Company; (B) sale, assignment or other transfer of all or substantially all of the assets of the Company in one or a series of transactions, or any purchase of assets; or (C) dissolution or liquidation of the Company;

during any two-year period, a majority of the members of the Board of Directors of the Company is replaced by directors who are not nominated and approved by the Board of Directors of the Company;

with respect to holders of Options who are employed by a subsidiary of the Company, an event set forth in (i), (ii), (iii) or (iv) has occurred with respect to such subsidiary (the “Employing Subsidiary”), in which case the term “Company” in those paragraphs will be read to mean “Employing Subsidiary” and the phrase “ wholly-owned Subsidiary(ies)” will be read to mean “ Affiliate(s) or wholly-owned Subsidiary(ies)”; or

the Board passes a resolution to the effect that, for the purposes of some or all of the Award Agreements, an event set forth in (i), (ii), (iii), (iv) or (v) above has occurred.

Notwithstanding the foregoing, the Committee may modify the definition of a Change of Control for a particular Award or Awards as the Committee deems appropriate to comply with Section 409A of the Code.

h)           “Change of Control Price” means the highest price per Share offered in conjunction with any transaction resulting in a Change of Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash). In the case of a Change of Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change of Control occurs, except if the relevant participant is subject to taxation under the ITA such Change of Control price shall be deemed to be a price determined by the Committee based on the closing price of a Share on the TSX or the NYSE on the trading day preceding the Change of Control date or based on the volume weighted average trading price of the Shares on the TSX and NYSE for the five trading days immediately preceding the Change of Control date.

i)           “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

j)            “Committee” means the Board of Directors, or, if so delegated in whole or in part by the Board, the Compensation Committee, or any other duly authorized committee of the Board appointed by the Board to administer the Plan.

k)           “Company” means Energy Fuels Inc., an Ontario corporation, and any successor thereto as provided in Article 18 herein.

l)           “Constructively Terminated” means, unless otherwise specified by the Committee in the Award Agreement, a voluntary termination of employment by an Employee within ten (10) business days after any of the following actions by the Company, an Affiliate, or a person acting on behalf of either:

(i)           Requiring the Employee to be based as his/her regular or customary place of employment at any office or location more than fifty (50) miles from the location at which the Employee performed his/her duties immediately prior to the Change of Control, or in a state or province other than the one in which the Employee performed his/her duties immediately prior to the Change of Control, in each case except for travel reasonably required in the performance of the individual’s responsibilities;

(i)           Materially reducing the Employee’s base salary below the rate in effect at the time of a Change of Control;

(ii)           Failing to pay the Employee’s base salary, other wages or employment-related benefits as required by law; or

(iii)           A material reduction or diminution in the level of responsibility, or office of the Employee, provided that before any claim of material reduction or diminution of responsibility may be relied upon by the Employee, the Employee must have provided written notice to the Employee’s supervisor and the Board of the alleged material reduction or diminution of responsibility and have given the Company or Affiliate, as the case may be, at least thirty (30) calendar days within which to cure the alleged material reduction or diminution of responsibility.

m)           “Consultant” means a Person that:

(i)	is a natural person;

(ii)	is engaged to provide services to the Company or an Affiliate other than services provided in relation to a distribution of securities of the Company or an Affiliate;

(iii)	provides the services under a written contract with the Company or an Affiliate;

(iv)	spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate; and

(i)

provides bona fide services to the Company or its majority-owned subsidiaries and such services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

n)           “Deferred Share Unit” means an Award denominated in units that provides the holder thereof with a right to receive Shares or cash or a combination thereof upon settlement of the Award, granted under Article 9 herein and subject to the terms of this Plan.

o)           “Director” means any individual who is a member of the Board of Directors of the Company.

p)           “Dividend Equivalent” means a right with respect to an Award to receive cash, Shares or other property equal in value and form to dividends declared by the Board and paid with respect to outstanding Shares. Dividend Equivalents shall not apply to an Award unless specifically provided for in the Award Agreement, and if specifically provided for in the Award Agreement shall be subject to such terms and conditions set forth in the Award Agreement as the Committee shall determine.

q)           “Employee” means any employee of the Company or an Affiliate. Directors who are not otherwise employed by the Company or an Affiliate shall not be considered Employees under this Plan.

r)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

s)           “Fair Market Value” or “FMV” means, unless otherwise required by any applicable provision of the Code or any regulations thereunder or by any applicable accounting standard for the Company’s desired accounting for Awards or by the rules of the NYSE or the TSX, a price that is determined by the Committee, provided that such price cannot be less than the greater of i) the volume weighted average trading price of the Shares on the TSX or the NYSE for the five trading days immediately prior to the grant date or ii) the closing price of the Shares on the TSX or the NYSE on the trading day immediately prior to the grant date.

t)           “Fiscal Year” means the Company’s fiscal year commencing on January 1 and ending on December 31 or such other fiscal year as approved by the Board.

u)           “Freestanding SAR” means a SAR that is not a Tandem SAR, as described in Article 7 herein.

v)           “Grant Price” means the price against which the amount payable is determined upon exercise of an SAR.

w)           “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 herein and that is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code, or any successor provision.

x)           “ITA” means the Income Tax Act (Canada).

y)           “Non-Employee Director” means a Director who is not an Employee.

z)           “Nonqualified Stock Option” or “NQSO” means an Option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option or that otherwise does not meet the requirements for treatment as an Incentive Stock Option under Section 422 of the Code, or any successor provision.

aa)           “NYSE” means the NYSE American LLC.

bb)           “Option” means the conditional right to purchase Shares at a stated Option Price for a specified period of time in the form of an Incentive Stock Option or a Nonqualified Stock Option subject to the terms of this Plan.

cc)           “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

dd)           “OSA” means the Securities Act (Ontario), as may be amended from time to time.

ee)           “Participant” means an Employee, Non-Employee Director or Consultant who has been selected to receive an Award, or who has an outstanding Award granted under the Plan.

ff)           “Performance Goal” means a performance criterion selected by the Committee for a given Award for purposes of Article 11 based on one or more performance measures.

gg)           “Performance Period” means the period of time during which the assigned performance criteria must be met in order to determine the degree of payout and/or vesting with respect to an Award.

hh)           “Performance Share” means an Award granted under Article 10 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

ii)           “Performance Unit” means an Award granted under Article 10 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

jj)           “Period of Restriction” means the period when an Award of Restricted Stock or Restricted Stock Units is subject to forfeiture based on the passage of time, the achievement of performance criteria, and/or upon the occurrence of other events as determined by the Committee, in its discretion.

kk)           “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof; provided, however, that “Person” shall not include (i) the Company or any Affiliate, or (ii) any employee benefit plan (including an employee stock ownership plan) sponsored by the Company or any Affiliate.

ll)               “Restricted Stock” means an Award of Shares subject to a Period of Restriction, granted under Article 8 herein and subject to the terms of this Plan.

mm)           “Restricted Stock Unit” means an Award denominated in units subject to a Period of Restriction, with a right to receive Shares or cash or a combination thereof upon settlement of the Award, granted under Article 8 herein and subject to the terms of this Plan.

nn)           “Shares” means common shares of the Company.

oo)           “Significant Stockholder” means a person who at the time of a grant of an ISO to such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any of its Affiliates.

pp)           “Stock Appreciation Right” or “SAR” means the conditional right to receive the difference between the FMV of a Share on the date of exercise over the Grant Price, pursuant to the terms of Article 7 herein and subject to the terms of this Plan.

qq)           “Stock-Based Award” means an equity-based or equity-related Award granted under Article 11 herein and subject to the terms of this Plan, and not otherwise described by the terms of this Plan.

rr)           “Tandem SAR” means a SAR that the Committee specifies is granted in connection with a related Option pursuant to Article 7 herein and subject to the terms of this Plan, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be cancelled) or a SAR that is granted in tandem with an Option but the exercise of such Option does not cancel the SAR, but rather results in the exercise of the related SAR. Regardless of whether an Option is granted coincident with a SAR, a SAR is not a Tandem SAR unless so specified by the Committee at the time of grant.

ss)           “TSX” means the Toronto Stock Exchange.

tt)           “Voting Power” shall mean such number of Voting Securities as shall enable the holders thereof to cast all the votes which could be cast in an annual election of directors of a company.

uu)           “Voting Securities” shall mean all securities entitling the holders thereof to vote in an annual election of directors of a company.

ARTICLE 3. ADMINISTRATION

3.1          General. The Committee shall be responsible for administering the Plan. The Committee may employ attorneys, consultants, accountants, agents and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.

All actions taken and all interpretations and determinations made by the Committee shall be final, conclusive and binding upon the Participants, the Company, and all other interested parties.

3.2          Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement ancillary to or in connection with the Plan, to determine eligibility for Awards, and to adopt such rules, regulations and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including grant and exercise price, and vesting terms and, subject to Article 16, adopting modifications and amendments, or subplans to the Plan or any Award Agreement, including, without limitation, any that are necessary or appropriate to comply with the laws or compensation practices of the jurisdictions in which the Company and Affiliates operate.

3.3           Delegation. The Committee may delegate to one or more of its members any of the Committee’s administrative duties or powers as it may deem advisable; provided, however, that any such delegation shall not be inconsistent with the provisions of Rule 16b-3 under the Exchange Act as to actions to be taken by the Committee in connection therewith, and must be permitted under applicable corporate law.

ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1                Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall not exceed the number which represents 10% of the issued and outstanding Shares from time to time (the “Total Share Authorization”). Subject to applicable law, the requirements of the TSX or the NYSE and any shareholder or other approval which may be required, the Board may in its discretion amend the Plan to increase such limit without notice to any Participants.

The number of Shares reserved for issue to Insiders pursuant to this Plan, together with Shares reserved for issue to Insiders under any other existing share compensation arrangement of the Company, shall not exceed 10% of the aggregate outstanding Shares of the Company. Within any one-year period, the number of Shares issued to Insiders pursuant to this Plan and all other existing share compensation arrangement of the Company shall not exceed 10% of the aggregate outstanding Shares of the Company. If the number of Shares shall be increased or decreased as a result of a stock split, consolidation reclassification or recapitalization and not as a result of the issuance of Shares for additional consideration or by way of a stock dividend in the ordinary course, the Company may make appropriate adjustments to the maximum number of Shares which may be issued from the treasury of the Company under the Plan.

For greater clarity, any Awards that are not settled in Shares shall not reduce any of these reserves. Any Shares related to Awards (or, after the Approval Date, awards granted under the Predecessor Plan) which (i) terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such Shares, (ii) are settled in cash either in lieu of Shares or otherwise, or (iii) are exchanged with the Committee’s approval for Awards not involving Shares, shall be available again for issuance under the Plan. The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or Dividend Equivalents that are reinvested into additional Shares or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares or Stock-Based Awards. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

4.2           Adjustments in Authorized Shares. In the event of any corporate event or transaction (collectively, a “Corporate Reorganization”) (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, arrangement, amalgamation, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee shall make or provide for such adjustments or substitutions, as applicable, in the number and kind of Shares that may be issued under the Plan, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Award Limits, the limit on issuing Awards other than Options granted with an Option Price equal to at least the FMV of a Share on the date of grant or Stock Appreciation Rights with a Grant Price equal to at least the FMV of a Share on the date of grant, and any other value determinations applicable to outstanding Awards or to this Plan, as are equitably necessary to prevent dilution or enlargement of Participants’ rights under the Plan that otherwise would result from such corporate event or transaction. In connection with a Corporate Reorganization, the Committee shall have the discretion to permit a holder of Options to purchase (at the times, for the consideration, and subject to the terms and conditions set out in this Plan) and the holder will then accept on the exercise of such Option, in lieu of the Shares that such holder would otherwise have been entitled to purchase, the kind and amount of shares or other securities or property that such holder would have been entitled to receive as a result of the Corporate Reorganization if, on the effective date thereof, that holder had owned all Shares that were subject to the Option. Such adjustments shall be made automatically, without the necessity of Committee action, on the customary arithmetical basis in the case of any stock split, including a stock split effected by means of a stock dividend, and in the case of any other dividend paid in Shares.

The Committee shall also make appropriate adjustments in the terms of any Awards under the Plan as are equitably necessary to reflect such corporate event or transaction and may modify any other terms of outstanding Awards, including modifications of performance criteria and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan., provided that any such adjustments must comply with Section 409A of the Code with respect to any U.S. Participants.

Subject to the provisions of Article 14 and any applicable law or regulatory requirement, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance, assumption, substitution or conversion of Awards under this Plan in connection with any such corporate event or transaction, upon such terms and conditions as it may deem appropriate. Additionally, the Committee may amend the Plan, or adopt supplements to the Plan, in such manner as it deems appropriate to provide for such issuance, assumption, substitution or conversion as provided in the previous sentence.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

5.1           Eligibility. Individuals eligible to participate in the Plan include all Employees, Non-Employee Directors and Consultants.

5.2           Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, in its sole discretion select from among eligible Employees, Non-Employee Directors and Consultants, those to whom Awards shall be granted under the Plan, and shall determine in its discretion the nature, terms, conditions and amount of each Award.

ARTICLE 6. STOCK OPTIONS

6.1           Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee in its discretion. ISOs may be granted only to Employees of the Company or a parent or subsidiary corporation of the Company within the meaning of Section 424 of the Code, and no ISOs may be granted more than ten (10) years after the Approval Date. Notwithstanding Section 4.1 of the Plan, the maximum number of Shares issuable upon the exercise of ISOs is 4,200,000.

6.2           Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and any such other provisions as the Committee shall determine. The Award Agreement shall also specify whether the Option is intended to be an ISO or a NQSO.

6.3           Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee and shall be specified in the Award Agreement. The Option Price for an Option shall be not less than the FMV of the Shares on the date of grant; provided, however, that the Option Price for an ISO granted to a Significant Stockholder shall be not less than one hundred ten percent (110%) of the FMV of the Shares on the date of grant.

6.4           Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant, and provided further that no ISO granted to a Significant Stockholder shall be exercisable after the expiration of five (5) years from the date of grant. Notwithstanding the foregoing, the expiry date of any NQSO shall be extended to the tenth business day following the last day of a Blackout Period if the expiry date would otherwise occur in a Blackout Period or within five days of the end of the Blackout Period.

6.5           Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and on the occurrence of such events, and be subject to such restrictions and conditions, as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6           Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash, certified cheque or wire transfer; or (b) by any other method approved or accepted by the Committee in its sole discretion subject to the rules of the TSX and NYSE, as applicable and such rules and regulations as the Committee may establish.

Subject to Section 6.7 and any governing rules or regulations, as soon as practicable after receipt of a notification of exercise and full payment for the Shares, the Shares in respect of which the Option has been exercised shall be issued as fully-paid and non-assessable shares of the Company. As of the business day the Company receives such notice and such payment, the Participant (or the person claiming through him, as the case may be) shall be entitled to be entered on the share register of the Company as the holder of the number of Shares in respect of which the Option was exercised and to receive as promptly as possible thereafter a certificate or evidence of book entry representing the said number of Shares. The Company shall cause to be delivered to the Participant Share certificates or evidence of book entry Shares in an appropriate amount based upon the number of Shares purchased under the Option(s), but in any event, on or before the 15th day of the third month of the year following the year in which the Option was exercised.

6.7           Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted pursuant to this Plan as it may deem advisable, including, without limitation, requiring the Participant to hold the Shares acquired pursuant to exercise for a specified period of time, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed and/or traded.

6.8           Death, Retirement and Termination of Employment.

(a)	Death: If a Participant dies while an Employee, officer or director of or Consultant to the Company or an Affiliate:

(i)	the executor or administrator of the Participant’s estate may exercise Options of the Participant equal to the number of Options that were exercisable at the Termination Date (as defined below);

(ii)

the right to exercise such Options terminates on the earlier of: (i) the date that is 12 months after the Termination Date; and (ii) the date on which the exercise period of the particular Option expires. Any Options held by the Participant that are not yet vested at the Termination Date immediately expire and are cancelled and forfeited to the Company on the Termination Date; and

(iii)	such Participant’s eligibility to receive further grants of Options under the Plan ceases as of the Termination Date.

(b)	Retirement: If a Participant voluntarily retires then:

(i)

any Options held by the Participant that are exercisable at the Termination Date continue to be exercisable by the Participant until the earlier of: (i) the date that is six months after the Termination Date, provided that if an ISO is exercised after the date that is three months from the Termination Date, then such Option shall no longer be considered to be an ISO; and (ii) the date on which the exercise period of the particular Option expires. Any Options held by the Participant that are not yet vested at the Termination Date immediately expire and are cancelled and forfeited to the Company on the Termination Date,

(ii)

the eligibility of a Participant to receive further grants under the Plan ceases as of the date that the Company or an Affiliate, as the case may be, provides the Participant with written notification that the Participant’s employment or term of office or engagement, is terminated, notwithstanding that such date may be prior to the Termination Date, and

(iii)

notwithstanding (b)(i) and (ii) above, unless the Committee, in its sole discretion, otherwise determines, at any time and from time to time, Options are not affected by a change of employment arrangement within or among the Company or an Affiliate for so long as the Participant continues to be an employee of the Company or an Affiliate.

(c)

Termination of Employment: Where a Participant’s employment or term of office or engagement terminates (for any reason other than death or voluntary retirement (whether such termination occurs with or without any or adequate notice or reasonable notice, or with or without any or adequate compensation in lieu of such notice)), then:

(i)

any Options held by the Participant that are exercisable at the Termination Date continue to be exercisable by the Participant until the earlier of: (i) the date that is three months after the Termination Date; and (ii) the date on which the exercise period of the particular Option expires. Any Options held by the Participant that are not yet vested at the Termination Date immediately expire and are cancelled and forfeited to the Company on the Termination Date,

(ii)

the eligibility of a Participant to receive further grants under the Plan ceases as of the date that the Company or an Affiliate, as the case may be, provides the Participant with written notification that the Participant’s employment or term of office or engagement, is terminated, notwithstanding that such date may be prior to the Termination Date, and

(iii)

notwithstanding (c)(i) and (ii) above, unless the Committee, in its sole discretion, otherwise determines, at any time and from time to time, Options are not affected by a change of employment arrangement within or among the Company or an Affiliate for so long as the Participant continues to be an employee of the Company or an Affiliate.

(d)	For purposes of section 6.8, the term, “Termination Date” means, in the case of a Participant whose employment or term of office or engagement with the Company or an Affiliate terminates:

(i)	by reason of the Participant’s death, the date of death;

(ii)

for any reason whatsoever other than death, the date of the Participant’s last day actively at work for or actively engaged by the Company or the Affiliate, as the case may be; and for greater certainty “Termination Date” in any such case specifically does not mean the date on which any period of contractual notice or reasonable notice that the Company or the Affiliate, as the case may be, may be required at law to provide to a Participant would expire; and

(iii)	the resignation of a director or the expiry of a director’s term on the Board without re-election (or nomination for election) shall be considered to be a termination of his or her term of office.

6.9           Nontransferability of Options.

(a)           Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during such Participant’s lifetime only by such Participant.

(b)           Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement at the time of grant or thereafter by the Committee, a NQSO granted under this Article 6 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement at the time of grant or thereafter by the Committee, all NQSOs granted to a Participant under this Article 6 shall be exercisable during such Participant’s lifetime only by such Participant.

6.10           Notification of Disqualifying Disposition. The Participant to whom an ISO is granted shall notify the Company upon the disposition of Shares issued pursuant to the exercise of an ISO or Shares received as a dividend on ISO stock. The Company shall use such information to determine whether a disqualifying disposition as described in Section 421(b) of the Code has occurred.

6.11           $100,000 Annual ISO Limitation. To the extent that the aggregate FMV of Shares (determined as of the time the ISOs with respect to such Shares are granted) with respect to which ISOs are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and any Affiliate) exceeds $100,000 (or such other amount as may be allowed under Section 422 of the Code), such ISOs shall be treated as NQSOs. The foregoing provisions shall be applied by taking ISOs into account in the order in which they were granted.

ARTICLE 7. STOCK APPRECIATION RIGHTS

7.1           Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time and upon such terms as shall be determined by the Committee in its discretion. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

The SAR Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The SAR Grant Price may include a Grant Price based on one hundred percent (100%) of the FMV of the Shares on the date of grant, a Grant Price that is set at a premium to the FMV of the Shares on the date of grant, or is indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion, provided that the Grant Price may never be less than the FMV of the Shares on the date of Grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2           SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and any such other provisions as the Committee shall determine.

7.3           Term of SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.

7.4           Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5           Exercise of Tandem SARs. With respect to Participants who are not subject to taxation under the ITA, Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. With respect to Participants subject to taxation under the ITA, prior to exercising a Tandem SAR the Participant must elect to receive the Tandem SAR in consideration for the disposition of that Participant’s right to receive shares under the Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the FMV of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (c) the Tandem SAR may be exercised only when the FMV of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.6           Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount representing the difference between the FMV of the underlying Shares on the date of exercise over the Grant Price. At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares of equivalent value (based on the FMV on the date of exercise of the SAR, as defined in the Award Agreement or otherwise defined by the Committee thereafter), in some combination thereof, or in any other form approved by the Committee at its sole discretion. Payment shall be made no earlier than the date of exercise nor later than 2-1/2 months after the close of the year in which the SAR is exercised. The Committee’s determination regarding the form of SAR payout shall be set forth or reserved for later determination in the Award Agreement for the grant of the SAR.

7.7           Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment or other relationship with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.8           Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement at the time of grant or thereafter by the Committee, an SAR granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement at the time of grant or thereafter by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during such Participant’s lifetime only by such Participant.

7.9           Other Restrictions. Without limiting the generality of any other provision of this Plan, the Committee may impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to the Plan as it may deem advisable. This includes, but is not limited to, requiring the Participant to hold the Shares received upon exercise of an SAR for a specified period of time.

ARTICLE 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1           Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts and upon such terms as the Committee shall determine.

8.2           Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, the settlement date for Restricted Stock Units, and any such other provisions as the Committee shall determine, provided that unless otherwise determined by the Committee or as set out in any Award Agreement, no Restricted Stock Unit shall vest later than three years after the date of grant.

8.3           Nontransferability of Restricted Stock and Restricted Stock Units. Except as otherwise provided in this Plan or the Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction specified in the Award Agreement (and in the case of Restricted Stock Units until the date of settlement through delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement at the time of grant or thereafter by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during such Participant’s lifetime only to such Participant, except as otherwise provided in the Award Agreement at the time of grant or thereafter by the Committee.

8.4           Other Restrictions. The Committee shall impose, in the Award Agreement at the time of grant or anytime thereafter, such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance criteria, time-based restrictions on vesting following the attainment of the performance criteria, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, subject to Section 19.5, the Company may retain the certificates representing Shares of Restricted Stock, or Shares delivered in settlement of Restricted Stock Units, in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse, but in no event will delivery of such Shares be made later than the earlier of (i) 2-1/2 months after the close of the year in which such conditions or restrictions were satisfied or lapsed and (ii) December 31 of the third year following the year of the grant date.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse, and Restricted Stock Units shall be settled through payment in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion, shall determine.

8.5           Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following:

The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in the 2015 Omnibus Equity Incentive Compensation Plan and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from Energy Fuels Inc.

8.6           Voting Rights. To the extent required by law, Participants holding Shares of Restricted Stock granted hereunder shall have the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.7           Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock or Restricted Stock Units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or Dividend Equivalents while they are so held in a manner determined by the Committee in its sole discretion. Dividend Equivalents shall not apply to an Award unless specifically provided for in the Award Agreement. The Committee may apply any restrictions to the dividends or Dividend Equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or Dividend Equivalents, including cash, Shares, Restricted Stock or Restricted Stock Units.

8.8           Death and other Termination of Employment.

(a)	Death: If a Participant dies while an Employee, officer or director of or Consultant to the Company or an Affiliate:

(i)

any Restricted Stock Units held by the Participant that have vested as at the Termination Date (as defined below), shall be paid to the Recipient’s estate. Any Restricted Stock Units that have not vested as at the Termination Date will be immediately cancelled and forfeited to the Company on the Termination Date; and

(ii)	such Participant’s eligibility to receive further grants of Restricted Stock Units under the Plan ceases as of the Termination Date.

(b)

Termination other than Death: Where a Participant’s employment or term of office or engagement terminates for any reason other than death (whether such termination occurs with or without any or adequate notice or reasonable notice, or with or without any or adequate compensation in lieu of such notice), then:

(i)

any Restricted Stock Units held by the Participant that have vested before the Termination Date shall be paid to the Recipient. Any Restricted Stock Units held by the Participant that are not yet vested at the Termination Date will be immediately cancelled and forfeited to the Company on the Termination Date;

(ii)

the eligibility of a Participant to receive further grants under the Plan ceases as of the date that the Company or an Affiliate, as the case may be, provides the Participant with written notification that the Participant’s employment or term of office or engagement, is terminated, notwithstanding that such date may be prior to the Termination Date; and

(iii)

notwithstanding (b)(i) and (ii) above, unless the Committee, in its sole discretion, otherwise determines, at any time and from time to time, Restricted Stock Units are not affected by a change of employment arrangement within or among the Company or an Affiliate for so long as the Participant continues to be an employee of the Company or an Affiliate.

(c)	For purposes of section 8.8, the term, “Termination Date” means, in the case of a Participant whose employment or term of office or engagement with the Company or an Affiliate terminates:

(i)	by reason of the Participant’s death, the date of death;

(ii)

for any reason whatsoever other than death, the date of the Participant’s last day actively at work for or actively engaged by the Company or the Affiliate, as the case may be; and for greater certainty “Termination Date” in any such case specifically does not mean the date on which any period of contractual notice or reasonable notice that the Company or the Affiliate, as the case may be, may be required at law to provide to a Participant would expire; and

(iii)	the resignation of a director or the expiry of a director’s term on the Board without re-election (or nomination for election) shall be considered to be a termination of his or her term of office.

8.9           Payment in Settlement of Restricted Stock Units. When and if Restricted Stock Units become payable, a Participant having received the grant of such units shall be entitled to receive payment from the Company in settlement of such units in cash, Shares of equivalent value (based on the FMV, as defined in the Award Agreement at the time of grant or thereafter by the Committee), in some combination thereof, or in any other form determined by the Committee at its sole discretion. The Committee’s determination regarding the form of payout shall be set forth or reserved for later determination in the Award Agreement for the grant of the Restricted Stock Unit.

ARTICLE 9. DEFERRED SHARES UNITS

9.1           Grant of Deferred Share Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Deferred Share Units to Participants in such amounts and upon such terms as the Committee shall determine.

9.2           Deferred Share Unit Agreement. Each Deferred Share Unit grant shall be evidenced by an Award Agreement that shall specify the number of Deferred Share Units granted, the settlement date for Deferred Share Units, and any other provisions as the Committee shall determine, including, but not limited to a requirement that Participants pay a stipulated purchase price for each Deferred Share Unit, restrictions based upon the achievement of specific performance criteria, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which the Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Deferred Share Units.

9.3           Nontransferability of Restricted Stock and Restricted Stock Units. Except as otherwise provided in this Plan or the Award Agreement, the Deferred Share Units granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated. All rights with respect to the Deferred Share Units granted to a Participant under the Plan shall be available during such Participant’s lifetime only to such Participant, except as otherwise provided in the Award Agreement at the time of grant or thereafter by the Committee.

9.4           Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Deferred Share Units following termination of the Participant’s employment or other relationship with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Deferred Share Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

ARTICLE 10. PERFORMANCE SHARES AND PERFORMANCE UNITS

10.1           Grant of Performance Shares and Performance Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Performance Shares and/or Performance Units to Participants in such amounts and upon such terms as the Committee shall determine.

10.2           Value of Performance Shares and Performance Units. Each Performance Share and Performance Unit shall have an initial value equal to the FMV of a Share on the date of grant. The Committee shall set performance criteria for a Performance Period in its discretion, which, depending on the extent to which they are met, will determine, in the manner determined by the Committee and set forth in the Award Agreement, the value and/or number of each Performance Share or Performance Unit that will be paid to the Participant.

10.3           Earning of Performance Shares and Performance Units. Subject to the terms of this Plan and the applicable Award Agreement, after the applicable Performance Period has ended, the holder of Performance Shares/Performance Units shall be entitled to receive payout on the value and number of Performance Shares/Performance Units, determined as a function of the extent to which the corresponding performance criteria have been achieved. Notwithstanding the foregoing, the Company shall have the ability to require the Participant to hold any Shares received pursuant to such Award for a specified period of time.

10.4           Form and Timing of Payment of Performance Shares and Performance Units. Payment of earned Performance Shares/Performance Units shall be as determined by the Committee and as set forth in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Shares/Performance Units in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Shares/Performance Units at the end of the applicable Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement for the grant of the Award or reserved for later determination.

10.5           Dividends and Other Distributions. The Committee shall determine whether Participants holding Performance Shares will receive Dividend Equivalents with respect to dividends declared with respect to the Shares. Dividends or Dividend Equivalents may be subject to accrual, forfeiture or payout restrictions as determined by the Committee in its sole discretion.

10.6           Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Shares/Performance Units following termination of the Participant’s employment or other relationship with the Company or an Affiliate. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Awards of Performance Shares/Performance Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.7           Nontransferability of Performance Shares and Performance Units. Except as otherwise provided in a Participant’s Award Agreement at the time of grant or thereafter by the Committee, Performance Shares/Performance Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise by the Committee at any time, a Participant’s rights under the Plan shall inure during such Participant’s lifetime only to such Participant.

ARTICLE 11. FULL VALUE STOCK-BASED AWARDS

11.1           Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, including, but not limited to, being subject to performance criteria, or in satisfaction of such obligations, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares.

11.2           Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive Stock-Based Awards following termination of the Participant’s employment or other relationship with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

11.3           Nontransferability of Stock-Based Awards. Except as otherwise provided in a Participant’s Award Agreement at the time of grant or thereafter by the Committee, Stock-Based Awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement at the time of grant or thereafter by the Committee, a Participant’s rights under the Plan shall be exercisable during such Participant’s lifetime only by such Participant.

ARTICLE 12. BENEFICIARY DESIGNATION

A Participant’s “beneficiary” is the person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant’s death. A Participant may designate a beneficiary or change a previous beneficiary designation at such times as prescribed by the Committee and by using such forms and following such procedures approved or accepted by the Committee for that purpose. If no beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant’s death, the beneficiary shall be the Participant’s estate.

Notwithstanding the provisions above, the Committee may, in its discretion, after notifying the affected Participants, modify the foregoing requirements, institute additional requirements for beneficiary designations, or suspend the existing beneficiary designations of living Participants or the process of determining beneficiaries under this Article 12, or both, in favor of another method of determining beneficiaries.

ARTICLE 13. DEFERRALS

The Committee may permit or require a Participant to defer such Participant’s receipt of any Award, or payment in settlement or exercise of any Award, provided that any such deferral must comply with the applicable requirements of Section 409A of the Code and the Treasury regulations thereunder so that such deferral does not cause the Participant to be subject to taxes and interest pursuant to Section 409A of the Code.

ARTICLE 14. RIGHTS OF PERSONS ELIGIBLE TO PARTICIPATE

14.1           Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant’s employment, consulting or other service relationship with the Company or an Affiliate at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or an Affiliate.

Neither an Award nor any benefits arising under this Plan shall constitute part of an employment or service contract with the Company or an Affiliate, and, accordingly, subject to the terms of this Plan, this Plan may be terminated or modified at any time in the sole and exclusive discretion of the Committee or the Board without giving rise to liability on the part of the Company or an Affiliate for severance payments or otherwise, except as provided in this Plan.

For purposes of the Plan, unless otherwise provided by the Committee, a transfer of employment of a Participant between the Company and an Affiliate or among Affiliates, shall not be deemed a termination of employment. The Committee may provide in a Participant’s Award Agreement or otherwise the conditions under which a transfer of employment to an entity that is spun off from the Company or an Affiliate shall not be deemed a termination of employment for purposes of an Award.

14.2           Participation. No Employee or other Person eligible to participate in the Plan shall have the right to be selected to receive an Award. No person selected to receive an Award shall have the right to be selected to receive a future Award, or, if selected to receive a future Award, the right to receive such future Award on terms and conditions identical or in proportion in any way to any prior Award.

14.3           Rights as a Shareholder. A Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

CHANGE OF CONTROL

14.4           Accelerated Vesting and Payment. Subject to the provisions of Section 16.2 or as otherwise provided in the Award Agreement, in the event of a Change of Control, unless otherwise specifically prohibited under law or by the rules and regulations of a national securities exchange or market on which Shares are listed or traded:

(a)           Any and all Options and SARs granted hereunder shall be accelerated to become immediately exercisable in full;

(b)           Any Period of Restriction and other restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse, and Restricted Stock Units shall be immediately settled and payable;

(c)           The target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based Restricted Stock Units, Performance Units and Performance Shares shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change of Control, and:

(i)           The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change of Control, (or such other time prior to the time of the Change of Control, if the Committee in its reasonable discretion determines is appropriate) and shall be paid out to Participants within thirty (30) days following the effective date of the Change of Control; and

(ii)           Awards denominated in cash shall be paid to Participants in cash within thirty (30) days following the effective date of the Change of Control;

(d)           Upon a Change of Control, unless otherwise specifically provided in a written agreement entered into between the Participant and the Company or an Affiliate, the Committee shall immediately cause all other Stock-Based Awards to vest and be paid out as determined by the Committee; and

(e)           The Committee shall have the discretion to unilaterally determine that all outstanding Awards shall be cancelled upon a Change of Control, and that the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreements, shall be paid out in cash in an amount based on the Change of Control Price within a reasonable time subsequent to the Change of Control; provided, however, that no such payment shall be made on account of an ISO using a value higher than the FMV of the underlying Shares on the date of settlement.

14.5           Alternative Awards. Notwithstanding Section 15.1, no cancellation, acceleration of vesting, lapsing of restrictions, payment of an Award, cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change of Control that such Award shall be honored or assumed, or new rights substituted therefor (with such honored, assumed or substituted Award hereinafter referred to as an “Alternative Award”) by any successor to the Company or an Affiliate as described in Article 17; provided, however, that any such Alternative Award must:

(a)           Be based on stock which is traded on the TSX and/or an established U.S. securities market;

(b)           Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

(c)           recognize, for the purpose of vesting provisions, the time that the Award has been held prior to the Change of Control;

(d)           Have substantially equivalent economic value to such Award (determined prior to the time of the Change of Control); and

(e)           Have terms and conditions which provide that in the event that the Participant’s employment with the Company, an Affiliate or any successor as described in Article 18 is involuntarily terminated or Constructively Terminated at any time within at least twelve months following a Change of Control, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

14.6           Compliance with Section 280G of the Code. In the event that any accelerated Award vesting or payment received or to be received by a Participant pursuant to Section 15.1 herein (the “Benefit”) would (i) constitute a “parachute payment” within the meaning of and subject to Section 280G of the Code and (ii) but for this Section 15.3, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Benefit shall be reduced to the extent necessary so that no portion of the Benefit will be subject to the Excise Tax, as determined in good faith by the Committee; provided, however, that if, in the absence of any such reduction (or after such reduction), the Participant believes that the Benefit or any portion thereof (as reduced, if applicable) would be subject to the Excise Tax, the Benefit shall be reduced (or further reduced) to the extent determined by the Participant in his or her discretion so that the Excise Tax would not apply. If, notwithstanding any such reduction (or in the absence of such reduction), the Internal Revenue Service (“IRS”) determines that the Participant is liable for the Excise Tax as a result of the Benefit, then the Participant shall be obligated to return to the Company, within thirty days of such determination by the IRS, a portion of the Benefit sufficient such that none of the Benefit retained by the Participant constitutes a “parachute payment” within the meaning of Section 280G of the Code that is subject to the Excise Tax.

ARTICLE 15. AMENDMENT, MODIFICATION, SUSPENSION AND TERMINATION

15.1           Amendment, Modification, Suspension and Termination.

Except as set out in clauses (b) and (c) below, and as otherwise provided by law, or stock exchange rules, the Committee or Board may, at any time and from time to time, alter, amend, modify, suspend or terminate the Plan or any Award in whole or in part without notice to, or approval from, shareholders, including, but not limited to for the purposes of:

i.	making any acceleration of or other amendments to the general vesting provisions of any Award;

ii.

waiving any termination of, extending the expiry date of, or making any other amendments to the general term of any Award or exercise period thereunder provided that no Award held by an Insider may be extended beyond its original expiry date;

iii.	making any amendments to add covenants or obligations of the Company for the protection of Participants;

iv.

making any amendments not inconsistent with the Plan as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, it may be expedient to make, including amendments that are desirable as a result of changes in law or as a “housekeeping” matter; or

v.	making such changes or corrections which are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error.

Other than as expressly provided in an Award Agreement or as set out herein with respect to a Change of Control, the Committee shall not alter or impair any rights or increase any obligations with respect to an Award previously granted under the Plan without the consent of the Participant.

The following amendments to the Plan shall require the prior approval of the Company’s shareholders:

i.

A reduction in the Option Price of a previously granted Option or the Grant Price of a previously granted SAR benefitting an Insider of the Company or one of its Affiliates except for adjustments to the Option Price or Grant Price applicable to outstanding Awards pursuant to Section 4.2 hereof.

ii.	Any amendment or modification which would increase the total number of Shares available for issuance under the Plan or the total number of Shares available for ISOs under the Plan.

iii.	An increase to the limit on the number of Shares issued or issuable under the Plan to Insiders of the Company;

iv.	An extension of the expiry date of an Option or SAR, other than as otherwise permitted hereunder in relation to a Blackout Period; or

v.	Any amendment to the amendment provisions of the Plan under this Article 16.1.

15.2           Adjustment of Awards Upon the Occurrence of Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events in addition to the events described in Section 4.2 hereof affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

15.3           Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

ARTICLE 16. WITHHOLDING

The Company or any Affiliate shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any Affiliate, an amount sufficient to satisfy federal, state and local taxes or provincial, domestic or foreign (including the Participant’s FICA obligation), required by law or regulation to be withheld with respect to any taxable event arising or as a result of this Plan or any Award hereunder. The Committee may provide for Participants to satisfy withholding requirements by having the Company withhold and sell Shares or the Participant making such other arrangements, including the sale of Shares, in either case on such conditions as the Committee specifies.

Participant acknowledges and agrees that the ultimate liability for all taxes legally payable by Participant is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company. Participant further acknowledges that the Company (a) makes no representations or undertakings regarding the treatment of any taxes in in connection with any aspect of this Plan; and (b) does not commit to and is under no obligation to structure the terms of this Plan to reduce or eliminate Participant’s liability for taxes or achieve any particular tax result. Further, if Participant has become subject to tax in more than one jurisdiction, Participant acknowledges that the Company may be required to withhold or account for taxes in more than one jurisdiction.

ARTICLE 17. SUCCESSORS

Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the businesses and/or assets of the Company or Affiliate, as applicable.

ARTICLE 18. GENERAL PROVISIONS

18.1           Forfeiture Events. Without limiting in any way the generality of the Committee’s power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, failure to accept the terms of the Award Agreement, termination of employment under certain or all circumstances, violation of material Company and Affiliate policies, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection or other agreements that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and Affiliates.

Except as expressly otherwise provided in this Plan or an Award Agreement, the termination and the expiry of the period within which an Award will vest and may be exercised by a Participant shall be based upon the last day of actual service by the Participant to the Company and specifically does not include any period of notice that the Company may be required to provide to the Participant under applicable employment law.

18.2           Legend. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

18.3           Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)            Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)           Completion of any registration or other qualification of the Shares under any applicable law or ruling of any governmental body that the Company determines to be necessary or advisable.

18.4           Investment Representations. The Committee may require each Participant receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

18.5           Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis to the extent not prohibited by applicable law or the rules of any applicable stock exchange.

18.6           Unfunded Plan. Participants shall have no right, title or interest whatsoever in or to any investments that the Company or an Affiliate may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company or an Affiliate and any Participant, beneficiary, legal representative or any other person. Awards shall be general unsecured obligations of the Company, except that if an Affiliate executes an Award Agreement instead of the Company the Award shall be a general unsecured obligation of the Affiliate and not any obligation of the Company. To the extent that any individual acquires a right to receive payments from the Company or an Affiliate, such right shall be no greater than the right of an unsecured general creditor of the Company or Affiliate, as applicable. All payments to be made hereunder shall be paid from the general funds of the Company or Affiliate, as applicable, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to ERISA.

18.7           No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award Agreement. In such an instance, unless the Committee determines otherwise, fractional Shares and any rights thereto shall be forfeited or otherwise eliminated.

18.8           Other Compensation and Benefit Plans. Nothing in this Plan shall be construed to limit the right of the Company or an Affiliate to establish other compensation or benefit plans, programs, policies or arrangements. Except as may be otherwise specifically stated in any other benefit plan, policy, program or arrangement, no Award shall be treated as compensation for purposes of calculating a Participant’s rights under any such other plan, policy, program or arrangement.

18.9           No Constraint on Corporate Action. Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell or transfer all or any part of its business or assets, or (ii) to limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.

18.10           Compliance with United States Securities Laws. All Awards and the issuance of Shares underlying such Awards issued pursuant to the Plan will be issued pursuant to the registration requirements of the United States Securities Act of 1933, as amended, or an exemption from such registration requirements.

ARTICLE 19. LEGAL CONSTRUCTION

19.1           Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

19.2           Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

19.3           Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company or an Affiliate shall receive the consideration required by law for the issuance of Awards under the Plan.

The inability of the Company or an Affiliate to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company or an Affiliate to be necessary for the lawful issuance and sale of any Shares hereunder, shall relieve the Company or Affiliate of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19.4           Governing Law. The Plan and each Award Agreement shall be governed by the laws of the Province of Ontario excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

19.5           Compliance with Section 409A of the Code.

(a)           To the extent applicable, it is intended that this Plan and any Awards made hereunder shall not provide for the payment of “deferred compensation” within the meaning of Section 409A of the Code or shall be structured in a manner and have such terms and conditions that would not cause a Participant to be subject to taxes and interest pursuant to Section 409A of the Code. This Plan and any Awards made hereunder shall be administrated and interpreted in a manner consistent with this intent, and any provision that would cause this Plan or any Award made hereunder to become subject to taxation under Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consent of Participants).

(b)           Notwithstanding anything in this Plan or in any Award Agreement to the contrary, but subject to this Article 20.5(b) to the extent that any amount or benefit that would constitute “deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable under this Plan or any Award Agreement by reason of the occurrence of a Change of Control or the Participant’s disability or separation from service, such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless (i) the circumstances giving rise to such Change of Control, disability or separation from service meet the description or definition of “change in control event,” “disability,” or “separation from service,” as the case may be, in Section 409A of the Code and applicable proposed or final Treasury regulations thereunder, and (ii) the payment or distribution of such amount or benefit would otherwise comply with Section 409A of the Code and not subject the Participant to taxes and interest pursuant to Section 409A of the Code (which may require, if the Participant is a “specified employee” within the meaning of Section 409A of the Code, that the payment date shall not be earlier than the date that is six (6) months after the date of the Participant’s separation from service). This provision does not prohibit the vesting of any Award or the vesting of any right to eventual payment or distribution of any amount or benefit under this Plan or any Award Agreement.

(c)           Notwithstanding anything in this Plan or in any Award Agreement to the contrary, but subject to Section 20.5(b) to the extent necessary to avoid the application of Section 409A of the Code, (i) the Committee may not amend an outstanding Option, SAR or similar Award to extend the time to exercise such Award beyond the later of the 15th day of the third month following the date at which, or December 31 of the calendar year in which, the Award would otherwise have expired if the Award had not been extended, based on the terms of the Award at the original grant date (the “Safe Harbor Extension Period”), provided that, in any event, Options and SARs granted to U.S. Participants may not be extended past the 10th anniversary of the original date of grant, and (ii) any purported extension of the exercise period of an outstanding Award beyond the Safe Harbor Extension Period shall be deemed to be an amendment to the last day of the Safe Harbor Extension Period and no later.

(d)           The Committee shall use its reasonable discretion to determine the extent to which the provisions of Article 20.5 will apply to a Participant who is subject to taxation under the ITA.

SCHEDULE “D”

CONSULTING AGREEMENT

This Consulting Agreement (the “Agreement”), effective as of October 1, 2017 (the “Effective Date”), is entered into by and between ENERGY FUELS INC., having an office at 225 Union Blvd., Suite 600, Lakewood, CO 80228 (herein referred to as “Company”), and LIVIAKIS FINANCIAL COMMUNICATIONS, INC., a California corporation, having its headquarters at 655 Redwood Hwy., Suite 395, Mill Valley, CA (herein referred to as “Consultant”). Company and Consultant are sometimes referred to herein individually as a “party” and collectively as the “parties.”

RECITALS

WHEREAS, Company desires to engage the services of Consultant to represent Company in investor communications and financial public relations with existing and prospective shareholders, brokers, dealers and other investment professionals with respect to Company’s current and proposed activities, and to consult with Company’s management concerning such activities;

AGREEMENT

NOW THEREFORE, in consideration of the mutual obligations contained herein, the parties agree as follows:

2)

Initial Term. Company hereby agrees to retain the Consultant as an independent contractor to act in a consulting capacity to Company upon the terms and conditions hereinafter set forth, and Consultant hereby agrees to provide such services to Company commencing on the Effective Date and ending on September 30, 2018 (the “Initial Term”), unless earlier terminated pursuant to Section 13 of this Agreement or extended pursuant to Section 2 of this Agreement..

3)

Extension Period(s). The Initial Term of this Agreement may be extended at the end of the Initial Term for a one-year period and at the end of each of the next two years thereafter for an additional one-year period, for a total of up to three one-year extension periods after the end of the Initial Term (each an “Extension Period”), by mutual agreement of the parties. The Initial Term as so extended is referred to herein as the “Term” of this Agreement. Any such one-year extensions shall be determined by the parties in advance of the then current Term’s expiration.

4)	Duties of Consultant. Subject to all applicable laws, regulations, and stock exchange rules, Consultant agrees that it will generally provide the following consulting services:

a)

consult and assist Company in developing and implementing appropriate plans and means for presenting Company and its business plans, strategy and personnel to the financial community, establishing an image for Company in the financial community, and creating the foundation for subsequent financial public relations efforts;

b)	introduce Company to the financial community;

c)

with the cooperation of Company, maintain an awareness during the term of this Agreement of Company’s plans, strategy and personnel, as they may evolve during such period, and consult and assist Company in communicating appropriate information regarding such plans, strategy and personnel to the financial community;

d)

assist and consult with Company with respect to its (i) relations with stockholders, (ii) relations with brokers, dealers, analysts and other investment professionals, and (iii) financial public relations generally;

e)

perform the functions generally assigned to stockholder relations and public relations departments in major corporations, including responding to telephone and written inquiries (which may be referred to Consultant by Company); preparing reports and other communications with or to shareholders, the investment community and the general public; consulting with respect to the timing, form, distribution and other matters related to such reports and communications; and, at Company’s request and subject to Company’s securing its own rights to the use of its names, marks, and logos, consulting with respect to corporate symbols, logos, names, the presentation of such symbols, logos and names, and other matters relating to corporate image;

f)	upon Company’s direction and approval, disseminate information regarding Company to shareholders, brokers, dealers, other investment community professionals and the general investing public;

g)

upon Company’s approval, conduct meetings, in person or by telephone, with brokers, dealers, analysts and other investment professionals to communicate with them regarding Company’s plans, goals and activities, and assist Company in preparing for press conferences and other forums involving the media, investment professionals and the general investment public;

h)

at Company’s request, review business plans, strategies, mission statements budgets, proposed transactions and other plans for the purpose of advising Company of the public relations implications thereof;

i)	assist Company in raising capital through introductions (it is understood Consultant is not an “investment banking” firm and may not receive any commission for such introductions); and

j)	otherwise perform as Company’s consultant for public relations and relations with financial professionals.

Consultant will not publish or distribute electronically or otherwise any written materials relating to Company or its business or affairs without the prior written approval of Company.

5)

Allocation of Time and Energies. Consultant agrees to perform and discharge faithfully the responsibilities which may be assigned to Consultant from time to time by the officers and fully authorized representatives of Company in connection with the conduct of its financial and public relations and communications activities, so long as such activities are in compliance with applicable securities laws and regulations. Although no specific hours-per-day requirement will be required, Consultant agrees that it will perform the duties set forth in this Agreement in a diligent and professional manner. It is explicitly understood that Consultant’s performance of its duties hereunder will in no way be measured by the price of the Company’s common shares (“Common Shares”), nor the trading volume of the Common Shares. It is also understood that Company is entering into this Agreement with Consultant, and not any individual member of Consultant. Consultant will not be deemed to have breached this Agreement if any member, officer or director of Consultant leaves the firm or dies or becomes physically unable to perform any meaningful activities during the term of the Agreement, provided Consultant otherwise performs its obligations under this Agreement.

6)	Compensation.

a)	Fees.

As full and complete compensation for undertaking this engagement and for performance of the services described herein, Company shall pay to Consultant:

(i)        During the Initial Term, US$120,000 per calendar quarter, payable in arrears, at the end of each quarter for services performed during the quarter; and

(ii)        During each Extension Period, an amount per calendar quarter, payable in arrears, at the end of each quarter for services performed during the quarter, to be determined by mutual agreement of the parties prior to commencement of the Extension Period.

b)	Fees Payable in Common Shares

Subject to receipt of shareholder approval in accordance with Section 7 below, and subject to Section 5 e) below, all fees payable hereunder during the Term of this Agreement shall be paid in Common Shares at the applicable issue price (the “Issue Price”) determined in accordance with Section 5 c) below. If shareholder approval is not obtained in accordance with Section 7 b) below, all fees payable under this Agreement shall be paid in cash in the manner specified in Section 5 d) below for the Initial Term and as may be mutually agreed by the parties for any Extension Period.

The resale of all Common Shares issued under this Agreement shall be restricted in accordance with Rule 144 under (“Rule 144”) the Securities Act of 1933 (the “Securities Act”), as adopted by the U.S. Securities and Exchange Commission (“SEC”) and applicable Canadian securities laws and Toronto Stock Exchange rules. All of the Common Shares to be issued in the Initial Term were duly authorized by Company’s Board of Directors on December 19, 2017.

c)	Determination of Issue Price.

The Issue Price will be determined as follows:

(i)      the Issue Price for all Common Shares issued during the Initial Term shall be US$1.9395 per share, which is the volume weighted average price of the Common Shares on the NYSE American for the 5 trading days ending on and including December 18, 2017 (the day before the December 19, 2017 Board meeting at which this Agreement was approved); and

(ii)      the Issue Price for all Common Shares issued during any Extension Period shall be the volume weighted average price of the Common Shares on the NYSE American for the 5 trading days ending on the day prior to commencement of such Extension Period.

d)	Fees to be paid in Initial Term.

All fees earned under this Agreement from October 1, 2017 through the date of the annual meeting of shareholders of the Corporation currently scheduled to be held on May 30, 2018 (the “Meeting”) will be accrued and will not be paid until the date of the Meeting. If shareholder approval is obtained in accordance with Section 7 b) below, all such accrued fees up to the date of the Meeting will be paid on the date of the Meeting in Common Shares at the Issue Price. If shareholder approval is not obtained in accordance with Section 7 b) below, all accrued fees up to the date of the Meeting will be paid on the date of the Meeting in cash in an amount equal to 80% of the value of the Common Shares that would otherwise have been issued under this Agreement up to that time, based on the volume weighed average price of the Common Shares on the NYSE American for the five trading days ending on the day before the Meeting, and all other fees payable under this Agreement after the date of the Meeting will be paid in cash.

The fees payable for services during the calendar quarter ending on June 30, 2018 that are not paid on the date of the Meeting, shall be paid on June 30, 2018. The fees payable for services during the calendar quarter ending on September 30, 2018 shall be paid on that date.

e)	Maximum Number of Shares to be Issued Under this Agreement.

Notwithstanding any other provision in this Agreement, the maximum number of Common Shares that may be issued under this Agreement shall not exceed 900,000 Common Shares in total, without prior approval of the shareholders of the Corporation, and without prior receipt of all applicable regulatory and stock exchange approvals.

7)	Restricted Securities.

a)	Consultant Representations & Warranties. Consultant acknowledges, represents, warrants and agrees as follows:

(i)

the Common Shares will be issued by Company to Consultant in reliance on the exemption from Canadian prospectus and registration requirements set out in Section 2.24 of National Instrument 45-106 – Prospectus and Registration Exemptions adopted by the Canadian Securities Administrators, and are not subject to a hold period under Canadian securities laws and regulations. Consultant acknowledges and confirms that it has not been induced to accept the Common Shares in partial satisfaction of its compensation hereunder by expectation of the engagement or continued engagement of Consultant to provide services to Company or its affiliates;

(ii)

Consultant has had the opportunity to ask questions of and receive answers from Company regarding the acquisition of the Common Shares, and has received all the information regarding Company that it has requested;

(iii)

Consultant acknowledges that the Common Shares are highly speculative in nature and Consultant has such sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the investment. In connection with the delivery of the Common Shares, Consultant has not relied upon Company for investment, legal or tax advice, or other professional advice, and has in all cases sought or elected not to seek the advice of its own personal investment advisers, legal counsel and tax advisers. Consultant is able, without impairing its financial condition, to bear the economic risk of, and withstand a complete loss of the investment and it can otherwise be reasonably assumed to have the capacity to protect its own interests in connection with its investment in the Common Shares;

(iv)

Consultant acknowledges that Company may be required to file a report of trade with applicable Canadian securities regulators containing personal information about Consultant and that Company may also be required pursuant to applicable securities laws to file this Agreement on SEDAR and EDGAR. By executing this Agreement, Consultant authorizes the indirect collection of the information described in this Section by all applicable securities regulators and consents to the disclosure of such information to the public through (i) the filing of a report of trade with all applicable securities regulators and (ii) the filing of this Agreement on SEDAR and EDGAR;

(v)

Consultant acknowledges that the Common Shares have not been and will not be registered under the Securities Act, or applicable state securities laws, and the Common Shares are being offered and sold to Consultant in reliance upon Rule 506(b) of Regulation D and/or Section 4(a)(2) under the Securities Act;

(vi)	Consultant is an Accredited Investor as defined in Rule 501(a) of Regulation D under the Securities Act;

(vii)

Consultant acknowledges that it is not acquiring the Common Shares as a result of “general solicitation” or “general advertising” (as such terms are used in Regulation D under the Securities Act), including without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the internet, or broadcast over radio or television or on the internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(viii)

Consultant acknowledges that it is not acquiring the Common Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the Securities Act) in the United States in respect of any of the Common Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Common Shares; provided, however, that Consultant may sell or otherwise dispose of any of the Common Shares pursuant to registration of any of the Common Shares pursuant to the Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(ix)

Consultant understands and agrees not to engage in any hedging transactions involving any of the Common Shares unless such transactions are in compliance with the provisions of the Securities Act and in each case only in accordance with applicable state and provincial securities laws;

(x)

Consultant acknowledges that the Common Shares are “restricted securities”, as such term is defined under Rule 144 of the Securities Act, and may not be offered, sold, pledged, or otherwise transferred, directly or indirectly, without prior registration under the Securities Act and applicable state securities laws, and Consultant agrees that if it decides to offer, sell, pledge or otherwise transfer, directly or indirectly, any of the Common Shares absent such registration, it will not offer, sell, pledge or otherwise transfer, directly or indirectly, any of the Common Shares, except:

A.	to Company; or

B.

outside the United States in an “offshore transaction” in compliance with the requirements of Rule 904 of Regulation S under the Securities Act, if available, and in compliance with applicable local laws and regulations; or

C.

in compliance with an exemption from registration under the Securities Act provided by (a) Rule 144 or (b) Rule 144A thereunder, if available, and in accordance with any applicable state securities or “Blue Sky” laws; or

D.	in a transaction that does not require registration under the Securities Act or any applicable state securities laws; and

E.

in the case of subparagraphs (ii), (iii) or (iv), it has furnished to Company and to Company’s transfer agent an opinion of counsel of recognized standing in form and substance satisfactory to Company and to Company’s transfer agent to such effect.

b)	Legend Requirements. Consultant acknowledges that the certificates representing the Common Shares shall bear a legend in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO ENERGY FUELS INC., (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO ENERGY FUELS INC. AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO ENERGY FUELS INC. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.”

Notwithstanding the foregoing, if the certificates representing the Common Shares have been held by Consultant for a period of at least six (6) months after the respective payment dates, and if Rule 144 under the Securities Act is applicable (there being no representations by Company that Rule 144 is applicable), and subject to the restrictions set forth hereof, Consultant may make sales of the Common Shares only under the terms and conditions prescribed by Rule 144 of the Securities Act or other exemptions therefrom and provided that Consultant provides an opinion of counsel of recognized standing in form and substance satisfactory to Company and Company’s transfer agent to the effect that the U.S. restrictive legend is no longer required under applicable requirements of the Securities Act.

c)	TSX Requirements. The certificate(s) evidencing the Common Shares shall bear a legend (the “TSX Legend”) as required by Section 607.1 of the TSX Company Manual, substantially in the form below:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON TSX.”

In accordance with Section 607.1 of the TSX Company Manual, the TSX Legend may be removed at such time as the U.S. Legend has been removed.

8)	Required Approvals.

a)	Stock Exchange Approvals

This Agreement and the issuance of the Common Shares contemplated herein are subject to the approval of the Toronto Stock Exchange and NYSE American LLC.

b)	Shareholder Approval

The issuance of Common Shares hereunder is subject to the prior approval of the shareholders of the Corporation at the Meeting.

9)

Expenses. Consultant agrees to pay for all its expenses (phone, mailing, labor, and the like), other than extraordinary items (travel required, or specifically requested, by Company, luncheons or dinners to large groups of investment professionals, investor conference calls, print advertisements in publications, and the like) approved by Company prior to it incurring an obligation for reimbursement.

10)

Indemnification. Company warrants and represents that all oral communications, written documents or materials furnished to Consultant by Company with respect to financial affairs, operations, profitability and strategic planning of Company are accurate and Consultant may rely upon the accuracy thereof without independent investigation. Company will protect, indemnify and hold harmless Consultant against any claims or litigation including any damages, liability, cost and reasonable attorney’s fees as incurred with respect thereto resulting from Consultant’s communication or dissemination of any said information, documents or materials in accordance with the terms of this Agreement. Consultant will protect, indemnify and hold harmless Company against any claims or litigation including any damages, liability, cost and reasonable attorney’s fees as incurred with respect thereto resulting from Consultant’s communication or dissemination of any information, documents or materials related to Company that had not previously been approved by Company.

11)

Compliance with Laws. Consultant (on its own behalf and on behalf of any and all related parties, affiliates, owners, members, employees, officers, and directors) agrees that it (and such persons) will comply with all laws, rules and regulations related to the activities on behalf of Company contemplated pursuant to this Agreement. Consultant shall provide a prominent notice on all newsletters and websites/webcasts/interview materials and other communications with investors or prospective investors in which Consultant could be perceived to be giving advice or making a recommendation that Consultant has been compensated for its services and, if applicable, received or owns stock of Company (directly or indirectly) specifically referencing Company by name and the number of shares received (directly or indirectly) and will profit from its activities on behalf of Company. If asked, Consultant agrees that it will not conceal at any time if it will, directly or indirectly, be selling shares while promoting the stock and recommending that investors purchase the stock of Company. Consultant covenants and agrees that it will at all times engage in acts, practices and courses of business that comply with Section 17(a) and (b) of the Securities Act, as amended, as well as Section 10(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has adopted policies and procedures adequate to assure all of Consultant’s personnel are aware of the limitation on their activities, and the disclosure obligations, imposed by such laws and the rules and regulations promulgated thereunder. Consultant is aware that the federal securities laws restrict trading in Company’s securities while in possession of material non-public information concerning Company, as well as the requirements of Regulation FD that prohibit communications of material non-public information, and the requirements thereof in the event of an unintentional or inadvertent non-public disclosure. Consultant agrees to immediately inform Company in the event that an actual or potential Regulation FD disclosure has occurred and assist counsel in the method by which corrective steps should be taken. Consultant acknowledges that with respect to any Common Shares now or at any time hereafter beneficially owned by Consultant or any of its affiliates, that it will refrain from trading in Company’s securities while Consultant or any such affiliate is in possession of material non-public information concerning Company, its financial condition, or its business and affairs or prospects.

12)

Representations of Consultant. Consultant represents that it is not required to maintain any licenses or registrations under federal or state regulations necessary to perform the services set forth herein, and that it is not rendering legal advice or performing accounting services, nor acting as an investment advisor or broker/dealer within the meaning of applicable federal and/or state securities laws and regulations and it is not required to register as a broker-dealer pursuant to Section 15(b) of the Exchange Act and state securities laws. Consultant further represents that the performance of the services set forth under this Agreement will not violate any rule or provision of any regulatory agency having jurisdiction over Consultant. Consultant represents that, to the best of its knowledge, Consultant and its officers and directors are not the subject of any investigation, claim, decree or judgment involving any violation of the SEC or securities laws. Company acknowledges that, to the best of its knowledge, it has not violated any rule or provision of any regulatory agency having jurisdiction over Company. Company represents that, to the best of its knowledge, Company is not the subject of any investigation, claim, decree or judgment involving any violation of the SEC or securities laws.

13)

Status as Independent Contractor. Consultant’s engagement pursuant to this Agreement shall be as an independent contractor, and not as an employee, officer or other agent of Company. Neither party to this Agreement shall represent or hold itself out to be the employer or employee of the other. Consultant further acknowledges the consideration provided hereinabove is a gross amount of consideration and that Company will not withhold from such consideration any amounts as to income taxes, social security payments or any other payroll taxes. All such income taxes and other such payments shall be made or provided for by Consultant, and Company shall have no responsibility or obligations regarding such matters. Neither Company nor Consultant possesses the authority to bind the other party in any agreements without the express written consent of the entity to be bound.

14)

Termination. Company may terminate this Agreement at the end of any calendar quarter during the Term for any reason or no reason, upon providing 10 calendar days’ prior written notice to Consultant. In the instance one or both parties do not wish to renew this Agreement for an additional Extension Period, the Agreement shall automatically terminate upon the expiration of the then current term. In the event of any such termination or automatic termination, Company shall pay Consultant all fees accrued to the end of the quarter of termination. Company shall have no obligation to pay any fees to Consultant after termination. Notwithstanding the foregoing, termination in any instance shall not relieve either party from its obligations incurred prior to the effective date of termination, including the obligation to pay all accrued fees and any obligations hereunder arising out of any act or omission of the parties prior to the effective date of termination.

15)

Attorneys’ Fees. If any legal action, arbitration or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with or related to this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other reasonable costs incurred in connection with such action or proceeding, in addition to any other relief to which it may be entitled.

16)	Waiver. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party.

17)

Choice of Law, Jurisdiction and Venue. This Agreement shall be governed by, construed and enforced in accordance with either the laws of the State of Colorado. The parties agree that Denver, Colorado shall be the venue of any dispute.

18)

Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the alleged breach thereof, or relating to Consultant’s activities or remuneration under this Agreement, shall be settled by binding arbitration in Denver, Colorado in accordance with customary rules of arbitration and any judgment on an award rendered by the arbitrator(s) shall be binding on the parties and may be entered in any court having jurisdiction of such matters.

19)

Complete Agreement. This Agreement contains the entire understanding of the parties relating to the subject matter hereof, and hereby supersedes any prior oral or written agreements between the parties hereto. This Agreement may be modified only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

20)

Confidentiality. In the course of carrying out its duties under this Agreement, Consultant may from time to time receive or become aware of material, non-public information regarding Company, or proprietary information that is valuable, special and a unique asset of Company and/or its business and operations (the “Confidential Information”). Except as may be required by law, Consultant agrees to hold this Agreement and the Confidential Information in strict confidence, according the same protection to such information as it accords to its own proprietary and confidential information for a period of two (2) years following the expiration or termination of this Agreement. Consultant shall not disclose the Confidential Information to any third party without the prior written consent of Company. Consultant hereby acknowledges and agrees that it is aware that the securities laws of the United States prohibit any person who has received from an issuer of securities material, non-public information or insider information (such as may form part of the Confidential Information) from purchasing or selling securities of such issuer on the basis of such information or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. If Consultant becomes aware of any Confidential Information, Consultant shall not disclose such information to any party, except as may be required by law pursuant to a written opinion of competent counsel. Consultant shall instruct its officers, directors, employees, agents, and affiliates of the confidentiality obligations described herein and shall be responsible for any unauthorized disclosure by these parties.

In witness whereof, the parties affix their signatures as of the dates set out below:

ENERGY FUELS INC.	LIVIAKIS FINANCIAL COMMUNICATIONS, INC.

By:	By:
Mark S. Chalmers, President	John Liviakis, CEO
and CEO

Date:	Date:

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting of Energy Fuels Inc.
To Be Held on Wednesday, May 30, 2018.

Dear Investor:

Please find attached your form of voting instruction form for the Annual and Special Meeting of shareholders of Energy Fuels Inc. (the “Corporation”) to be held at the offices of the Corporation at 225 Union Blvd., Suite 600, Lakewood, Colorado 80228 USA on Wednesday, May 30, 2018 at 10:00 am (Mountain Time) (the “Meeting”). The following matters will be reviewed and voted upon at this meeting:

•	Election of directors, as detailed on page 3 of the management information circular of the Corporation dated
•	___________, 2018 (the “Management Information Circular”)
•	Appointment of independent registered public accounting firm as auditor for 2018, as detailed on page 8 of the Management Information Circular
•

Consideration and passage of an ordinary resolution approving the amendment and extension of the Corporation’s Shareholder Rights Plan for a further three-year term, as detailed on page 9 of the Management Information Circular

•

Consideration and passage of an ordinary resolution ratifying and approving the Corporation’s Omnibus Equity Incentive Compensation Plan for a further three-year term, as detailed on page 14 of the Management Information Circular

•	Consideration and passage of an ordinary resolution approving share issuances pursuant to a consulting arrangement, as detailed on page 21 of the Management Information Circular
•	Other business as may be properly brought before the meeting

Pursuant to applicable United States and Canadian securities rules, companies are no longer required to distribute physical copies of certain annual meeting related materials such as management information circulars and annual financial statements to their investors. Instead, they may post electronic versions of such material on a website for investor review. This process, known as “notice-and-access,” directly benefits the Corporation through a substantial reduction in both postage and material costs and also helps the environment through a decrease in paper documents that are ultimately discarded.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Electronic copies of investor materials related to the Meeting, including the Management Information Circular, may therefore be found at, and downloaded from www.meetingdocuments.com/astca/EFR or from the Corporation’s web page on EDGAR at www.sec.gov or on SEDAR at www.sedar.com. Investors are reminded to review the Management Information Circular before voting at the Meeting.

You have a number of options to vote your proxy:

•	By telephone call 1-888-489-7352;
•	Fax your signed proxy to 1-866-781-3111;
•	Return your signed proxy by mail using the enclosed business reply envelope; or
•	Scan and send your signed proxy to proxy@astfinancial.com

However you choose to vote, we must receive your vote by no later than 10:00 a.m. (Toronto time) on May 28, 2018, or if the Meeting is adjourned, no later than 10:00 am (Mountain time) on the last business day preceding the day to which the Meeting is adjourned. We also strongly encourage you to first review the matters under discussion for the meeting as described in the Management Information Circular at www.meetingdocuments.com/astca/EFR.

Should you wish to receive paper copies of investor materials related to the Meeting free of charge, including the Form of Proxy and the Management Information Circular, the Corporation’s audited financial statements or its Annual Report on Form 10-K, or if you have any questions, please contact us at 1-888-433-6443 or fulfilment@astfinancial.com prior to May 11, 2018 and we will send them within three business days, giving you sufficient time to vote your proxy. Following the Meeting, the documents will remain available at the website listed above for a period of one year.

Proxy Form – Annual and Special Meeting of Shareholders of Energy Fuels Inc. to be held on
May 30, 2018 (the “Meeting”)

Notes to Proxy

1. This proxy must be signed by a holder or his or her attorney duly authorized in writing. If you are an individual, please sign exactly as your name appears on this proxy. If the holder is a corporation, a duly authorized officer or attorney of the corporation must sign this proxy, and if the corporation has a corporate seal, its corporate seal should be affixed.

2. If the securities are registered in the name of an executor, administrator or trustee, please sign exactly as your name appears on this proxy. If the securities are registered in the name of a deceased or other holder, the proxy must be signed by the legal representative with his or her name printed below his or her signature, and evidence of authority to sign on behalf of the deceased or other holder must be attached to this proxy.

3. You have the right to appoint a person other than as designated herein to represent you at the Meeting, by striking out the names of the persons designated above and inserting such other person’s name in the blank space provided and delivering the completed proxy to AST Trust Company Inc. in the envelope provided.

4. Some holders may own securities as both a registered and a beneficial holder; in which case you may receive more than one Management Information Circular and will need to vote separately as a registered and beneficial holder. Beneficial holders may be forwarded either a form of proxy already signed by the intermediary or a voting instruction form to allow them to direct the voting of securities they beneficially own. Beneficial holders should follow instructions for voting conveyed to them by their intermediaries.

5. If a security is held by two or more individuals, any one of them present or represented by proxy at the Meeting may, in the absence of the other or others, vote at the Meeting. However, if one or more of them are present or represented by proxy, they must vote together the number of securities indicated on the proxy.

All holders should refer to the Management Information Circular for further information regarding completion and use of this proxy and other information pertaining to the Meeting.

This proxy is solicited by and on behalf of Management of the Corporation.

How to Vote

TELEPHONE

Use any touch-tone phone, call toll free in Canada and United States

1-888-489-7352 and follow the voice instructions

To vote by telephone you will need your control number. If you vote by telephone, do not return this proxy.

MAIL, FAX or EMAIL

Complete and return your signed proxy in the envelope provided or send to:

AST Trust Company (Canada)
P.O. Box 721
Agincourt, ON M1S 0A1

You may alternatively fax your proxy to 416-368-2502 or toll free in Canada and United States to 1-866-781-3111 or scan and email to proxyvote@astfinancial.com.

An undated proxy is deemed to be dated on the day it was received by AST Trust Company (Canada).

If you wish to receive investor documents electronically in future, please visit https://ca.astfinancial.com/edelivery to enroll.

All proxies must be received by 10:00a.m. (Toronto time), on Monday, May 28, 2018, or if the Meeting is adjourned, by 10:00 a.m. (Toronto time) on the last business day preceding the day to which the Meeting is adjourned